UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-05162

Exact name of registrant as specified in charter:	Delaware VIP® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

Delaware VIP® Trust
Delaware VIP Diversified Income Series
Annual report
December 31, 2013

Investments in Delaware VIP® Diversified Income Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP Diversified Income Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP Diversified Series Standard Class shares returned -1.26% and Service Class shares returned -1.42%. Both figures reflect all dividends reinvested. The Series’ benchmark, the Barclays U.S. Aggregate Index, declined by 2.02% for the same period.

Despite periodic outbreaks of monetary and fiscal uncertainty, many investors were generally willing to take on more risk than usual for much of the Series’ fiscal year. As a result, lower-rated sectors of the global fixed-income market – with the notable exception of emerging market bonds – strongly outperformed their higher-quality counterparts. Intermediate- and longer-term Treasury debt in particular struggled to tread water, largely as a result of the perceived possibility that central bank largess had mitigated another financial crisis.

The Series’ allocation weight within high yield bonds represented its strongest source of performance during the early months of 2013. Security selection in this sector also was positive, as was the case in the Series’ investments in bank loans. The Series’ overweight allocation to investment grade corporate bonds was a net positive as well. It was a far different story overseas, however, as holdings in emerging market and non-dollar developed market bonds detracted from performance at this point in the fiscal period.

In May 2013, Federal Reserve Chairman Ben Bernanke revealed that by the end of 2013, the Fed might taper (or scale back) its program of monthly purchases of $85 billion in Treasury bonds and mortgage-backed securities (MBS). He also said that the Fed may conclude the program altogether by mid-2014. At this time, many of the prevailing relative strength trends were abruptly terminated, and traditional relationships became skewed. High-quality sectors, including Treasurys, actually outperformed. Given the Series’ large underweight to the sector, Treasury holdings were a significant detractor at this time.

As part of this sudden trend reversal, the Series’ overweight to investment grade corporate bonds, which had previously boosted Series performance, was a negative factor. On the plus side, however, security selection within the domestic high yield sector continued to contribute to absolute and relative returns. Poor performance among the Series’ holdings in emerging market and developed market bonds, however, offset this gain once again.

In September 2013, the Fed once again surprised investors by declining to initiate the tapering process, causing yet another reversal in relative strength patterns during the final months of the Series’ fiscal year. With the Fed on hold amid a data blackout caused by the government shutdown, risk was “back on,” generating positive relative performance from the Series’ positions in investment grade and high yield corporate bonds. The Series’ holdings in emerging market and non-dollar developed-market debt also generated positive performance versus the benchmark.

At the end of the fiscal year, the Series’ use of derivative instruments was significantly reduced, and they had an immaterial effect on Series performance for the fiscal year as a whole. The Series maintained its long-held overweight allocations to investment grade bonds, high yield U.S. corporate bonds, emerging markets debt, and bank loans. From a credit perspective, we continued to emphasize bonds rated AAA and BBB, at the expense of AA-rated and A-rated securities. As of the end of the fiscal year, about 25% of Series assets also were invested in bonds rated below investment grade.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.
Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Diversified Income Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 16, 2003)	– 1.26%	+4.04%	+9.09%	+6.34%	+6.46%

Service Class shares (commenced operations on May 16, 2003)	– 1.42%	+3.80%	+8.85%	+6.05%	+6.19%

Barclays U.S. Aggregate Index	– 2.02%	+3.26%	+4.44%	+4.55%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.93%, while total operating expenses for Standard Class and Service Class shares were 0.68% and 0.98%, respectively. The management fee for Standard Class and Service Class shares was 0.59%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Per Standard & Poor’s credit rating agency, bonds rated AA and A are more susceptible to the adverse effects of changes in circumstances and economic conditions than those in the higher-rated AAA category, but the obligor’s capacity to meet its financial commitment on the obligation is still strong. Bonds rated BBB exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics with BB indicating the least degree of speculation of the three.

Diversified Income Series-2

Delaware VIP® Diversified Income Series

Performance summary (continued)

Bond ratings are determined by a nationally recognized statistical rating organization (NRSRO).

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value
–– Delaware VIP Diversified Income Series (Standard Class)	$10,000	$18,497
– – Barclays U.S. Aggregate Index	$10,000	$15,598

The chart shows a $10,000 investment in the Delaware VIP Diversified Income Series Standard Class shares for the period from Dec. 31, 2003, through Dec. 31, 2013.

The chart also shows $10,000 invested in the Barclays U.S. Aggregate Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The Barclays U.S. Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Diversified Income Series-3

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Disclosure of Series expenses

For the Six-Month Period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Series return†
Standard Class	$1,000.00	$1,018.40	0.66%	$3.36
Service Class	1,000.00	1,017.50	0.91%	4.63
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.88	0.66%	$3.36
Service Class	1,000.00	1,020.62	0.91%	4.63

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Security type/sector allocation

As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Percentage of
Security type/sector	net assets
Agency Asset-Backed Securities	0.01%
Agency Collateralized Mortgage Obligations	1.32%
Agency Mortgage-Backed Securities	15.34%
Commercial Mortgage-Backed Securities	3.30%
Convertible Bonds	2.81%
Corporate Bonds	54.26%
Automotive	0.63%
Banking	6.92%
Basic Industry	4.65%
Brokerage	0.47%
Capital Goods	1.74%
Communications	6.17%
Consumer Cyclical	3.56%
Consumer Non-Cyclical	3.53%
Electric	4.69%
Energy	5.32%
Finance Companies	1.67%
Healthcare	1.21%
Insurance	2.13%
Media	1.52%
Natural Gas	2.63%
Real Estate Investment Trusts	1.83%
Services Cyclical	1.02%
Technology	2.92%
Transportation	1.02%
Utilities	0.63%
Municipal Bonds	0.80%
Non-Agency Asset-Backed Securities	1.26%
Non-Agency Collateralized Mortgage Obligations	0.42%
Regional Bond	0.02%
Senior Secured Loans	8.10%
Sovereign Bonds	2.35%
Supranational Banks	0.23%
U.S. Treasury Obligations	4.69%
Common Stock	0.00%
Convertible Preferred Stock	0.68%
Preferred Stock	0.45%
Option Purchased	0.00%
Short-Term Investments	15.15%
Total Value of Securities	111.19%
Liabilities Net of Receivables and Other Assets	(11.19%)
Total Net Assets	100.00%

Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Schedule of Investments

December 31, 2013

	Principal Amount°	Value (U.S. $)
AGENCY ASSET-BACKED SECURITIES – 0.01%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33 •	275,098	$301,727
Fannie Mae REMIC Trust Series 2002-W11 AV1 0.505% 11/25/32 •	2,505	2,284

Total Agency Asset-Backed Securities (cost $276,399)		304,011

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS – 1.32%
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	691	773
Series 2002-T4 A3 7.50% 12/25/41	13,073	14,917
Series 2004-T1 1A2 6.50% 1/25/44	10,840	12,258
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	48,575	55,620
Series 2001-50 BA 7.00% 10/25/41	68,882	78,762
Series 2002-90 A1 6.50% 6/25/42	9,705	11,159
Series 2002-90 A2 6.50% 11/25/42	28,370	32,227
Series 2003-26 AT 5.00% 11/25/32	965,743	1,007,009
Series 2003-38 MP 5.50% 5/25/23	683,818	752,908
Series 2005-110 MB 5.50% 9/25/35	180,379	194,511
Series 2009-94 AC 5.00% 11/25/39	1,400,000	1,504,296
Series 2010-41 PN 4.50% 4/25/40	1,675,000	1,777,368
Series 2010-96 DC 4.00% 9/25/25	3,245,000	3,410,527
Series 2010-116 Z 4.00% 10/25/40	85,394	87,225
Series 2012-122 SD 5.935% 11/25/42 •S	2,501,038	624,519
Series 2012-124 SD 5.985% 11/25/42 •S	3,344,960	786,238
Series 2013-26 ID 3.00% 4/25/33 S	3,445,071	549,763
Series 2013-31 MI 3.00% 4/25/33 S	1,065,225	167,513
Series 2013-38 AI 3.00% 4/25/33 S	3,446,314	548,931
Series 2013-44 DI 3.00% 5/25/33 S	10,246,737	1,634,803
Fannie Mae Whole Loan REMIC Trust
Series 2002-W6 2A1 6.502% 6/25/42 •	26,409	30,641
Series 2004-W11 1A2 6.50% 5/25/44	43,148	49,328
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	40,330	46,007
Series 2326 ZQ 6.50% 6/15/31	39,850	44,317
Series 2557 WE 5.00% 1/15/18	736,947	781,914
Series 2622 PE 4.50% 5/15/18	1,197,890	1,264,936
Series 2762 LG 5.00% 9/15/32	486,535	491,362
Series 2809 DC 4.50% 6/15/19	388,032	410,906
Series 3123 HT 5.00% 3/15/26	80,952	86,911
Series 3416 GK 4.00% 7/15/22	6,012	6,160
Series 3656 PM 5.00% 4/15/40	2,540,000	2,737,521
Series 4065 DE 3.00% 6/15/32	350,000	328,288
Series 4148 SA 5.933% 12/15/42 •S	3,979,386	917,951
Series 4185 LI 3.00% 3/15/33 S	2,530,150	405,167
Freddie Mac REMICs Series 4191 CI 3.00% 4/15/33 S	1,046,100	167,544
Freddie Mac Structured Pass Through Securities
Series T-54 2A 6.50% 2/25/43 ¿	15,982	18,619
Series T-58 2A 6.50% 9/25/43 ¿	6,284	7,039
GNMA
Series 2010-113 KE 4.50% 9/20/40	4,115,000	4,334,416
NCUA Guaranteed Notes Trust
Series 2010-C1 A2 2.90% 10/29/20	1,420,000	1,466,802

Total Agency Collateralized Mortgage Obligations (cost $26,577,786)		26,847,156

AGENCY MORTGAGE-BACKED SECURITIES – 15.34%
Fannie Mae
6.50% 8/1/17	7,975	8,809
Fannie Mae ARM
2.277% 10/1/33 •	15,194	15,597
2.412% 6/1/37 •	4,707	5,043
2.412% 5/1/43 •	1,255,202	1,227,534
2.44% 11/1/35 •	184,173	194,717
2.546% 6/1/43 •	422,658	415,006
3.293% 9/1/43 •	1,589,208	1,610,691
5.143% 8/1/35 •	22,936	24,604
5.817% 8/1/37 •	168,996	181,988
Fannie Mae Relocation 15 yr
4.00% 9/1/20	76,618	79,671
Fannie Mae Relocation 30 yr
5.00% 11/1/33	3,372	3,624
5.00% 11/1/34	6,458	6,947
5.00% 4/1/35	14,530	15,625
5.00% 10/1/35	39,188	42,117
5.00% 1/1/36	36,103	38,818
5.00% 2/1/36	18,237	19,599
Fannie Mae S.F. 15 yr
2.50% 7/1/27	241,906	240,240
2.50% 10/1/27	1,414,607	1,404,860
2.50% 2/1/28	3,782,262	3,756,126
2.50% 5/1/28	524,285	519,482
3.00% 11/1/27	198,052	202,485
3.50% 7/1/26	1,233,775	1,291,255
3.50% 12/1/28	388,049	406,402
4.00% 4/1/24	477,280	506,162
4.00% 2/1/25	300,499	318,656
4.00% 11/1/25	3,398,787	3,622,532
5.00% 5/1/21	158,741	169,984
6.00% 12/1/22	514,161	574,595
Fannie Mae S.F. 15 yr TBA
2.50% 2/1/28	33,938,000	33,508,474

Diversified Income Series-6

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr TBA
3.00% 2/1/28	42,592,000	$43,365,645
3.50% 2/1/28	27,221,000	28,393,844
Fannie Mae S.F. 20 yr
3.00% 8/1/33	614,423	605,371
3.00% 9/1/33	1,146,607	1,129,710
3.50% 4/1/33	195,074	198,654
3.50% 9/1/33	854,306	870,206
5.00% 11/1/23	94,262	102,256
5.50% 11/1/25	53,496	59,513
5.50% 8/1/28	516,336	570,095
6.00% 9/1/29	887,298	990,403
Fannie Mae S.F. 30 yr
3.00% 7/1/42	1,167,919	1,110,042
3.00% 10/1/42	18,062,886	17,166,459
3.00% 12/1/42	3,081,289	2,928,398
3.00% 4/1/43	9,953,058	9,459,994
3.00% 7/1/43	2,676,071	2,543,616
3.50% 7/1/42	174,453	173,476
3.50% 6/1/43	420,854	418,766
4.00% 11/1/40	494,757	509,639
4.00% 1/1/41	2,290,208	2,359,441
4.00% 9/1/41	336,597	346,762
4.00% 3/1/42	2,951,502	3,040,356
4.00% 1/1/43	1,129,834	1,163,747
4.50% 7/1/36	386,434	409,565
4.50% 11/1/40	1,980,988	2,099,650
4.50% 2/1/41	558,616	592,132
4.50% 3/1/41	2,441,954	2,588,334
4.50% 5/1/41	403,169	428,597
4.50% 10/1/41	1,397,166	1,480,514
5.00% 5/1/34	3,247	3,528
5.00% 2/1/35	297,153	323,623
5.50% 2/1/33	1,131,766	1,246,809
5.50% 4/1/34	404,888	446,039
5.50% 11/1/34	137,016	150,983
5.50% 8/1/37	1,107,900	1,218,457
5.50% 9/1/38	1,407,127	1,546,842
6.50% 2/1/36	327,955	364,700
7.50% 3/1/32	498	594
7.50% 4/1/32	994	1,138
Fannie Mae S.F. 30 yr TBA
3.00% 2/1/43	19,235,000	18,211,638
3.50% 2/1/43	30,636,000	30,341,609
4.00% 2/1/43	33,298,000	34,172,073
4.50% 2/1/43	29,770,000	31,445,727
Freddie Mac
4.50% 1/1/41	1,660,847	1,734,940
Freddie Mac ARM
2.342% 12/1/33 •	34,780	37,028
2.357% 2/1/37 •	230,601	248,208
2.406% 8/1/37 •	3,582	3,805
Freddie Mac ARM
2.464% 4/1/34 •	1,732	1,831
2.499% 7/1/36 •	101,090	107,966
2.732% 6/1/37 •	329,989	350,244
6.022% 10/1/37 •	2,167	2,288
6.18% 10/1/37 •	33,033	35,057
Freddie Mac Relocation 30 yr
5.00% 9/1/33	7,737	8,328
Freddie Mac S.F. 15 yr
3.50% 10/1/26	352,102	368,213
4.00% 8/1/25	542,796	573,234
4.00% 11/1/26	1,088,762	1,149,059
4.50% 5/1/20	346,908	368,575
5.00% 6/1/18	113,462	120,133
Freddie Mac S.F. 30 yr
3.00% 10/1/42	1,360,285	1,290,313
3.00% 11/1/42	1,238,444	1,175,023
4.00% 11/1/40	817,569	840,128
4.00% 12/1/40	239,179	245,806
4.00% 2/1/42	543,976	559,064
4.50% 10/1/39	1,599,957	1,694,590
4.50% 10/1/43	491,743	524,634
5.00% 3/1/34	18,263	20,135
6.00% 2/1/36	568,852	634,183
6.00% 8/1/38	1,115,553	1,241,019
6.50% 8/1/38	192,049	213,408
Freddie Mac S.F. 30 yr TBA
5.50% 2/1/43	1,908,000	2,082,701
GNMA I S.F. 30 yr
7.00% 12/15/34	208,226	244,297

Total Agency Mortgage-Backed Securities (cost $314,361,010)		310,864,798

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.30%
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 A4 5.405% 12/11/40 •	1,684,000	1,786,635
Series 2006-PW12 A4 5.712% 9/11/38 •	1,230,000	1,344,514
Citigroup Commercial Mortgage Trust Series 2012-GC8 A4 3.024% 9/10/45	2,320,000	2,213,259
Commercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44 ¿•	1,190,000	1,251,459
Series 2013-CR8 A5 3.612% 6/10/46 ¿•	1,205,000	1,188,266
Series 2013-CR12 A4 4.046% 10/10/46 ¿	1,960,000	1,978,148

Diversified Income Series-7

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Commercial Mortgage Trust Series 2005-GG5 A5 5.224% 4/10/37 •	7,280,000	$7,677,328
Credit Suisse Commercial Mortgage Trust Series 2006-C1 AAB 5.465% 2/15/39 •	38,059	38,837
DB-UBS Mortgage Trust Series 2011-LC1A A3 144A 5.002% 11/10/46 #	3,770,000	4,158,808
FREMF Mortgage Trust Series 2010-K7 B 144A 5.435% 4/25/20 #•	930,000	991,993
Series 2011-K702 B 144A 4.77% 4/25/44 #•	1,500,000	1,584,348
Goldman Sachs Mortgage Securities II Series 2004-GG2 A6 5.396% 8/10/38 •	1,789,748	1,807,676
Series 2005-GG4 A4A 4.751% 7/10/39	3,054,994	3,164,800
Goldman Sachs Mortgage Securities Trust Series 2006-GG6 A4 5.553% 4/10/38 •	1,815,000	1,954,401
Series 2010-C1 A2 144A 4.592% 8/10/43 #	3,090,000	3,342,450
Series 2010-C1 C 144A 5.635% 8/10/43 #•	1,010,000	1,096,292
Hilton USA Trust Series 2013-HLT AFX 144A 2.662% 11/5/30 #	2,840,000	2,811,560
JPMorgan Chase Commercial Mortgage Securities Series 2011-C5 A3 4.171% 8/15/46	2,095,000	2,200,033
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-LDP5 A4 5.20% 12/15/44 •	2,685,000	2,860,698
Series 2006-LDP8 AM 5.44% 5/15/45	1,909,000	2,094,249
LB-UBS Commercial Mortgage Trust Series 2004-C1 A4 4.568% 1/15/31	259,353	265,269
Series 2005-C3 B 4.895% 7/15/40 •	700,000	720,565
Merrill Lynch Mortgage Trust Series 2005-CIP1 A2 4.96% 7/12/38	351,079	351,381
Morgan Stanley Capital I Trust Series 2005-HQ7 AJ 5.207% 11/14/42 •	650,000	682,148
Series 2005-HQ7 C 5.207% 11/14/42 •	3,465,000	3,426,033
Series 2006-T21 B 144A 5.315% 10/12/52 #•	800,000	841,517
Morgan Stanley Capital I Trust Series 2007-T27 A4 5.648% 6/11/42 •	1,982,000	2,226,840
Timberstar Trust Series 2006-1A A 144A 5.668% 10/15/36 #	2,010,000	2,193,342
VNO Mortgage Trust Series 2012-6AVE A 144A 2.996% 11/15/30 #	5,735,000	5,347,658
WF-RBS Commercial Mortgage Trust Series 2012-C9 A3 2.87% 11/15/45	1,470,000	1,378,391
Series 2013-C11 A5 3.071% 3/15/45	1,250,000	1,184,426
Series 2013-C14 A5 3.337% 6/15/46	2,820,000	2,709,493

Total Commercial Mortgage-Backed Securities (cost $67,081,658)		66,872,817

CONVERTIBLE BONDS – 2.81%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 4/30/15	1,396,000	1,464,055
Alaska Communications Systems Group 144A 6.25% exercise price $10.28,expiration date 4/27/18 #	1,285,000	1,066,550
Alere 3.00% exercise price $43.98, expiration date 5/15/16	1,371,000	1,547,516
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	1,247,000	1,347,539
ArvinMeritor 4.00% exercise price $26.73, expiration date 2/12/27f	2,672,000	2,570,130
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	1,546,000	1,615,570
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	1,092,000	1,152,060
Blucora 144A 4.25% exercise price $21.66, expiration date 3/29/19 #	829,000	1,226,402
Chesapeake Energy 2.25% exercise price $85.40, expiration date 12/14/38	509,000	477,188
Chesapeake Energy 2.50% exercise price $50.90, expiration date 5/15/37	534,000	544,680
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	1,368,000	1,977,615
Dendreon 2.875% exercise price $51.24, expiration date 1/13/16	1,069,000	690,841
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	501,000	1,095,311
General Cable 5.00% exercise price $35.88, expiration date 11/15/29 f	1,980,000	2,124,788
Gilead Sciences 1.625% exercise price $22.71, expiration date 5/1/16	651,000	2,148,303

Diversified Income Series-8

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

CONVERTIBLE BONDS (continued)
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	1,713,000	$2,056,671
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	1,600,000	1,638,000
Iconix Brand Group 2.50% exercise price $30.75, expiration date 5/31/16	782,000	1,077,694
Illumina 144A 0.25% exercise price $83.55, expiration date 3/11/16 #	761,000	1,059,217
Intel 3.25% exercise price $21.94, expiration date 8/1/39	1,033,000	1,406,176
Jefferies Group 3.875% exercise price $45.51, expiration date 10/31/29	1,599,000	1,697,938
L-3 Communications Holdings 3.00% exercise price $90.24, expiration date 8/1/35	958,000	1,158,581
Lexington Realty Trust 144A 6.00% exercise price $6.84, expiration date 1/11/30 #	766,000	1,162,405
Liberty Interactive 144A 0.75% exercise price $1,000.00, expiration date 3/30/43 #	1,175,000	1,470,219
Liberty Interactive 144A 1.00% exercise price $74.31, expiration date 9/28/43 #	1,002,000	1,059,615
Linear Technology 3.00% exercise price $40.93, expiration date 4/30/27	461,000	526,693
MGM Resorts International 4.25% exercise price $18.58, expiration date 4/10/15	1,375,000	1,894,063
Mylan 3.75% exercise price $13.32, expiration date 9/15/15	373,000	1,224,839
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	2,057,000	2,019,717
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	2,445,000	2,660,466
Peabody Energy 4.75% exercise price $57.95, expiration date 12/15/41	902,000	717,654
Ryman Hospitality Properties 144A 3.75% exercise price $21.38, expiration date 9/29/14 #	610,000	1,194,075
SanDisk 1.50% exercise price $52.00, expiration date 8/11/17	1,349,000	1,994,834
SBA Communications 4.00% exercise price $30.38, expiration date 9/29/14	302,000	895,430
Steel Dynamics 5.125% exercise price $17.14, expiration date 6/15/14	500,000	590,313
TIBCO Software 2.25% exercise price $50.57, expiration date 4/30/32	2,314,000	2,329,909
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	1,365,000	1,167,075
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	1,336,000	1,442,880
Vector Group 2.50% exercise price $17.62, expiration date 1/14/19 •	707,000	836,290
VeriSign 3.25% exercise price $34.37, expiration date 8/15/37	1,135,000	2,052,931
WellPoint 2.75% exercise price $75.23, expiration date 10/15/42	383,000	520,401

Total Convertible Bonds (cost $49,872,110)		56,902,634

CORPORATE BONDS – 54.26%
Automotive – 0.63%
American Axle & Manufacturing 6.25% 3/15/21	1,085,000	1,158,238
Chassix 144A 9.25% 8/1/18 #	205,000	219,350
Chrysler Group 8.25% 6/15/21	3,080,000	3,518,900
Delphi 5.00% 2/15/23	480,000	496,200
Ford Motor 7.45% 7/16/31	2,320,000	2,848,714
Ford Motor Credit 12.00% 5/15/15	1,345,000	1,544,606
Jaguar Land Rover 144A 5.625% 2/1/23 #	605,000	608,025
LKQ 144A 4.75% 5/15/23 #	490,000	456,925
Meritor 6.75% 6/15/21	485,000	497,125
Tomkins 9.00% 10/1/18	304,000	334,400
TRW Automotive 144A 4.50% 3/1/21 #	1,000,000	1,015,000

		12,697,483

Banking – 6.92%
Banco de Costa Rica 144A 5.25% 8/12/18 #	2,025,000	2,019,938
Banco do Brasil 144A 3.75% 7/25/18 #	EUR 1,985,000	2,778,826
Banco Nacional de Costa Rica 144A 4.875% 11/1/18 #	1,345,000	1,321,463
Banco Santander Mexico
144A 4.125% 11/9/22 #	2,630,000	2,485,350
144A 5.95% 1/30/24 #•	1,480,000	1,502,200
Bancolombia 5.95% 6/3/21	1,195,000	1,248,775
Bank of America 2.60% 1/15/19	4,200,000	4,223,491
3.875% 3/22/17	1,785,000	1,906,610
Bank of Georgia 144A 7.75% 7/5/17 #	1,515,000	1,587,909
Barclays 8.25% 12/29/49 •	1,780,000	1,841,188
Barclays Bank 7.625% 11/21/22	2,135,000	2,279,113
BB&T 5.25% 11/1/19	10,782,000	12,099,754
BBVA Banco Continental 144A 3.25% 4/8/18 #	2,070,000	2,075,175
BBVA Bancomer 144A 6.50% 3/10/21 #	2,530,000	2,681,800
City National 5.25% 9/15/20	2,635,000	2,833,842
Cooperatieve Centrale Raiffeisen- Boerenleenbank 4.625% 12/1/23	3,250,000	3,279,273
Credit Suisse 144A 6.50% 8/8/23 #	2,520,000	2,686,950

Diversified Income Series-9

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Banking (continued)
Credit Suisse Group 144A 7.50% 12/11/49 #•		1,510,000	$1,597,278
Fifth Third Bancorp
4.30% 1/16/24		1,420,000	1,393,609
5.10% 12/29/49 •		2,340,000	2,076,750
Goldman Sachs Group 3.375% 2/1/18	CAD	1,332,000	1,268,733
HBOS 144A 6.75% 5/21/18 #		1,555,000	1,766,677
HBOS Capital Funding 144A 6.071% 6/29/49 #•		2,480,000	2,483,100
HSBC Bank 144A 4.75% 1/19/21 #		3,270,000	3,554,693
ING Bank 144A 5.80% 9/25/23 #		3,635,000	3,807,804
JPMorgan Chase
2.92% 9/19/17	CAD	1,618,000	1,535,405
4.25% 11/2/18	NZD	2,465,000	1,919,365
5.625% 8/16/43		2,290,000	2,428,959
KeyBank 6.95% 2/1/28		4,255,000	5,061,974
KeyCorp 2.30% 12/13/18		1,880,000	1,868,530
LBG Capital No.1 144A 8.00% 12/29/49 #•		540,000	578,473
Morgan Stanley
4.10% 5/22/23		2,870,000	2,782,784
5.00% 11/24/25		2,815,000	2,829,703
7.375% 2/22/18	AUD	1,612,000	1,569,155
7.60% 8/8/17	NZD	1,818,000	1,575,742
National City Bank 0.612% 6/7/17 •		1,905,000	1,885,601
Northern Trust 3.95% 10/30/25		1,355,000	1,323,525
PNC Bank 6.875% 4/1/18		5,710,000	6,757,539
PNC Financial Services Group 4.459% 5/29/49 •		790,000	791,975
PNC Preferred Funding Trust II 144A 1.465% 3/31/49 #•		2,500,000	2,325,000
Russian Agricultural Bank 144A 5.10% 7/25/18 #		1,645,000	1,679,956
Santander Holdings USA 3.45% 8/27/18		1,620,000	1,663,354
Santander UK 144A 5.00% 11/7/23 #		3,050,000	3,067,254
Sberbank 144A 4.95% 2/7/17 #		2,125,000	2,263,125
State Street 3.10% 5/15/23		2,850,000	2,655,248
SunTrust Bank
0.528% 8/24/15 •		1,965,000	1,949,581
2.35% 11/1/18		645,000	642,311
SVB Financial Group 5.375% 9/15/20		865,000	955,322
Turkiye Is Bankasi 144A 7.85% 12/10/23 #		1,235,000	1,233,889
U.S. Bank 4.95% 10/30/14		1,755,000	1,822,139
USB Capital IX 3.50% 10/29/49 •		7,105,000	5,577,425
USB Realty 144A 1.391% 12/29/49 #•		300,000	279,000
VEB Finance
144A 4.224% 11/21/18 #		835,000	840,219
144A 5.375% 2/13/17 #		1,600,000	1,710,080
144A 6.025% 7/5/22 #		970,000	994,250
Wachovia 0.614% 10/15/16 •		1,755,000	1,746,587
Wells Fargo 5.375% 11/2/43		2,825,000	2,903,665
Yapi ve Kredi Bankasi 144A 5.25% 12/3/18 #		1,440,000	1,402,272
Zions Bancorp
4.50% 3/27/17		1,895,000	2,007,986
4.50% 6/13/23		2,180,000	2,128,995
7.75% 9/23/14		550,000	574,586

			140,131,275

Basic Industry – 4.65%
AK Steel 7.625% 5/15/20		695,000	696,738
Allegion U.S. Holding 144A 5.75% 10/1/21 #		1,325,000	1,384,625
Alpek 144A 4.50% 11/20/22 #		1,800,000	1,714,500
ArcelorMittal
6.125% 6/1/18		1,785,000	1,965,731
10.35% 6/1/19		2,685,000	3,409,950
Barrick Gold 4.10% 5/1/23		2,555,000	2,313,803
Barrick North America Finance 5.75% 5/1/43		585,000	527,789
Builders FirstSource 144A 7.625% 6/1/21 #		1,413,000	1,480,118
Cemex Espana Luxembourg 144A 9.25% 5/12/20 #		2,284,000	2,518,110
CF Industries
6.875% 5/1/18		4,030,000	4,678,500
7.125% 5/1/20		1,165,000	1,367,324
Clearwater Paper 4.50% 2/1/23		1,080,000	977,400
Dow Chemical 8.55% 5/15/19		9,021,000	11,660,942
FMC 4.10% 2/1/24		2,165,000	2,154,283
FMG Resources August 2006
144A 6.875% 4/1/22 #		4,284,000	4,690,980
144A 7.00% 11/1/15 #		449,000	466,679
Freeport-McMoRan Copper & Gold 3.875% 3/15/23		910,000	862,175
Georgia-Pacific 8.00% 1/15/24		5,120,000	6,601,687
Gerdau Trade 144A 4.75% 4/15/23 #		1,735,000	1,613,550
Glencore Funding 144A 2.50% 1/15/19 #		1,230,000	1,192,426
GTL Trade Finance 144A 7.25% 10/20/17 #		305,000	344,269
HD Supply
7.50% 7/15/20		578,000	625,685
11.00% 4/15/20		600,000	714,000
Headwaters 7.625% 4/1/19		1,845,000	1,997,213
International Paper
6.00% 11/15/41		1,880,000	2,048,721
7.50% 8/15/21		835,000	1,025,160
LSB Industries 144A 7.75% 8/1/19 #		445,000	469,475
LyondellBasell Industries 5.75% 4/15/24		1,810,000	2,032,424

Diversified Income Series-10

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

		Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Basic Industry (continued)
Masonite International 144A 8.25% 4/15/21 #		455,000	$502,775
MMC Finance 144A 5.55% 10/28/20 #		1,661,000	1,658,924
Mosaic
5.45% 11/15/33		705,000	720,470
5.625% 11/15/43		1,965,000	2,000,702
Nortek 8.50% 4/15/21		1,380,000	1,535,250
Novelis 8.75% 12/15/20		1,380,000	1,542,150
Nucor 4.00% 8/1/23		1,190,000	1,163,939
Packaging Corp of America 4.50% 11/1/23		1,585,000	1,592,212
Perstorp Holding 144A 8.75% 5/15/17 #		840,000	907,200
Phosagro 144A 4.204% 2/13/18 #		2,516,000	2,500,275
Plains Exploration & Production 6.50% 11/15/20		1,685,000	1,861,703
PolyOne 5.25% 3/15/23		760,000	744,800
Rio Tinto Finance U.S.A. 3.50% 11/2/20		1,060,000	1,083,869
Rock-Tenn
3.50% 3/1/20		1,020,000	1,004,632
4.00% 3/1/23		2,270,000	2,172,152
Rockwood Specialties Group
4.625% 10/15/20		680,000	697,850
Ryerson
9.00% 10/15/17		795,000	843,694
11.25% 10/15/18		330,000	351,450
Samarco Mineracao 144A 5.75% 10/24/23 #		1,380,000	1,369,650
Taminco Global Chemical 144A 9.75% 3/31/20 #		520,000	592,800
Teck Resources 3.75% 2/1/23		1,715,000	1,601,614
TPC Group 144A 8.75% 12/15/20 #		615,000	656,513
U.S. Coatings Acquisition 144A 7.375% 5/1/21 #		1,065,000	1,140,881
Vale Overseas 5.625% 9/15/19		900,000	980,897
Vedanta Resources 144A 6.00% 1/31/19 #		1,565,000	1,521,963
Weyerhaeuser 4.625% 9/15/23		1,845,000	1,875,819

			94,158,441

Brokerage – 0.47%
Invesco Finance 4.00% 1/30/24		930,000	923,694
Jefferies Group
5.125% 1/20/23		1,515,000	1,535,127
6.45% 6/8/27		878,000	916,694
6.50% 1/20/43		570,000	567,035
Lazard Group
4.25% 11/14/20		180,000	179,875
6.85% 6/15/17		4,829,000	5,448,957

			9,571,382

Capital Goods – 1.74%
Accudyne Industries 144A 7.75% 12/15/20 #		300,000	319,500
Ball
4.00% 11/15/23		1,735,000	1,561,500
5.00% 3/15/22		800,000	796,000
Berry Plastics 9.75% 1/15/21		1,155,000	1,342,688
Beverage Packaging Holdings Luxembourg II 144A 5.625% 12/15/16 #		440,000	449,900
BOE Merger 144A PIK 9.50% 11/1/17 #T		70,000	74,725
Cemex
144A 4.999% 10/15/18 #•		1,040,000	1,082,640
144A 9.50% 6/15/18 #		650,000	741,000
Consolidated Container 144A 10.125% 7/15/20 #		635,000	679,450
Crane
2.75% 12/15/18		1,210,000	1,205,483
4.45% 12/15/23		1,115,000	1,104,300
Crown Americas 4.50% 1/15/23		455,000	427,700
Flowserve 4.00% 11/15/23		1,510,000	1,471,326
General Electric Capital 4.208% 12/6/21	SEK	2,000,000	318,986
Ingersoll-Rand Global Holding
144A 2.875% 1/15/19 #		1,225,000	1,208,797
144A 4.25% 6/15/23 #		4,675,000	4,574,904
Metalloinvest Finance 144A 5.625% 4/17/20 #		1,865,000	1,818,375
Milacron 144A 7.75% 2/15/21 #		760,000	801,800
OAS Investments 144A 8.25% 10/19/19 #		1,625,000	1,592,500
Plastipak Holdings 144A 6.50% 10/1/21 #		965,000	1,003,600
Reynolds Group Issuer
5.75% 10/15/20		505,000	517,625
8.25% 2/15/21		1,450,000	1,555,125
9.00% 4/15/19		3,065,000	3,302,538
Sealed Air 144A 6.50% 12/1/20 #		1,360,000	1,468,800
TransDigm 7.50% 7/15/21		905,000	977,400
URS
144A 3.85% 4/1/17 #		365,000	372,117
144A 5.00% 4/1/22 #		1,340,000	1,322,041
Votorantim Cimentos 144A 7.25% 4/5/41 #		3,225,000	3,079,875

			35,170,695

Communications – 6.17%
America Movil 5.00% 3/30/20		2,720,000	2,959,531
American Tower Trust I
144A 1.551% 3/15/43 #		955,000	933,416
144A 3.07% 3/15/23 #		2,385,000	2,239,990
AT&T
2.375% 11/27/18		1,165,000	1,167,342
4.30% 12/15/42		1,650,000	1,404,977

Diversified Income Series-11

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Communications (continued)
Bell Canada 3.35% 3/22/23	CAD	3,826,000	$3,341,982
Brasil Telecom 144A 5.75% 2/10/22 #		1,286,000	1,195,980
CC Holdings GS V 3.849% 4/15/23		1,690,000	1,585,046
CenturyLink
5.80% 3/15/22		3,230,000	3,205,775
6.75% 12/1/23		910,000	925,925
Cox Communications 144A 3.25% 12/15/22 #		4,835,000	4,383,430
Crown Castle Towers 144A 4.883% 8/15/20 #		9,485,000	9,965,083
Digicel 144A 8.25% 9/1/17 #		185,000	193,325
Digicel Group
144A 8.25% 9/30/20 #		3,345,000	3,482,981
144A 10.50% 4/15/18 #		885,000	951,375
ENTEL Chile 144A 4.875% 10/30/24 #		1,155,000	1,131,160
Equinix
4.875% 4/1/20		682,000	682,000
5.375% 4/1/23		1,233,000	1,211,423
Hughes Satellite Systems 7.625% 6/15/21		485,000	543,200
Intelsat Jackson Holdings 144A 5.50% 8/1/23 #		1,085,000	1,036,175
Intelsat Luxembourg
144A 7.75% 6/1/21 #		1,485,000	1,598,231
144A 8.125% 6/1/23 #		2,660,000	2,862,825
Level 3 Communications 11.875% 2/1/19		610,000	704,550
Level 3 Financing
144A 6.125% 1/15/21 #		1,235,000	1,250,438
7.00% 6/1/20		775,000	825,375
MetroPCS Wireless 6.625% 11/15/20		655,000	696,756
Millicom International Cellular 144A 6.625% 10/15/21 #		1,760,000	1,829,520
MTS International Funding 144A 8.625% 6/22/20 #		1,605,000	1,901,925
Myriad International Holdings
144A 6.00% 7/18/20 #		825,000	886,875
144A 6.375% 7/28/17 #		2,395,000	2,685,394
Omnicom Group 3.625% 5/1/22		1,170,000	1,135,037
Qtel International Finance 144A 3.25% 2/21/23 #		1,575,000	1,414,131
Qwest 6.75% 12/1/21		1,725,000	1,891,735
SBA Tower Trust 144A 2.24% 4/16/18 #		1,800,000	1,774,607
SES 144A 3.60% 4/4/23 #		4,420,000	4,144,568
Sprint
144A 7.125% 6/15/24 #		5,335,000	5,428,363
144A 7.25% 9/15/21 #		460,000	495,650
144A 7.875% 9/15/23 #		355,000	382,513
Sprint Capital 6.90% 5/1/19		1,045,000	1,146,888
Sprint Nextel 6.00% 12/1/16		565,000	617,969
TBG Global PTE 144A 4.625% 4/3/18 #		1,430,000	1,387,100
Telefonica Chile 144A 3.875% 10/12/22 #		2,900,000	2,664,404
Telefonica Emisiones
3.192% 4/27/18		2,120,000	2,161,213
4.57% 4/27/23		2,390,000	2,361,172
5.289% 12/9/22	GBP	550,000	945,468
Telemar Norte Leste 144A 5.50% 10/23/20 #		2,245,000	2,143,975
Telesat Canada 144A 6.00% 5/15/17 #		760,000	793,250
Thomson Reuters 4.30% 11/23/23		2,115,000	2,128,346
Time Warner Cable
5.85% 5/1/17		580,000	633,086
8.25% 4/1/19		3,485,000	4,087,128
T-Mobile USA
6.125% 1/15/22		1,325,000	1,351,500
6.50% 1/15/24		990,000	1,004,850
6.836% 4/28/23		1,810,000	1,884,663
Verizon Communications
5.15% 9/15/23		7,435,000	7,998,231
6.40% 9/15/33		2,085,000	2,405,056
VimpelCom 144A 7.748% 2/2/21 #		2,158,000	2,349,523
Virgin Media Secured Finance 6.50% 1/15/18		7,925,000	8,232,094
Wind Acquisition Finance
144A 7.25% 2/15/18 #		535,000	565,763
144A 11.75% 7/15/17 #		680,000	724,200
Windstream
7.50% 4/1/23		305,000	308,050
7.75% 10/1/21		600,000	639,000
Zayo Group
8.125% 1/1/20		890,000	979,000
10.125% 7/1/20		915,000	1,059,113

			125,019,651

Consumer Cyclical – 3.56%
Amazon.com 2.50% 11/29/22		4,650,000	4,199,847
Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19 #T		975,000	999,375
Cummins 3.65% 10/1/23		2,870,000	2,837,199
CVS Caremark 4.00% 12/5/23		4,970,000	4,969,563
Daimler Finance North America 144A 2.25% 7/31/19 #		2,595,000	2,546,650
Dave & Buster’s 11.00% 6/1/18		350,000	385,438
Delphi 6.125% 5/15/21		1,865,000	2,077,144
eBay 4.00% 7/15/42		2,605,000	2,214,821
Ford Motor Credit 5.875% 8/2/21		1,965,000	2,231,199
General Motors 144A 3.50% 10/2/18 #		1,865,000	1,916,288
Hanesbrands 6.375% 12/15/20		1,070,000	1,174,325
Historic TW 6.875% 6/15/18		5,675,000	6,753,613
Home Depot 3.75% 2/15/24		1,785,000	1,780,384
Host Hotels & Resorts 3.75% 10/15/23		1,195,000	1,110,206

Diversified Income Series-12

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Cyclical (continued)
Host Hotels & Resorts
4.75% 3/1/23	2,060,000	$2,077,739
5.25% 3/15/22	1,220,000	1,273,870
5.875% 6/15/19	905,000	982,498
Hyundai Capital America 144A 2.125% 10/2/17 #	1,545,000	1,535,810
International Game Technology 5.35% 10/15/23	4,065,000	4,193,056
Landry’s 144A 9.375% 5/1/20 #	1,375,000	1,505,625
Levi Strauss
6.875% 5/1/22	890,000	983,450
7.625% 5/15/20	320,000	352,800
Marriott International 3.375% 10/15/20	1,640,000	1,626,542
QVC 4.375% 3/15/23	5,305,000	4,969,071
Rite Aid 9.25% 3/15/20	895,000	1,031,488
SACI Falabella 144A 3.75% 4/30/23 #	1,820,000	1,653,541
Sally Holdings 5.75% 6/1/22	905,000	945,725
Tenedora Nemak 144A 5.50% 2/28/23 #	1,765,000	1,734,113
TRW Automotive 144A 4.45% 12/1/23 #	1,535,000	1,492,788
Viacom 5.85% 9/1/43	4,590,000	4,842,381
William Carter 144A 5.25% 8/15/21 #	550,000	561,000
Wok Acquisition 144A 10.25% 6/30/20 #	370,000	403,763
Wyndham Worldwide
4.25% 3/1/22	1,045,000	1,021,629
5.625% 3/1/21	1,610,000	1,721,684
Yum Brands 3.875% 11/1/23	2,190,000	2,122,638

		72,227,263

Consumer Non-Cyclical – 3.53%
Anadolu Efes Biracilik Ve Malt Sanayii 144A 3.375% 11/1/22 #	1,225,000	980,000
BFF International 144A 7.25% 1/28/20 #	900,000	999,000
Boston Scientific
2.65% 10/1/18	1,370,000	1,380,852
6.00% 1/15/20	2,770,000	3,184,132
BRF 144A 5.875% 6/6/22 #	2,000,000	2,001,000
CareFusion 6.375% 8/1/19	8,080,000	9,155,198
Celgene
3.25% 8/15/22	1,560,000	1,479,677
3.95% 10/15/20	2,215,000	2,297,580
Coca-Cola Femsa 2.375% 11/26/18	1,420,000	1,413,059
Coca-Cola Icecek 144A 4.75% 10/1/18 #	1,685,000	1,718,144
Constellation Brands
3.75% 5/1/21	165,000	155,513
6.00% 5/1/22	1,135,000	1,217,288
Cosan Luxembourg 144A 5.00% 3/14/23 #	1,585,000	1,381,011
Del Monte 7.625% 2/15/19	940,000	978,775
ENA Norte Trust 144A 4.95% 4/25/23 #	1,388,511	1,348,723
ESAL 144A 6.25% 2/5/23 #	2,285,000	2,062,213
Fomento Economico Mexicano 4.375% 5/10/43	1,640,000	1,361,305
Jarden
6.125% 11/15/22	680,000	731,000
7.50% 1/15/20	365,000	396,025
JBS Investments 144A 7.75% 10/28/20 #	2,270,000	2,304,050
Korea Expressway 144A 1.875% 10/22/17 #	2,035,000	1,998,826
Kroger 3.30% 1/15/21	3,235,000	3,218,683
Laboratory Corp. of America Holdings 2.20% 8/23/17	2,075,000	2,083,578
Mylan 144A 3.125% 1/15/23 #	1,245,000	1,131,995
NBTY 9.00% 10/1/18	615,000	677,269
Pernod-Ricard 144A 5.75% 4/7/21 #	6,455,000	7,125,784
Prestige Brands 144A 5.375% 12/15/21 #	1,260,000	1,278,900
Scotts Miracle-Gro 6.625% 12/15/20	540,000	584,550
Smithfield Foods 6.625% 8/15/22	945,000	1,006,425
Spectrum Brands Escrow 144A 6.375% 11/15/20 #	980,000	1,048,600
Thermo Fisher Scientific 4.15% 2/1/24	1,505,000	1,493,743
Want Want China Finance 144A 1.875% 5/14/18 #	1,270,000	1,212,809
Yale University 2.90% 10/15/14	1,760,000	1,795,084
Zimmer Holdings
3.375% 11/30/21	2,700,000	2,589,897
4.625% 11/30/19	3,610,000	3,937,391
Zoetis 3.25% 2/1/23	4,050,000	3,796,798

		71,524,877

Electric – 4.69%
AES Gener 144A 8.375% 12/18/73 #•	1,620,000	1,692,900
Ameren Illinois 9.75% 11/15/18	5,810,000	7,684,300
American Transmission Systems 144A 5.25% 1/15/22 #	5,325,000	5,617,087
CenterPoint Energy 5.95% 2/1/17	2,215,000	2,485,367
Cleveland Electric Illuminating 5.50% 8/15/24	335,000	362,108
CMS Energy 6.25% 2/1/20	1,695,000	1,962,139
ComEd Financing III 6.35% 3/15/33	2,015,000	1,974,700
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	1,420,000	1,412,900
Duquesne Light Holdings 5.50% 8/15/15	1,076,000	1,148,788
Electricite de France 144A 5.25% 1/29/49 #•	2,830,000	2,819,461
Enel 144A 8.75% 9/24/73 #•	1,990,000	2,171,323
Entergy Louisiana 4.05% 9/1/23	3,965,000	4,034,455
Exelon Generation 4.25% 6/15/22	4,200,000	4,032,307
FPL Group Capital
6.35% 10/1/66 •	5,200,000	5,203,229
6.65% 6/15/67 •	195,000	199,052

Diversified Income Series-13

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Great Plains Energy
4.85% 6/1/21	1,675,000	$1,767,596
5.292% 6/15/22	3,250,000	3,492,827
Indiana Michigan Power 3.20% 3/15/23	1,455,000	1,362,794
Integrys Energy Group 6.11% 12/1/66 •	3,215,000	3,233,203
Ipalco Enterprises 5.00% 5/1/18	1,370,000	1,441,925
LG&E & KU Energy
3.75% 11/15/20	2,630,000	2,664,803
4.375% 10/1/21	3,695,000	3,805,979
MidAmerican Energy Holdings 144A 3.75% 11/15/23 #	3,350,000	3,273,895
Narragansett Electric 144A 4.17% 12/10/42 #	1,205,000	1,057,880
National Rural Utilities Cooperative Finance 4.75% 4/30/43 •	2,790,000	2,605,163
NextEra Energy Capital Holdings 3.625% 6/15/23	1,210,000	1,137,150
NV Energy 6.25% 11/15/20	2,815,000	3,278,124
Pennsylvania Electric 5.20% 4/1/20	3,195,000	3,426,558
PPL Capital Funding 6.70% 3/30/67 •	1,330,000	1,344,267
Public Service of New Hampshire 3.50% 11/1/23	1,565,000	1,535,481
Public Service Oklahoma 5.15% 12/1/19	3,595,000	3,987,883
Puget Energy 6.00% 9/1/21	1,065,000	1,192,832
Puget Sound Energy 6.974% 6/1/67 •	4,314,000	4,441,621
SCANA 4.125% 2/1/22	2,260,000	2,198,474
Wisconsin Energy 6.25% 5/15/67 •	4,880,000	5,036,297

		95,084,868

Energy – 5.32%
AmeriGas Finance
6.75% 5/20/20	180,000	197,550
7.00% 5/20/22	1,195,000	1,302,550
AmeriGas Partners 6.50% 5/20/21	349,000	374,303
Bristow Group 6.25% 10/15/22	1,115,000	1,181,287
Cameron International 4.00% 12/15/23	820,000	811,971
Chaparral Energy 7.625% 11/15/22	220,000	236,500
Chesapeake Energy
5.375% 6/15/21	135,000	140,400
5.75% 3/15/23	4,565,000	4,724,775
CNOOC Curtis Funding 144A 4.50% 10/3/23 #	1,225,000	1,218,163
CNOOC Finance 2012 144A 3.875% 5/2/22 #	1,200,000	1,157,963
Comstock Resources 7.75% 4/1/19	440,000	469,700
Continental Resources 4.50% 4/15/23	3,885,000	3,943,275
Drill Rigs Holdings 144A 6.50% 10/1/17 #	565,000	613,025
Ecopetrol 7.625% 7/23/19	2,306,000	2,744,140
Energy XXI Gulf Coast 144A 7.50% 12/15/21 #	1,185,000	1,241,288
Exterran Partners 144A 6.00% 4/1/21 #	355,000	354,113
Forest Oil 7.25% 6/15/19	258,000	252,518
Gazprom 144A 3.85% 2/6/20 #	1,760,000	1,707,200
Gazprom Neft
144A 4.375% 9/19/22 #	2,430,000	2,238,638
144A 6.00% 11/27/23 #	795,000	810,900
Halcon Resources 8.875% 5/15/21	895,000	908,425
Hercules Offshore 144A
8.75% 7/15/21 #	300,000	336,000
IPIC GMTN 144A 5.50% 3/1/22 #	1,088,000	1,191,360
KazMunayGas National 144A
9.125% 7/2/18 #	2,160,000	2,627,100
Key Energy Services 6.75% 3/1/21	920,000	947,600
Korea Gas 144A 2.875% 7/29/18 #	2,110,000	2,130,478
Laredo Petroleum 7.375% 5/1/22	1,085,000	1,182,650
Linn Energy
6.50% 5/15/19	210,000	215,250
144A 7.00% 11/1/19 #	450,000	456,750
8.625% 4/15/20	505,000	547,925
Lukoil International Finance 6.125% 11/9/20	3,480,000	3,787,980
MarkWest Energy Partners 5.50% 2/15/23	365,000	369,563
Midstates Petroleum 9.25% 6/1/21	1,210,000	1,270,500
Murphy Oil U.S.A. 144A 6.00% 8/15/23 #	1,160,000	1,171,600
Newfield Exploration 5.625% 7/1/24	1,905,000	1,905,000
Northern Oil & Gas 8.00% 6/1/20	445,000	468,363
Oasis Petroleum 144A 6.875% 3/15/22 #	1,370,000	1,459,050
ONGC Videsh 2.50% 5/7/18	2,150,000	2,030,976
Pacific Rubiales Energy
144A 5.375% 1/26/19 #	1,470,000	1,484,700
144A 7.25% 12/12/21 #	1,705,000	1,815,825
PDC Energy 7.75% 10/15/22	340,000	368,900
Pertamina Persero
144A 4.30% 5/20/23 #	440,000	385,000
144A 4.875% 5/3/22 #	1,055,000	970,600
Petrobras Global Finance 3.00% 1/15/19	2,670,000	2,505,346
Petrobras International Finance 5.375% 1/27/21	3,242,000	3,233,532
Petrohawk Energy 7.25% 8/15/18	3,185,000	3,441,393
Petroleos de Venezuela 8.50% 11/2/17	1,200,000	1,002,000
Petroleos Mexicanos
3.50% 1/30/23	530,000	486,938
6.50% 6/2/41	985,000	1,034,250
Pride International 6.875% 8/15/20	8,765,000	10,509,323
PTT Exploration & Production 144A 3.707% 9/16/18 #	1,645,000	1,672,629
Range Resources 5.75% 6/1/21	390,000	415,350

Diversified Income Series-14

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)
CORPORATE BONDS (continued)
Energy (continued)
Regency Energy Partners
4.50% 11/1/23		1,455,000	$1,331,325
5.50% 4/15/23		600,000	588,000
Rosetta Resources 5.625% 5/1/21		1,590,000	1,593,975
Samson Investment 144A 10.50% 2/15/20 #		1,795,000	1,965,525
SandRidge Energy
7.50% 3/15/21		1,690,000	1,778,725
8.125% 10/15/22		6,585,000	7,013,025
Sinopec Group Overseas Development 2013 144A 5.375% 10/17/43 #		1,265,000	1,261,944
Statoil
2.90% 11/8/20		1,490,000	1,482,535
3.70% 3/1/24		1,475,000	1,467,495
Suburban Propane Partners 7.375% 8/1/21		340,000	372,300
Talisman Energy 5.50% 5/15/42		5,200,000	4,914,879
Woodside Finance
144A 8.125% 3/1/14 #		1,300,000	1,316,111
144A 8.75% 3/1/19 #		3,000,000	3,802,287
YPF 144A 8.875% 12/19/18 #		855,000	891,338

			107,832,079

Finance Companies – 1.67%
CDP Financial
144A 4.40% 11/25/19 #		4,590,000	5,059,529
144A 5.60% 11/25/39 #		3,200,000	3,592,422
E Trade Financial 6.375% 11/15/19		1,330,000	1,434,738
GE Capital Canada Funding 2.42% 5/31/18	CAD	234,000	217,955
General Electric Capital
2.10% 12/11/19		795,000	774,059
144A 3.80% 6/18/19 #		1,555,000	1,630,687
4.375% 9/16/20		4,085,000	4,433,741
6.00% 8/7/19		3,900,000	4,581,459
6.25% 12/29/49 •		2,100,000	2,177,236
7.125% 12/29/49 •		1,400,000	1,567,021
International Lease Finance
5.875% 4/1/19		815,000	872,050
6.25% 5/15/19		1,898,000	2,064,075
8.25% 12/15/20		795,000	932,138
8.75% 3/15/17		950,000	1,123,375
Nuveen Investments 144A 9.50% 10/15/20 #		1,995,000	2,009,963
Temasek Financial I 144A 2.375% 1/23/23 #		1,615,000	1,457,287

			33,927,735

Healthcare – 1.21%
Accellent 8.375% 2/1/17		635,000	666,750
Air Medical Group Holdings
9.25% 11/1/18		864,000	937,440
Alere 7.25% 7/1/18		240,000	264,900
Biomet
6.50% 8/1/20		705,000	743,775
6.50% 10/1/20		1,645,000	1,702,575
Community Health Systems
7.125% 7/15/20		485,000	503,794
8.00% 11/15/19		460,000	501,400
Fresenius Medical Care US Finance II 144A 5.875% 1/31/22 #		965,000	1,022,900
HCA 7.50% 2/15/22		1,275,000	1,402,500
HCA Holdings
6.25% 2/15/21		1,461,000	1,532,224
7.75% 5/15/21		1,405,000	1,538,475
Immucor 11.125% 8/15/19		930,000	1,050,900
Kinetic Concepts 10.50% 11/1/18		760,000	877,800
LifePoint Hospitals 144A 5.50% 12/1/21 #		1,640,000	1,650,250
MultiPlan 144A 9.875% 9/1/18 #		1,390,000	1,535,950
Mylan 144A 6.00% 11/15/18 #		630,000	671,468
Par Pharmaceutical 7.375% 10/15/20		925,000	960,844
Radnet Management 10.375% 4/1/18		570,000	571,425
Salix Pharmaceuticals 144A 6.00% 1/15/21 #		1,310,000	1,346,025
Service Corporation International 144A 5.375% 1/15/22 #		945,000	961,538
Tenet Healthcare
144A 6.00% 10/1/20 #		1,913,000	2,000,281
8.00% 8/1/20		380,000	413,725
Valeant Pharmaceuticals International
144A 5.625% 12/1/21 #		270,000	272,025
144A 6.375% 10/15/20 #		1,035,000	1,095,806
144A 7.00% 10/1/20 #		185,000	200,263

			24,425,033

Insurance – 2.13%
Allstate 5.75% 8/15/53 •		2,380,000	2,402,313
American International Group
6.40% 12/15/20		1,330,000	1,574,131
8.175% 5/15/58 •		1,680,000	2,041,200
8.25% 8/15/18		2,815,000	3,528,222
Berkshire Hathaway Finance 2.90% 10/15/20		2,225,000	2,209,881
Chubb 6.375% 3/29/67 •		3,000,000	3,262,500
Five Corners Funding Trust 144A 4.419% 11/15/23 #		2,010,000	1,985,223
Highmark
144A 4.75% 5/15/21 #		1,235,000	1,162,958
144A 6.125% 5/15/41 #		515,000	462,094
Hockey Merger Sub 2 144A 7.875% 10/1/21 #		945,000	975,713
ING U.S. 5.65% 5/15/53 •		2,095,000	2,037,911
Liberty Mutual Group 144A 4.25% 6/15/23 #		3,935,000	3,806,656

Diversified Income Series-15

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Liberty Mutual Group
144A 4.95% 5/1/22 #	835,000	$864,870
144A 6.50% 5/1/42 #	1,118,000	1,231,115
144A 7.00% 3/15/37 #•	790,000	817,650
MetLife
6.40% 12/15/36	75,000	77,438
6.817% 8/15/18	225,000	269,472
MetLife Capital Trust X 144A 9.25% 4/8/38 #	3,120,000	4,024,800
Metropolitan Life Global Funding I 144A 3.00% 1/10/23 #	2,720,000	2,539,134
Onex USI Aquisition 144A 7.75% 1/15/21 #	185,000	190,088
Prudential Financial
3.875% 1/14/15	1,020,000	1,054,709
4.50% 11/15/20	785,000	843,390
5.625% 6/15/43 •	1,745,000	1,718,825
6.00% 12/1/17	1,880,000	2,163,724
XL Group 6.50% 12/29/49 •	1,895,000	1,873,681

		43,117,698

Media – 1.52%
Alexandria Real Estate Equities 4.60% 4/1/22	2,980,000	3,003,599
AMC Networks 4.75% 12/15/22	1,025,000	981,438
CCO Holdings
5.25% 9/30/22	1,125,000	1,056,094
7.375% 6/1/20	220,000	239,250
Cequel Communications Holdings I 144A 6.375% 9/15/20 #	1,135,000	1,169,050
Clear Channel Worldwide Holdings 7.625% 3/15/20	1,260,000	1,329,525
Columbus International 144A 11.50% 11/20/14 #	2,785,000	3,014,763
CSC Holdings 6.75% 11/15/21	905,000	979,663
DISH DBS
5.00% 3/15/23	1,105,000	1,035,938
5.875% 7/15/22	600,000	603,000
7.875% 9/1/19	462,000	530,145
Gray Television 7.50% 10/1/20	1,220,000	1,302,350
Lamar Media 5.00% 5/1/23	1,085,000	1,036,175
MDC Partners 144A 6.75% 4/1/20 #	1,030,000	1,082,788
Nara Cable Funding 144A 8.875% 12/1/18 #	1,770,000	1,911,600
Nielsen Finance 4.50% 10/1/20	545,000	532,738
Nielsen Luxembourg 144A 5.50% 10/1/21 #	600,000	610,500
Sinclair Television Group
5.375% 4/1/21	1,170,000	1,158,300
6.125% 10/1/22	465,000	471,975
Sirius XM Radio 144A 4.625% 5/15/23 #	1,125,000	1,020,938
Univision Communications
144A 5.125% 5/15/23 #	1,830,000	1,836,863
144A 6.75% 9/15/22 #	1,120,000	1,232,000
UPC Holding 144A 9.875% 4/15/18 #	590,000	634,250
UPCB Finance III 144A 6.625% 7/1/20 #	1,870,000	1,996,225
Virgin Media Finance
144A 6.375% 4/15/23 #	1,330,000	1,359,925
8.375% 10/15/19	568,000	621,960

		30,751,052

Natural Gas – 2.63%
El Paso Pipeline Partners Operating 6.50% 4/1/20	3,645,000	4,204,212
Enbridge Energy Partners 8.05% 10/1/37 •	4,085,000	4,525,596
Energy Transfer Partners
3.60% 2/1/23	3,075,000	2,852,976
5.95% 10/1/43	3,215,000	3,273,021
6.50% 2/1/42	745,000	803,351
9.70% 3/15/19	2,159,000	2,798,373
Enterprise Products Operating
7.034% 1/15/68 •	4,750,000	5,253,391
9.75% 1/31/14	2,840,000	2,859,923
Kinder Morgan Energy Partners
3.50% 9/1/23	810,000	745,223
9.00% 2/1/19	3,840,000	4,884,061
Nisource Finance
5.80% 2/1/42	1,350,000	1,409,065
6.125% 3/1/22	3,025,000	3,359,456
Plains All American Pipeline 8.75% 5/1/19	3,435,000	4,398,428
TransCanada PipeLines
3.75% 10/16/23	245,000	239,275
6.35% 5/15/67 •	5,835,000	5,998,292
Williams Partners
4.50% 11/15/23	2,455,000	2,443,133
7.25% 2/1/17	2,765,000	3,190,675

		53,238,451

Real Estate Investment Trusts – 1.83%
Alexandria Real Estate Equities 3.90% 6/15/23	500,000	466,818
CBL & Associates 5.25% 12/1/23	1,635,000	1,635,953
Corporate Office Properties
3.60% 5/15/23	1,715,000	1,557,402
5.25% 2/15/24	1,720,000	1,750,416
CubeSmart 4.375% 12/15/23	835,000	817,461
DDR
4.625% 7/15/22	800,000	817,378
4.75% 4/15/18	2,200,000	2,375,534
7.50% 4/1/17	1,060,000	1,236,349
7.875% 9/1/20	1,810,000	2,239,035

Diversified Income Series-16

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Digital Realty Trust
5.25% 3/15/21	2,985,000	$3,051,013
5.875% 2/1/20	2,105,000	2,242,280
Duke Realty 3.625% 4/15/23	1,700,000	1,572,080
Liberty Property 4.40% 2/15/24	1,850,000	1,820,193
Mid-America Apartments 4.30% 10/15/23	995,000	969,284
National Retail Properties
3.30% 4/15/23	1,725,000	1,569,157
3.80% 10/15/22	445,000	424,737
Prologis 3.35% 2/1/21	1,470,000	1,429,775
Regency Centers
4.80% 4/15/21	1,960,000	2,054,231
5.875% 6/15/17	575,000	641,558
UDR
3.70% 10/1/20	925,000	931,312
4.625% 1/10/22	2,620,000	2,696,627
WEA Finance 144A 4.625% 5/10/21 #	2,235,000	2,362,393
Weingarten Realty Investors
3.50% 4/15/23	1,865,000	1,717,870
4.45% 1/15/24	785,000	770,429

		37,149,285

Services Cyclical – 1.02%
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #	2,280,000	2,479,500
144A 10.75% 10/15/19 #	1,725,000	1,828,500
Ameristar Casinos 7.50% 4/15/21	1,175,000	1,280,750
Avis Budget Car Rental 5.50% 4/1/23	2,045,000	1,991,319
Corrections Corp of America 4.625% 5/1/23	1,041,000	986,348
DigitalGlobe 144A 5.25% 2/1/21 #	675,000	661,500
FTI Consulting 6.75% 10/1/20	1,090,000	1,182,650
H&E Equipment Services 7.00% 9/1/22	1,110,000	1,215,450
M/I Homes 8.625% 11/15/18	1,470,000	1,598,625
MGM Resorts International
6.75% 10/1/20	750,000	804,375
7.75% 3/15/22	315,000	353,588
11.375% 3/1/18	1,800,000	2,295,000
PHH 7.375% 9/1/19	690,000	740,025
United Rentals North America
6.125% 6/15/23	829,000	845,580
10.25% 11/15/19	975,000	1,105,284
Wynn Las Vegas
144A 4.25% 5/30/23 #	705,000	661,819
5.375% 3/15/22	570,000	578,550

		20,608,863

Technology – 2.92%
Activision Blizzard 144A 6.125% 9/15/23 #	1,840,000	1,922,800
Altera 2.50% 11/15/18	2,175,000	2,159,046
Apple 2.40% 5/3/23	4,360,000	3,928,613
Avaya 144A 7.00% 4/1/19 #	650,000	640,250
Baidu 3.25% 8/6/18	3,595,000	3,642,806
BMC Software Finance 144A 8.125% 7/15/21 #	4,675,000	4,838,625
Broadridge Financial Solutions 3.95% 9/1/20	1,735,000	1,750,539
EMC 2.65% 6/1/20	655,000	642,433
Fidelity National Information Services 3.50% 4/15/23	3,780,000	3,452,206
First Data
11.25% 3/31/16	244,000	245,220
144A 11.25% 1/15/21 #	3,745,000	4,152,269
144A 11.75% 8/15/21 #	470,000	498,200
Freescale Semiconductor 144A 6.00% 1/15/22 #	595,000	603,925
GXS Worldwide 9.75% 6/15/15	2,105,000	2,178,675
Infor U.S. 9.375% 4/1/19	245,000	276,850
Jabil Circuit 7.75% 7/15/16	330,000	377,025
Maxim Integrated Products 2.50% 11/15/18	2,030,000	2,015,138
Microsoft 2.125% 11/15/22	2,100,000	1,900,893
National Semiconductor 6.60% 6/15/17	4,745,000	5,549,638
NCR Escrow 144A 6.375% 12/15/23 #	1,125,000	1,154,531
NetApp
2.00% 12/15/17	1,330,000	1,324,421
3.25% 12/15/22	1,985,000	1,791,429
NXP Funding
144A 3.75% 6/1/18 #	320,000	324,000
144A 5.75% 3/15/23 #	675,000	688,500
Samsung Electronics America 144A 1.75% 4/10/17 #	3,005,000	2,988,115
Seagate HDD Cayman
144A 3.75% 11/15/18 #	1,565,000	1,586,519
144A 4.75% 6/1/23 #	640,000	601,600
Symantec 4.20% 9/15/20	2,290,000	2,325,896
Total System Services
2.375% 6/1/18	755,000	735,290
3.75% 6/1/23	2,620,000	2,426,558
VeriSign 4.625% 5/1/23	790,000	758,400
Xerox 6.35% 5/15/18	1,555,000	1,778,897

		59,259,307

Transportation – 1.02%
Brambles USA
144A 3.95% 4/1/15 #	965,000	998,169
144A 5.35% 4/1/20 #	910,000	986,080
Burlington Northern Santa Fe 5.15% 9/1/43	3,385,000	3,451,803
DP World 144A 6.85% 7/2/37 #	1,370,000	1,352,875
DP World Sukuk 144A 6.25% 7/2/17 #	1,800,000	1,984,500
ERAC USA Finance 144A 5.25% 10/1/20 #	6,355,000	6,997,268

Diversified Income Series-17

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

CORPORATE BONDS (continued)
Transportation (continued)
Norfolk Southern
3.85% 1/15/24		275,000	$270,678
4.80% 8/15/43		1,570,000	1,526,417
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	8,600,000	596,280
United Parcel Service 5.125% 4/1/19		2,120,000	2,414,093

			20,578,163

Utilities – 0.63%
AES
4.875% 5/15/23		450,000	423,000
7.375% 7/1/21		1,324,000	1,499,430
8.00% 6/1/20		616,000	723,800
American Water Capital 3.85% 3/1/24		3,385,000	3,351,133
Calpine 144A 6.00% 1/15/22 #		2,080,000	2,142,400
Elwood Energy 8.159% 7/5/26		645,428	695,449
Eskom Holdings 144A 6.75% 8/6/23 #		1,620,000	1,664,550
GenOn Americas Generation 8.50% 10/1/21		831,000	878,783
GenOn Energy 9.875% 10/15/20		850,000	947,750
NRG Energy 7.875% 5/15/21		465,000	517,313

			12,843,608

Total Corporate Bonds (cost $1,077,646,435)			1,099,317,209

MUNICIPAL BONDS – 0.80%
California Statewide Communities Development Authority (Kaiser Permanente) Series A 5.00% 4/1/42		785,000	772,676
Fairfax County, Virginia Series B 5.00% 4/1/24		970,000	1,148,053
Georgia Series D 5.00% 2/1/23		1,400,000	1,665,230
Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes) Series A-1 5.125% 6/1/47		1,840,000	1,251,623
5.75% 6/1/47		2,025,000	1,504,960
Maryland Local Facilities 2nd Series A 5.00% 8/1/21		1,055,000	1,255,418
New Jersey Transportation Trust Fund
Series A 5.00% 6/15/42		350,000	352,632
Series AA 5.00% 6/15/44		1,105,000	1,107,453
New York City Transitional Finance Authority (New York City Recovery) Series 13 5.00% 11/1/22		1,015,000	1,186,017
New York City Water & Sewer System (Second Generation) Series BB 5.00% 6/15/47		715,000	731,931
New York City, New York Series I 5.00% 8/1/22		745,000	852,258
New York State Thruway Authority Series A 5.00% 5/1/19		1,020,000	1,172,949
North Carolina Series C 5.00% 5/1/22		1,010,000	1,202,254
Oregon State Taxable Pension 5.892% 6/1/27		5,000	5,747
Prince George’s County, Maryland Consolidated Public Improvement Series A 5.00% 3/1/22		530,000	629,932
Texas A&M University Series D
5.00% 5/15/22		215,000	253,593
5.00% 5/15/23		230,000	270,535
Texas Private Activity Bond Surface Transportation Revenue Bond (Senior Lien Note Mobility) 6.75% 6/30/43 (AMT)		780,000	817,690

Total Municipal Bonds (cost $16,292,140)			16,180,951

NON-AGENCY ASSET-BACKED SECURITIES – 1.26%
Ally Master Owner Trust
Series 2011-1 A1 1.037% 1/15/16 •		2,200,000	2,200,559
Series 2013-2 A 0.617% 4/15/18 •		2,300,000	2,295,234
Appalachian Consumer Rate Relief Funding Series 2013-1 A1 2.008% 2/1/24		2,025,000	2,001,107
Avis Budget Rental Car Funding AESOP Series 2011-2A A 144A 2.37% 11/20/14 #		1,550,000	1,567,467
California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #		1,089,308	1,088,731
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20		2,485,000	2,855,046
Chase Funding Trust Asset-Backed Series 2002-3 1A6 4.707% 6/25/32		18,244	18,238
Discover Card Execution Note Trust Series 2012-A1 A1 0.81% 8/15/17		2,180,000	2,187,630
Enterprise Fleet Financing Series 2012-1 A2 144A 1.14% 11/20/17 #		482,031	483,031
FRS I Series 2013-1A A1 144A 1.80% 4/15/43 #		599,919	595,213
GE Capital Credit Card Master Note Trust Series 2012-2 A 2.22% 1/15/22		1,060,000	1,048,372

Diversified Income Series-18

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Golden Credit Card Trust Series 2012-5A A 144A 0.79% 9/15/17 #	985,000	$985,766
GreatAmerica Leasing Receivables Series 2013-1 B 144A 1.44% 5/15/18 #	205,000	203,148
M&T Bank Auto Receivables Trust Series 2013-1A A3 144A 1.06% 11/15/17 #	5,400,000	5,431,655
MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35 #•	38,461	38,601
Mid-State Trust XI Series 11 A1 4.864% 7/15/38	12,260	13,082
Residential Asset Securities Series 2006-KS3 AI3 0.335% 4/25/36 •	8,206	8,148
Trafigura Securitisation Finance Series 2012-1A A 144A 2.567% 10/15/15 #•	1,510,000	1,529,347
Trinity Rail Leasing Series 2012-1A A1 144A 2.266% 1/15/43 #	997,949	980,293

Total Non-Agency Asset-Backed Securities (cost $25,328,536)		25,530,668

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS – 0.42%
American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35 •	170,513	170,258
Bank of America Alternative Loan Trust
Series 2005-1 2A1 5.50% 2/25/20	174,293	178,579
Series 2005-3 2A1 5.50% 4/25/20	25,861	26,763
Series 2005-6 7A1 5.50% 7/25/20	177,768	181,535
ChaseFlex Trust Series 2006-1 A4 5.31% 6/25/36 •	1,490,000	1,274,983
Citicorp Mortgage Securities Series 2006-3 1A9 5.75% 6/25/36	183,311	188,259
Citicorp Residential Mortgage Trust
Series 2006-3 A4 5.703% 11/25/36	1,107,126	1,104,325
Series 2006-3 A5 5.948% 11/25/36	1,800,000	1,723,241
Citigroup Mortgage Loan Trust Series 2004-UST1 A6 3.794% 8/25/34 •	108,030	107,395
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-21 A1 2.807% 5/25/33 ♦•	168	168
GSR Mortgage Loan Trust Series 2006-AR1 3A1 2.836% 1/25/36 •	261,371	226,503
JPMorgan Mortgage Trust Series 2006-A2 3A3 5.115% 4/25/36 •	361,327	325,534
MASTR ARM Trust
Series 2003-6 1A2 2.825% 12/25/33 •	10,377	10,327
Series 2005-6 7A1 5.196% 6/25/35 •	236,077	221,561
Washington Mutual Alternative Mortgage Pass Through Certificates Series 2005-1 5A2 6.00% 3/25/35 ♦	111,780	65,513
Washington Mutual Mortgage Pass Through Certificates Series 2006-AR14 2A1 2.095% 11/25/36 ♦•	1,235,512	1,044,704
Wells Fargo Mortgage-Backed Securities Trust
Series 2006-2 3A1 5.75% 3/25/36	626,095	616,895
Series 2006-3 A11 5.50% 3/25/36	606,970	617,448
Series 2006-AR5 2A1 2.641% 4/25/36 •	487,925	449,690

Total Non-Agency Collateralized Mortgage Obligations (cost $7,774,931)		8,533,681

REGIONAL BOND – 0.02% Δ
Argentina – 0.02%
Provincia de Buenos Aires 144A 10.875% 1/26/21 #	375,000	330,938

Total Regional Bond (cost $336,894)		330,938

SENIOR SECURED LOANS – 8.10% «
ABC Supply Tranche B 1st Lien 3.50% 4/5/20	603,488	605,515
Air Medical Group Holdings Tranche B1 1st Lien 6.50% 5/26/18	529,885	536,509
Air Medical Group Tranche B1 5.00% 5/29/18	165,000	165,516
Albertsons Tranche B 4.25% 3/21/16	589,040	593,703
Allegion U.S. Holding Tranche B 3.00% 12/26/20	500,000	501,875
ARAMARK Tranche D 4.00% 9/30/19	535,000	538,228
Arby’s 5.00% 11/13/20	510,000	513,347
Ardagh Group Tranche B 1st Lien 4.25% 12/9/19	710,000	715,325
Arysta Lifescience 1st Lien 4.50% 5/20/20	447,750	451,201

Diversified Income Series-19

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

SENIOR SECURED LOANS « (continued)
Arysta Lifescience 2nd Lien 8.25% 11/22/20	610,000	$621,239
Avaya Tranche B-3 4.50% 10/27/17	261,393	255,621
Avis Budget Car Rental Tranche B 1st Lien 3.00% 3/15/19	337,450	337,533
Azure Midstream Tranche B 6.50% 10/21/18	1,600,000	1,615,000
Bally Technologies Tranche B 4.25% 8/22/20	2,049,863	2,066,928
Berry Plastics Group Tranche E 3.75% 12/18/20	210,000	210,150
Biomet 1st Lien 3.50% 7/25/17	736,300	743,086
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	1,850,000	1,892,550
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	609,234	613,749
BMC Software 1st Lien 5.00% 8/9/20	1,210,000	1,218,014
Bombardier Recreational Products
Tranche B 1st Lien 4.00% 1/29/19	939,057	943,557
Bowie Recourse Tranche B 1st Lien 6.75% 8/9/20	967,750	975,008
Burlington Coat Factory Warehouse
Tranche B2 4.00% 2/23/17	1,753,631	1,775,551
Calpine Construction Finance Tranche B 3.00% 5/1/20	1,228,825	1,221,759
Carestream Health Tranche B 5.00% 6/5/19	652,941	661,613
Chrysler Group Tranche B 4.25% 5/24/17	153,817	154,874
Citycenter Holdings Tranche B 5.00% 10/9/20	1,285,000	1,306,220
Clear Channel Communications Tranche B 3.65% 1/29/16	3,451,470	3,352,672
Clear Channel Communications Tranche D 6.75% 1/30/19	1,010,000	967,075
Community Health Systems 3.50% 1/25/17	2,040,000	2,057,850
Crown Castle Operating Tranche B 3.25% 1/31/19	1,189,943	1,192,647
DaVita Tranche B 4.50% 10/20/16	1,453,772	1,460,435
DaVita Tranche B2 4.00% 8/1/19	1,118,700	1,127,789
Delta Air Lines Tranche B 1st Lien 3.50% 4/20/17	2,114,550	2,133,475
Drillships Financing Holding Tranche B1 6.00% 2/17/21	1,865,325	1,910,792
Drillships Financing Holding Tranche B2 5.50% 7/15/16	49,875	50,717
Dupont Performance Coatings Tranche B 4.75% 2/1/20	1,091,750	1,100,999
Dynegy Tranche B2 4.00% 4/16/20	2,104,627	2,119,974
Emdeon 1st Lien 3.75% 11/2/18	1,970,043	1,977,840
Energy Transfer 1st Lien 3.25% 12/2/19	2,505,000	2,500,694
EP Energy Tranche B3 2nd Lien 3.50% 4/24/18	936,667	938,089
Equipower Resources Holdings Tranche B 4.25% 12/21/18	443,780	446,415
Essar Steel Algoma 8.75% 9/12/14	1,042,877	1,053,306
Exopack Tranche B 1st Lien 5.25% 4/24/19	760,000	774,725
Fieldwood Energy 2nd Lien 8.375% 9/30/20	835,000	854,384
First Data 1st Lien 4.00% 4/5/17	3,439,831	3,450,752
Flying Fortress 1st Lien 3.50% 6/30/17	282,500	283,383
Fortescue Resources 1st Lien 4.25% 6/30/19	715,000	725,874
Gardner Denver 1st Lien 4.25% 7/23/20	1,221,938	1,225,756
Generac Power Systems Tranche B 3.50% 5/10/20	761,771	764,390
Gentiva Health Services Tranche B 6.50% 10/10/19	380,000	379,525
Gentiva Health Services Tranche C 5.75% 10/10/18	600,000	597,750
Getty Images Tranche B 4.75% 9/19/19	786,030	735,266
Gray Television 4.50% 10/11/19	802,242	807,257
Great Wolf Resorts 1st Lien 4.50% 7/31/20	592,025	595,478
Harrah’s Loan Operating Tranche B 9.50% 10/31/16	1,972,343	1,991,656
HCA Tranche B4 2.75% 5/1/18	1,625,925	1,629,417
HD Supply Tranche B 4.50% 10/12/17	1,592,787	1,609,304
Hilton Worldwide Finance Tranche B2 4.00% 9/23/20	1,951,316	1,969,204
Hologic Tranche B 3.75% 8/1/19	1,195,575	1,204,541
Hostess Brands 1st Lien 6.75% 3/12/20	940,000	975,250
Houghton International 1st Lien 4.00% 12/10/19	410,850	412,391
Houghton International 2nd Lien 9.50% 11/20/20	570,000	576,413
HUB International Tranche B 1st Lien 4.75% 9/17/20	2,089,763	2,121,544
Hudson’s Bay 2nd Lien 8.25% 10/7/21	460,000	476,675
Hudson’s Bay Tranche B 1st Lien 4.75% 10/7/20	1,035,000	1,052,753
Huntsman International Tranche B 3.50% 10/11/20	2,440,000	2,449,150
IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	1,786,473	1,801,211
Immucor Tranche B2 5.00% 8/19/18	2,498,447	2,515,104
Ineos U.S. Finance 4.00% 5/4/18	2,460,134	2,471,089
Infor U.S. Tranche B2 5.25% 4/5/18	794,842	795,670
Infor U.S. Tranche B5 1st Lien 3.75% 6/3/20	545,000	546,090

Diversified Income Series-20

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°	Value (U.S. $)

SENIOR SECURED LOANS « (continued)
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	2,620,813	$2,647,021
KIK Custom Products 1st Lien
5.50% 5/17/19	1,985,025	1,958,972
5.50% 5/23/19	150,000	148,031
KIK Custom Products 2nd Lien 9.50% 11/23/19	55,000	54,897
Kinetic Concepts Tranche D1 4.50% 5/4/18	443,883	447,859
Landry’s Tranche B 4.75% 4/24/18	1,720,556	1,734,320
Level 3 Financing Tranche B 4.00% 1/15/20	2,190,000	2,208,615
LTS Buyer 1st Lien 4.50% 3/15/20	308,450	310,699
LTS Buyer 2nd Lien 8.00% 3/15/21	1,810,000	1,826,969
MGM Resorts International 3.50% 12/20/19	1,178,100	1,178,959
Michael Stores Tranche B 1st Lien 3.75% 1/16/20	726,350	730,264
Moxie Liberty Tranche B 7.50% 8/21/20	1,915,000	1,958,088
Moxie Patriot (Panda Power Fund)
Tranche B1 6.75% 12/18/20	1,795,000	1,839,875
MultiPlan Tranche B 4.00% 8/18/17	1,160,540	1,170,575
Neiman Marcus Group 5.00% 10/18/20	1,260,000	1,277,663
NEP Broadcasting 2nd Lien 9.50% 7/3/20	1,619,286	1,667,864
Nuveen Investments 1st Lien 4.00% 5/13/17	1,150,000	1,146,304
Nuveen Investments 2nd Lien 6.50% 2/28/19	6,712,925	6,656,288
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	938,237	940,872
Otter Products Tranche B 5.25% 4/29/19	1,511,250	1,514,084
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19	1,832,000	1,886,960
Peabody Energy Tranche B 4.25% 9/20/20	1,192,013	1,202,337
Pharmaceutical Product Development 4.25% 12/5/18	886,050	893,958
Pinnacle Entertainment Tranche B2 3.75% 8/13/20	373,125	375,457
Polymer Group Tranche B 5.25% 12/13/19	1,000,000	1,007,500
PQ Tranche B 4.50% 8/7/17	1,316,204	1,328,338
PVH Tranche B 3.25% 12/19/19	981,373	987,507
Quickrete 2nd Lien 7.00% 3/19/21	910,000	933,888
Ranpak 2nd Lien 8.50% 4/10/20	940,000	968,200
Remy International Tranche B 1st Lien 4.25% 3/5/20	435,633	438,901
Reynolds Group 1st Lien 4.00% 12/31/18	1,841,400	1,859,814
Rite Aid 2nd Lien 5.75% 8/3/20	1,680,000	1,729,350
Salix Pharmaceuticals Tranche B 4.25% 12/17/19	1,225,000	1,238,270
Samson Investment 2nd Lien 5.00% 9/25/18	1,641,000	1,649,205
Santander Asset Management Tranche B 4.25% 11/26/20	610,000	612,542
Scientific Games International 4.25% 5/22/20	2,335,000	2,342,054
Sensus 4.75% 5/9/17	1,500,000	1,503,282
Sensus U.S.A. 2nd Lien 8.50% 4/13/18	1,810,000	1,805,475
Seven Seas Cruises 1st Lien 4.75% 12/21/18	1,071,438	1,086,170
Smart & Final Tranche B 1st Lien 4.50% 11/15/19	1,395,813	1,397,034
Sophia Tranche B 1st Lien 4.50% 1/29/18	422,417	425,409
Sprouts Farmers Markets Holdings 4.00% 4/12/20	1,073,764	1,077,790
State Class Tankers II 1st Lien 6.75% 6/10/20	1,225,000	1,244,906
Sungard Data Systems 1st Lien 4.50% 12/4/19	217,800	219,569
Supervalu 5.00% 3/21/19	1,227,276	1,241,338
Surgical Care Affiliates Tranche B 5.50% 5/26/18	238,800	239,472
Swift Transportation Tranche B2 1st Lien 4.00% 12/21/17	381,439	384,586
Taminco Global Chemical Tranche B 4.25% 2/15/19	784,472	790,355
TransDigm Tranche C 3.75% 2/7/20	1,543,276	1,549,384
Truven Health Analytics Tranche B 4.50% 5/23/19	2,000,257	2,005,557
United Airlines Tranche B 1st Lien 4.00% 3/12/19	719,563	726,303
Univision Communications 1st Lien 4.00% 3/1/20	496,250	498,775
Univision Communications Tranche C1 1st Lien 4.50% 2/22/20	676,010	680,718
Univision Communications Tranche C2 4.50% 2/6/20	2,992,388	3,014,830
US Air Tranche B1 1st Lien 4.25% 5/21/19	765,000	771,375
US Air Tranche B2 1st Lien 3.50% 11/21/16	237,000	238,358
USI Insurance Services Tranche B 5.00% 12/14/19	1,935,375	1,946,261
Valeant Pharmaceuticals Tranche B 4.50% 5/30/20	2,501,100	2,520,641
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17	1,012,875	1,023,004

Diversified Income Series-21

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

SENIOR SECURED LOANS « (continued)
Visant 5.25% 12/22/16		325,004	$321,449
Wide Open West Finance 4.75% 3/27/19		2,992,388	3,010,919
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		2,103,314	2,107,821

Total Senior Secured Loans (cost $162,567,509)			164,119,723

SOVEREIGN BONDS – 2.35% Δ
Argentina – 0.11%
Argentine Republic Government International Bond 8.28% 12/31/33		2,844,093	2,161,511

			2,161,511

Armenia – 0.07%
Republic of Armenia 144A 6.00% 9/30/20 #		1,401,000	1,397,498

			1,397,498

Brazil – 0.31%
Banco Nacional de Desenvolvimento Economico e Social 144A 5.75% 9/26/23 #		1,345,000	1,333,231
Brazil Notas do Tesouro Nacional Series F
10.00% 1/1/15	BRL	4,512,000	1,899,115
10.00% 1/1/17	BRL	6,169,000	2,345,432
Republic of Brazil 4.25% 1/7/25		728,000	694,330

			6,272,108

Finland – 0.02%
Finland Government Bond 2.25% 3/6/18	NOK	3,000,000	488,712

			488,712

Gabon – 0.10%
Gabonese Republic 144A 6.375% 12/12/24 #		2,045,000	2,060,338

			2,060,338

Germany – 0.21%
Deutschland Republic 1.50% 2/15/23	EUR	3,158,000	4,215,752

			4,215,752

Hungary – 0.09%
Hungary Government International Bond 5.75% 11/22/23		1,790,000	1,807,900

			1,807,900

Iceland – 0.08%
Republic of Iceland 144A 5.875% 5/11/22 #		1,595,000	1,629,570

			1,629,570

Indonesia – 0.21%
Perusahaan Penerbit Indonesia 144A 6.125% 3/15/19 #		1,925,000	2,062,156
Republic of Indonesia 144A 3.375% 4/15/23 #		2,512,000	2,154,040

			4,216,196

Ivory Coast – 0.05%
Ivory Coast Government International Bond 5.75% 12/31/32		1,117,000	1,005,300

			1,005,300

Mexico – 0.17%
Mexican Bonos
6.50% 6/10/21	MXN	8,424,200	665,369
6.50% 6/9/22	MXN	17,093,000	1,327,074
7.75% 12/14/17	MXN	17,133,000	1,442,095

			3,434,538

Netherlands – 0.04%
Republic of Angola Via Northern Lights 7.00% 8/16/19		710,000	770,350

			770,350

Nigeria – 0.05%
Nigeria Government Bond 15.10% 4/27/17	NGN	163,275,000	1,077,237

			1,077,237

Norway – 0.08%
Norway Government Bond 5.00% 5/15/15	NOK	9,341,000	1,614,280

			1,614,280

Panama – 0.18%
Panama Government International Bond
7.125% 1/29/26		1,240,000	1,497,300
8.875% 9/30/27		1,551,000	2,078,340

			3,575,640

Paraguay – 0.06%
Republic of Paraguay 144A 4.625% 1/25/23 #		1,250,000	1,181,250

			1,181,250

Poland – 0.04%
Poland Government Bond 5.75% 10/25/21	PLN	2,025,000	737,843

			737,843

Republic of Korea – 0.16%
Korea Treasury Inflation-Linked Bond
1.125% 6/10/23	KRW	899,921,720	796,911
2.75% 6/10/20	KRW	2,477,901,180	2,468,813

			3,265,724

Sweden – 0.07%
Sweden Government Bond
1.50% 11/13/23	SEK	6,470,000	917,640
4.25% 3/12/19	SEK	3,265,000	568,918

			1,486,558

Diversified Income Series-22

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°		Value (U.S. $)

SOVEREIGN BONDS Δ (continued)
Trinidad – 0.03%
Republic of Trinidad & Tobago 144A 4.375% 1/16/24 #		614,000	$631,806

			631,806

Turkey – 0.06%
Hazine Mustesarligi Varlik Kiralama 144A 4.557% 10/10/18 #		1,280,000	1,264,000

			1,264,000

United Kingdom – 0.16%
United Kingdom Gilt 4.00% 3/7/22	GBP	1,815,078	3,288,714

			3,288,714

Total Sovereign Bonds (cost $48,672,521)			47,582,825

SUPRANATIONAL BANKS – 0.23%
African Export-Import Bank 5.75% 7/27/16		580,000	617,700
Eurasian Development Bank 144A 5.00% 9/26/20 #		1,285,000	1,313,913
International Bank for Reconstruction & Development
2.835% 9/24/18 •	AUD	2,183,000	1,949,886
6.00% 2/15/17	AUD	885,000	852,070

Total Supranational Banks (cost $4,751,974)			4,733,569

U.S. TREASURY OBLIGATIONS – 4.69%
U.S. Treasury Bonds
2.875% 5/15/43 ¥		35,460,000	28,747,528
3.625% 8/15/43		1,155,000	1,091,023
U.S. Treasury Notes
1.25% 11/30/18		2,200,000	2,153,078
1.50% 12/31/18		4,025,000	3,979,876
2.75% 11/15/23 ¥		60,265,000	58,960,805

Total U.S. Treasury Obligations (cost $97,377,768)			94,932,310

	Number of Shares

COMMON STOCK – 0.00%
Century Communications =		2,500,000	0
Delta Air Lines		67	1,840
NRG Energy		39	1,120

Total Common Stock (cost $78,016)			2,960

CONVERTIBLE PREFERRED STOCK – 0.68%
ArcelorMittal 6.00% exercise price $20.61, expiration date 12/21/15		23,675	616,289
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49		447	474,491
Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49 #		727	844,229
Dominion Resources 6.00% exercise price $65.27, expiration date 7/1/16		5,798	314,310
6.125% exercise price $65.27, expiration date 4/1/16		5,798	313,788
Goodyear Tire & Rubber 5.875% exercise price $18.21, expiration date 3/31/14		23,850	1,589,750
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49		885	702,690
HealthSouth 6.50% exercise price $30.50, expiration date 12/31/49		1,464	1,826,706
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49		871	1,101,815
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16		29,988	1,754,298
MetLife 5.00% exercise price $44.27, expiration date 3/26/14		43,975	1,386,972
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49		13,438	1,405,111
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49		1,299	1,435,395

Total Convertible Preferred Stock (cost $13,214,982)			13,765,844

PREFERRED STOCK – 0.45%
Alabama Power 5.625%		69,530	1,588,761
Ally Financial 144A 7.00% #		2,000	1,920,188
Integrys Energy Group 6.00%		89,450	2,142,328
National Retail Properties 5.70%		51,425	977,075
Public Storage 5.20%		48,200	908,570
Wells Fargo 5.20%		78,000	1,566,240

Total Preferred Stock (cost $10,289,806)			9,103,162

	Number of Contracts

OPTION PURCHASED – 0.00%
Currency Call Option – 0.00%
USD vs TRY strike price TRY 200, expiration date 3/12/14		7,627,600	10,617

Total Option Purchased (cost $39,358)			10,617

Diversified Income Series-23

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

	Principal Amount°

SHORT-TERM INVESTMENTS – 15.15%
Repurchase Agreements – 3.21%
Bank of America Merrill Lynch 0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $44,622,245 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14-5/15/19; market value $45,514,703)	44,622,245	44,622,245
BNP Paribas 0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $20,441,900 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15 -10/31/15; market value $20,850,738)	20,441,897	20,441,897

		65,064,142

		Value (U.S. $)
U.S. Treasury Obligations – 11.94% ≠
U.S. Treasury Bills
0.001% 1/2/14	16,105,824	16,105,824
0.001% 1/16/14	73,134,129	73,133,910
0.001% 1/30/14	25,511,754	25,511,499
0.033% 1/23/14	38,369,944	38,369,676
0.065% 4/24/14	67,613,108	67,601,276
0.093% 11/13/14	21,259,795	21,241,895

		241,964,080

Total Short-Term Investments (cost $307,028,497)		307,028,222

TOTAL VALUE OF SECURITIES – 111.19% (cost $2,229,568,330)		$2,252,964,095

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2013, the aggregate value of Rule 144A securities was $422,603,049, which represented 20.86% of the Series’ net assets. See Note 12 in “Notes to financial statements.”
♦	Pass Through Agreement. Security represents the contactual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
T	100% of the income received was in the form of cash.
=	Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2013, the aggregate value of fair valued securities was $0, which represented 0.00% of the Series’ net assets. See Note 1 in “Notes to finacial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
—	Variable rate security. The rate shown is the rate as of Dec. 31, 2013. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2013
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2013.

Diversified Income Series-24

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

The following foreign currency exchange contracts, futures contracts and swap contract were outstanding at Dec. 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	CAD	(3,193,987)	USD	3,001,480	1/10/14	$(4,854)
BAML	EUR	(3,135,668)	USD	4,314,443	1/10/14	729
BAML	GBP	612,775	USD	(1,006,968)	1/10/14	7,781
BAML	PHP	68,515,968	USD	(1,552,418)	1/10/14	(9,034)
BCLY	MXN	(19,620,523)	USD	1,488,261	1/10/14	(13,585)
BNP	AUD	(6,034,839)	USD	5,375,542	1/10/14	(9,306)
CITI	PLN	(1,075,351)	USD	346,549	1/10/14	(8,935)
DB	EUR	(6,407,497)	USD	8,674,373	1/10/14	(140,372)
GSC	GBP	(576,417)	USD	944,327	1/10/14	(10,213)
HSBC	BRL	(3,515,538)	USD	1,490,582	1/10/14	6,157
HSBC	CAD	(475,241)	USD	446,693	1/10/14	(627)
JPMC	KRW	(235,830,600)	USD	222,000	1/10/14	(1,224)
TD	JPY	(530,886,509)	USD	5,166,060	1/10/14	125,353
UBS	CAD	(4,813,462)	USD	4,526,654	1/10/14	(4,009)
UBS	MXN	20,170,567	USD	(1,552,418)	1/10/14	(8,469)

						$(70,608)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
18	Euro-Bund	$3,471,786	$3,446,211	3/7/14	$(25,575)
(778)	U.S. Treasury 5 yr Notes	(93,114,673)	(92,825,125)	4/1/14	289,548
(2,435)	U.S. Treasury 10 yr Notes	(304,714,102)	(299,619,141)	3/21/14	5,094,961
(306)	U.S. Treasury Long Bonds	(39,797,915)	(39,263,625)	3/21/14	534,290

		$(434,154,904)			$5,893,224

Swap Contract

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Purchased:
DB	CDX.EM.20	$ 5,595,000	5.00%	12/20/18	$ 33,379

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 9 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

AMT – Subject to Alternative Minimum Tax

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

Diversified Income Series-25

Delaware VIP® Diversified Income Series

Schedule of Investments (continued)

Summary of abbreviations:(continued)

BCLY – Barclays Bank

BNP – Banque Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDS – Credit Default Swap

CDX.EM – Credit Default Swap Index Emerging Markets

CITI – Citigroup Global Markets

DB – Deutsche Bank

EUR – European Monetary Unit

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GSC – Goldman Sachs Capital

HSBC – Hong Kong Shanghai Bank

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

MASTR – Mortgage Asset Securitization Transactions, Inc.

MXN – Mexican Peso

NCUA – National Credit Union Administration

NGN – Nigerian Naira

NOK – Norwegian Krone

NZD – New Zealand Dollar

PIK – Pay-in-Kind

PHP – Philippine Peso

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

TRY – Turkish Lira

UBS – Union Bank of Switzerland

USD – United States Dollar

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-26

Delaware VIP® Trust — Delaware VIP Diversified Income Series
Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$1,945,935,873
Short-term investments, at value[2]	307,028,222
Foreign currencies, at value[3]	6,151,028
Cash collateral for derivatives	777,000
Receivable for securities sold	307,375,081
Dividends and interest receivable	17,199,502
Receivable for fund shares sold	813,379
Variation margin receivable on futures contracts	634,969
Annual protection receipts on credit default swap contracts	90
Unrealized gain on foreign currency exchange contracts	140,020

Total assets	2,586,055,164

Liabilities:
Cash overdraft	8,107,340
Payable for securities purchased	549,206,491
Payable for fund shares redeemed	134,527
Investment management fees payable	1,004,774
Distribution fees payable	323,858
Other accrued expenses	257,462
Other affiliates payable	29,979
Trustees’ fees and expenses payable	19,164
Unrealized loss on credit default swap contracts[4]	567,847
Unrealized loss on foreign currency exchange contracts	210,628

Total liabilities	559,862,070

Total Net Assets	$2,026,193,094

Net Assets Consist of:
Paid-in capital	$1,970,525,785
Undistributed net investment income	42,394,727
Accumulated net realized loss on investments	(16,056,933)
Net unrealized appreciation of investments and derivatives	29,329,515

Total Net Assets	$2,026,193,094

Investments, at cost[1]	$1,922,539,833
Short-term investments, at cost[2]	307,028,497
Foreign currencies, at cost[3]	6,052,232
Including upfront payments paid[4]	601,226

Standard Class :
Net assets	$489,952,859
Shares of beneficial interest outstanding, unlimited authorization, no par	46,511,756
Net asset value per share	$10.53

Service Class :
Net assets	$1,536,240,235
Shares of beneficial interest outstanding, unlimited authorization, no par	146,771,238
Net asset value per share	$10.47

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-27

Delaware VIP® Trust —

Delaware VIP Diversified Income Series

Statement of operations

Year ended December 31, 2013

Investment Income:
Interest	$75,232,778
Dividends	1,776,872
Securities lending income	35,180
Foreign tax withheld	(1,332)

77,043,498

Expenses:
Management fees	11,963,598
Distribution expenses - Service Class	4,584,504
Accounting and administration expenses	789,916
Reports and statements to shareholders	273,063
Dividend disbursing and transfer agent fees and expenses	171,930
Legal fees	150,396
Custodian fees	146,633
Trustees’ fees and expenses	105,747
Audit and tax	47,735
Registration fees	7,807
Other	104,883

18,346,212
Less waived distribution expenses - Service Class	(764,084)

Total operating expenses	17,582,128

Net Investment Income	59,461,370

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*	(11,891,538)
Foreign currencies	(10,026,112)
Foreign currency exchange contracts	(2,128,783)
Futures contracts	1,769,271
Options written	250,091
Swap contracts	(4,739,017)

Net realized loss	(26,766,088)

Net change in unrealized appreciation(depreciation) of:
Investments	(71,718,733)
Foreign currencies	328,027
Foreign currency exchange contracts	374,548
Futures contracts	6,814,205
Swap contracts	24,054

Net change in unrealized appreciation (depreciation)	(64,177,899)

Net Realized and Unrealized Loss	(90,943,987)

Net Decrease in Net Assets Resulting from Operations	$(31,482,617)

*	Includes ($213,943) capital gains taxes paid.

Delaware VIP Trust —

Delaware VIP Diversified Income Series

Statement of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$59,461,370	$64,026,836
Net realized gain (loss)	(26,766,088)	16,063,015
Net change in unrealized appreciation (depreciation)	(64,177,899)	52,831,657

Net increase (decrease) in net assets resulting from operations	(31,482,617)	132,921,508

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(12,459,646)	(16,819,225)
Service Class	(32,822,947)	(42,559,575)

Net realized gain:
Standard Class	(7,236,179)	(16,444,423)
Service Class	(21,271,523)	(44,995,213)

	(73,790,295)	(120,818,436)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	27,338,708	29,574,716
Service Class	164,612,473	216,676,722

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	13,613,535	21,971,163
Service Class	54,094,470	87,554,788

	259,659,186	355,777,389

Cost of shares redeemed:
Standard Class	(56,445,119)	(40,281,662)
Service Class	(123,593,099)	(93,058,916)

	(180,038,218)	(133,340,578)

Increase in net assets derived from capital share transactions	79,620,968	222,436,811

Net Increase (Decrease) in Net Assets	(25,651,944)	234,539,883

Net Assets:
Beginning of year	2,051,845,038	1,817,305,155

End of year (including undistributed net investment income of $42,394,727 and $39,131,712, respectively)	$2,026,193,094	$2,051,845,038

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-28

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Standard Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$ 11.070	$ 11.020	$ 11.280	$ 10.980	$ 9.250

Income (loss) from investment operations:
Net investment income[1]	0.331	0.376	0.426	0.521	0.628
Net realized and unrealized gain (loss)	(0.460)	0.384	0.256	0.345	1.721

Total from investment operations	(0.129)	0.760	0.682	0.866	2.349

Less dividends and distributions from:
Net investment income	(0.260)	(0.359)	(0.475)	(0.539)	(0.619)
Net realized gain	(0.151)	(0.351)	(0.467)	(0.027)	—

Total dividends and distributions	(0.411)	(0.710)	(0.942)	(0.566)	(0.619)

Net asset value, end of period	$ 10.530	$ 11.070	$ 11.020	$ 11.280	$ 10.980

Total return[2]	(1.26%)	7.20%	6.39%	8.06%	26.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$489,953	$531,992	$517,362	$659,032	$652,804
Ratio of expenses to average net assets	0.67%	0.68%	0.68%	0.70%	0.73%
Ratio of net investment income to average net assets	3.10%	3.43%	3.87%	4.68%	6.33%
Portfolio turnover	260%	216%	233%	237%	202%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-29

Delaware VIP® Diversified Income Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Diversified Income Series Service Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$11.000	$10.960	$11.220	$10.920	$9.200

Income (loss) from investment operations:
Net investment income[1]	0.303	0.347	0.396	0.491	0.603
Net realized and unrealized gain (loss)	(0.449)	0.376	0.258	0.351	1.712

Total from investment operations	(0.146)	0.723	0.654	0.842	2.315

Less dividends and distributions from:
Net investment income	(0.233)	(0.332)	(0.447)	(0.515)	(0.595)
Net realized gain	(0.151)	(0.351)	(0.467)	(0.027)	—

Total dividends and distributions	(0.384)	(0.683)	(0.914)	(0.542)	(0.595)

Net asset value, end of period	$10.470	$11.000	$10.960	$11.220	$10.920

Total return[2]	(1.42%)	6.87%	6.15%	7.87%	26.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,536,240	$1,519,853	$1,299,943	$1,100,754	$791,973
Ratio of expenses to average net assets	0.92%	0.93%	0.93%	0.95%	0.98%
Ratio of expenses to average net assets prior to fees waived	0.97%	0.98%	0.98%	1.00%	1.03%
Ratio of net investment income to average net assets	2.85%	3.18%	3.62%	4.43%	6.08%
Ratio of net investment income to average net assets prior to fees waived	2.80%	3.13%	3.57%	4.38%	6.03%
Portfolio turnover	260%	216%	233%	237%	202%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Diversified Income Series-30

Delaware VIP® Trust — Delaware VIP Diversified Income Series

Notes to financial statements

December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum long-term total return consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regard to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

Diversified Income Series-31

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

To Be Announced Trades (TBA) — The Series may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase or deliver securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the statement of operations under the caption net realized gain (loss) on foreign currencies. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset-backed and mortgage-backed securities are classified as interest income. Withholding taxes and reclaims on foreign interest have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series pays foreign capital gain taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on the average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $98,692 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays DSC at the annual rate of 0.0075% of the Series’ average daily net assets. For the year ended Dec. 31, 2013, the amount charged by DSC was $152,913. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Diversified Income Series-32

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan.1, 2013 through Dec. 31, 2013* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $71,066 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$4,592,259,814
Purchases of U.S. government securities	564,605,281
Sales other than U.S. government securities	4,468,203,955
Sales of U.S. government securities	538,129,715

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$2,232,862,243	$53,272,005	$(33,170,153)	$20,101,852

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates,yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Diversified Income Series-33

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Agency, Asset- & Mortgage-Backed Securities	$—	$438,953,131	$438,953,131
Corporate Debt	—	1,156,219,843	1,156,219,843
Foreign Debt	—	52,647,332	52,647,332
Municipal Bonds	—	16,180,951	16,180,951
Senior Secured Loans	—	164,119,723	164,119,723
Common Stock	2,960	—	2,960
Convertible Preferred Stock[1]	6,306,578	7,459,266	13,765,844
Preferred Stock[2]	7,182,974	1,920,188	9,103,162
Option Purchased	—	10,617	10,617
U.S. Treasury Obligations	—	94,932,310	94,932,310
Short-Term Investments	—	307,028,222	307,028,222

Total	$13,492,512	$2,239,471,583	$2,252,964,095

Foreign Currency Exchange Contracts	$—	$(70,608)	$(70,608)
Futures Contracts	5,893,224	—	5,893,224
Swap Contract	—	33,379	33,379

[1]

Security type is valued across multiple levels. The amount attributed to Level 1 securities and Level 2 securities represents 46% and 54%, respectively, of the total market value of this security type.

[2]

Security type is valued across multiple levels. The amount attributed to Level 1 securities and Level 2 securities represents 79% and 21%, respectively, of the total market value of this security type.

The securities that have been deemed worthless on the schedule of investments are considered to be Level 3 investments in this table.

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and ended Dec. 31, 2012 was as follows:

	Year ended 12/31/13	Year ended 12/31/12
Ordinary income	$63,677,969	$94,212,098
Long-term capital gain	10,112,326	26,606,338

	$73,790,295	$120,818,436

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,970,525,785
Undistributed ordinary income	44,690,725
Other temporary differences	(281,630)
Capital loss carryforwards	(8,921,684)
Unrealized appreciation	20,179,898

Net assets	$2,026,193,094

Diversified Income Series-34

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of futures contracts and foreign currency exchange contracts, tax treatment of CDS contracts, contingent payment debt instruments, and tax treatment of amortization on convertible bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, dividends and distributions, contingent payment debt instruments, foreign tax capital gain, amortization on convertible bonds and paydowns of asset-backed and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2013, the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$(10,915,762)	$10,915,762

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character Short-term
$8,921,684

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/13	Year ended 12/31/12
Shares sold:
Standard Class	2,538,239	2,693,865
Service Class	15,466,074	19,756,660
Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,259,346	2,076,670
Service Class	5,027,367	8,314,794

	24,291,026	32,841,989

Shares redeemed:
Standard Class	(5,332,227)	(3,675,672)
Service Class	(11,833,232)	(8,613,580)

	(17,165,459)	(12,289,252)

Net increase	7,125,567	20,552,737

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates substantially in the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

Diversified Income Series-35

Delaware VIP® Diversified Income Series

Notes to financial statements (continued)

8. Unfunded Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earns a commitment fee, typically set as a percentage of the commitment amount. As of Dec. 31, 2013, the Series had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitment
Community Health Systems	$1,095,000
Patheon	1,180,000

9. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. The Series posted $117,000 cash collateral for open foreign currency exchange contracts, which is shown as cash collateral for derivatives on the statement of assets and liabilities. The Series received $140,000 in U.S. government securities collateral for open foreign currency exchange contracts.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Options Contracts

During the year ended Dec. 31, 2013, the Series entered into options contracts in the normal course of pursuing its investment objective. The Series may buy or write options contracts for any number of reasons, including without limitation: to manage the Series’ exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting the Series’ overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Series may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Series buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Series writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Series on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Series has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Series. The Series, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Series is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Transactions in options written during the year ended Dec. 31, 2013 for the Series were as follows:

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Notes to financial statements (continued)

9. Derivatives (continued)

Call Options	Number of Contracts	Premiums
Options outstanding Dec. 31, 2012	—	$ —
Options written	532	185,526
Options terminated in closing purchase transactions	(532)	(185,526)

Options outstanding Dec. 31, 2013	—	$ —

Put Options	Number of Contracts	Premiums
Options outstanding Dec. 31, 2012	—	$ —
Options written	790	337,573
Options terminated in closing sales transactions	(790)	(337,573)

Options outstanding Dec. 31, 2013	—	$ —

Swap Contracts

The Series may enter into interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Series may use interest rate swaps to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Series will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by the manager.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Series from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Series receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Series’ sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Series’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013. No interest rate swap contracts was outstanding at Dec. 31, 2013.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2013, the Series entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For trades prior to June 10, 2013, the Series had posted $660,000 cash collateral for certain open derivatives, which is presented as cash collateral for derivatives on the statement of assets and liabilities. Initial margin and variation margin are posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty for trades entered prior to June 10, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value

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Notes to financial statements (continued)

9. Derivatives (continued)

of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of Dec. 31, 2013 were as follows:

	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized gain on foreign currency exchange contracts	$140,020		Unrealized loss on foreign currency contracts	$(210,628)
Interest rate contracts (Futures contracts)	Variation margin receivable on futures contracts	5,918,799	*	Variation margin payable on futures contracts	(25,575)*
Credit contracts (Swap contracts)	Unrealized gain on credit default swap contracts	33,379		Unrealized loss on credit default swap contracts	—

Total		$6,092,198			$(236,203)

*

Includes cumulative appreciation of futures contracts from the date the contracts are opened through Dec. 31, 2013. Only current day variation margin is reported on the Series’ statement of assets and liabilities.

The effect of derivative instruments on the statement of operations for the year ended Dec. 31, 2013 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Exchange Currency Transactions	Futures Contracts	Options Written	Swap Contracts	Total
Forward currency exchange contracts	$(2,128,783)	$—	$—	$—	$(2,128,783)
Interest rate contracts	—	1,769,271	250,091	(1,053,756)	965,606
Credit contracts	—	—	—	(3,685,261)	(3,685,261)

Total	$(2,128,783)	$1,769,271	$250,091	$(4,739,017)	$(4,848,438)

	Net Change in Unrealized Appreciation (Depreciation):
	Foreign Currency Exchange Contracts	Futures Contracts	Swaps Contracts	Total
Forward currency exchange contracts	$374,548	$—	$—	$374,548
Interest rate contracts	—	6,814,205	—	6,814,205
Credit contracts	—	—	24,054	24,054

Total	$374,548	$6,814,205	$24,054	$7,212,807

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2013.

	Long Derivative Volume		Short Derivative Volume
Forward foreign currency exchange contracts (Average cost)	USD	72,593,533	USD	120,807,217
Futures contracts (average notional value)		80,708,499		130,154,390
Options contracts (average notional value)		23,162		16,768
Swap contracts (average notional value)*		8,208,687		1,382,937
	EUR	8,519,960		—
Interest rate swap contracts (average notional value)**	COP	7,857,603,175		—
	USD	5,832,143		—

*	Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

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Notes to financial statements (continued)

10. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$44,630,755	$(13,888)	$44,616,867
Banque Paribas	20,441,897	(9,306)	20,432,591
Barclays Bank	—	(13,585)	(13,585)
Citigroup Global Markets	—	(8,935)	(8,935)
Deutsche Bank	33,379	(140,372)	(106,993)
Goldman Sachs Capital	—	(10,213)	(10,213)
Hong Kong Shanghai Bank	641,126	(627)	640,499
JPMorgan Chase Bank	—	(1,224)	(1,224)
Toronto Dominion Bank	125,353	—	125,353
Union Bank of Switzerland	—	(12,478)	(12,478)

Total	$65,872,510	$(210,628)	$65,661,882

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net(a)
Bank of America Merrill Lynch	$44,616,867	$(44,616,867)	$—	$—	$—	$—
Banque Paribas	20,432,591	(20,432,591)	—	—	—	—
Barclays Bank	(13,585)	—	—	—	13,585	—
Citigroup Global Markets	(8,935)	—	—	—	8,935	—
Deutsche Bank	(106,993)	—	—	—	106,993	—
Goldman Sachs Capital	(10,213)	—	—	—	—	(10,213)
Hong Kong Shanghai Bank	640,499	—	—	—	—	640,499
JPMorgan Chase Bank	(1,224)	—	—	—	—	(1,224)
Toronto Dominion Bank	125,353	(125,353)	—	—	—	—
Union Bank of Switzerland	(12,478)	—	—	—	—	(12,478)

Total	$65,661,882	$(65,174,811)	$—	$—	$129,513	$616,584

(a)	Net represents the net receivable/(payable) that would be due from/(to) the counterparty in an event of default.

11. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security,

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Notes to financial statements (continued)

11. Securities Lending (continued)

including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collective trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the Collective Trust net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, the Series had no securities out on loan.

12. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series invests in fixed income securities whose value is derived from underlying mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages or consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Series invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Series invests in certain obligations that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

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Notes to financial statements (continued)

12. Credit and Market Risk (continued)

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2013, no securties held by the Series have been determined to be illiquid under the Series’ Liquidity Procedures. Rule 144A and have been identified on the schedule of investments.

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and Shareholders of Delaware VIP Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

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Delaware VIP® Trust — Delaware VIP Diversified Income Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP Diversified Income Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the 15(c) Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

Lipper currently classifies the Series as an intermediate investment-grade debt fund. Management believes that it would be more appropriate to include the Series in the general bond/global income/high yield funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes–one consisting of all underlying variable insurance product intermediate investment-grade debt funds, and the other consisting of all underlying variable insurance product general bond/global income/high yield funds. When compared to other intermediate investment-grade debt funds, the Lipper report comparison showed that the Series’ total return for the one- and three-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the five-year period was in the first quartile of its Performance Universe. When compared to other general bond/global income/high yield funds, the Lipper report comparison showed that the Series’ total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the three- and five-year periods was in the fourth quartile and second quartile, respectively, of its Performance Universe. The Board noted that, when compared to other general bond/global income/high yield funds, the Series’ performance results were not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the investment policy changes implemented in late 2012. The Board also considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Series performance and meet the Board’s performance objective.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for

Diversified Income Series-43

Delaware VIP® Diversified Income Series

Other Series information (Unaudited) (continued)

Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

When compared to other intermediate investment-grade debt funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the second highest expenses of its Expense Group and the total expenses were in the quartile with the highest expenses of its Expense Group. When compared to other general bond/global income/high yield funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of its Expense Group and its total expenses were in the quartile with the second highest expenses of its Expense Group. The Board noted that the Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2014 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
13.70%	86.30%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

Diversified Income Series-44

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

Diversified Income Series-45

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956 –	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012)and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011–Present)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005– July 2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments

OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 - May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005– February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Diversified Income Series-46

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Series includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPDIVINC [12/13] BNY 19607 (2/14)                 (12002)

Diversified Income Series-47

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Delaware VIP® Trust
Delaware VIP Emerging Markets Series
Annual report
December 31, 2013

Investments in Delaware VIP® Emerging Markets Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP Emerging Markets Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Emerging Markets Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP Emerging Markets Series returned +10.14% for Standard Class shares and returned +9.86% for Service Class shares (both returns reflect reinvestment of all dividends). The Series outperformed its benchmark, the MSCI Emerging Markets Index, which declined -2.27% (gross) and -2.60% (net) for the same period.

As shown by the index returns noted above, emerging markets stocks struggled during the Series’ fiscal year. Sources of pressure included (1) mounting concerns about decelerating economic growth in the developing world, and (2) a looming reduction of monetary stimulus in the United States. Both factors caused many investors to look outside of emerging markets for investment opportunities.

After the U.S. Federal Reserve intimated in May 2013 that it would begin to scale back its $85 billion-a-month bond-buying program (known as quantitative easing, or QE), emerging markets mutual funds saw a spike in outflows. In simple terms, the outflows were driven by investors’ perceptions that higher yields would eventually prevail in the U.S. The emerging market asset class received some relief in September, however, when the Fed declined to begin winding down the program. The support did not last through the end of the fiscal year, however, and emerging market indices generally trended lower as the year came to a close.

Overall, the Series benefited from investing in several companies that are not included in its benchmark index. From a sector standpoint, the Series enjoyed strong relative performance across the majority of sectors, with information technology, consumer staples, and telecommunications making particularly significant positive contributions. The Series’ allocation to industrials and consumer discretionary stocks, however, were among the laggards. Meanwhile, the Series’ country allocations generally resulted in positive effects on relative performance, especially allocations to the United States, China, Brazil, Argentina, and South Korea. (Note: The Series is allowed to invest in securities issued by companies based in developed countries, including the U.S. Often, those companies derive a substantial portion of their operating income from countries classified as emerging markets.) Conversely, the Series’ aggregate holdings in Peru, Malaysia, Taiwan, and Poland were among the notable detractors from relative performance.

Among individual holdings, the Series benefited from its overweight allocation to two U.S.-based companies, Avon Products and Yahoo. Despite a sharp correction in recent months, Avon shares climbed approximately 20% during the Series’ fiscal period, propelled by better-than-expected earnings (especially in early 2013) and tentative signs of progress in the company’s restructuring efforts. Meanwhile, Yahoo’s shares roughly doubled during the Series’ fiscal year. Part of this momentum was attributable to the company’s stake in Alibaba Group Holding, China’s largest e-commerce company. The Series’ overweight allocation to Baidu also contributed to relative performance. (Like Avon and Yahoo, Baidu is not included in the MSCI Emerging Markets Index.)

The Brazilian integrated oil and gas company Petroleo Brasileiro was among the Series’ key detractors. The stock fell more than 20% for the fiscal period as optimism about prior energy discoveries yielded to the operational realities of cost overruns and delays. Investors were also concerned about the political and regulatory environment in Brazil, which has grown increasingly populist amid rising inflation and slowing economic growth.

The Series’ holdings in the Indian conglomerate Reliance Industries also detracted from relative performance. Declining gas production negatively affected the company’s earnings. We remain cautiously optimistic about the company’s longer-term prospects and continue to hold a significant position in the stock. Other notable detractors to relative performance included Cia de Minas Buenaventura, Tambang Batubara Bukit Asam Persero, All America Latina Logistica, and Tongaat-Hulett. Cia de Minas Buenaventura was adversely affected by declining metals prices, especially gold. Shares of Tambang Batubara Bukit Asam Persero faced pressure primarily due to declining coal prices.

As the fiscal year closed, we positioned the Series to reflect the highly variable conditions that prevailed across the emerging markets asset class. As always, we constructed the Series’ portfolio by employing a disciplined, stock-by-stock research process.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.
Emerging Markets Series-1

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Emerging Markets Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 1, 1997)	+10.14%	+0.37%	+16.37%	+12.00%	+8.64%

Service Class shares (commenced operations on May 1, 2000)	+9.86%	+0.12%	+16.08%	+11.72%	+12.10%

MSCI Emerging Markets Index (gross)	-2.27%	-1.74%	+15.15%	+11.53%	n/a

MSCI Emerging Markets Index (net)	-2.60%	-2.07%	+14.79%	+11.17%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.65%, while total operating expenses for Standard Class and Service Class shares were 1.40% and 1.70%, respectively. The management fee for Standard Class and Service Class shares was 1.25%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

Emerging Markets Series-2

Delaware VIP® Emerging Markets Series Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting Value	Ending Value

–– Delaware VIP Emerging Markets Series (Standard Class)	$10,000	$31,053
– –MSCI Emerging Markets Index (gross)	$10,000	$29,768
---MSCI Emerging Markets Index (net)	$10,000	$28,830

The chart shows a $10,000 investment in the Delaware VIP Emerging Markets Series Standard Class shares for the period from
Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the MSCI Emerging Markets Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The MSCI Emerging Markets Index measures equity market performance across emerging market countries worldwide. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Emerging Markets Series-3

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Disclosure of Series expenses For the Six-Month Period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Series return†
Standard Class	$1,000.00	$1,151.20	1.41%	$7.65
Service Class	1,000.00	1,149.30	1.66%	8.99
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,018.10	1.41%	$7.17
Service Class	1,000.00	1,016.84	1.66%	8.44

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Emerging Markets Series-4

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Security type/country and sector allocations As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type/country	Percentage of net assets

Common Stock by Country	95.12%
Argentina	3.15%
Bahrain	0.11%
Brazil	14.83%
Chile	0.94%
China	21.23%
India	4.61%
Indonesia	0.32%
Israel	2.07%
Malaysia	1.76%
Mexico	8.24%
Peru	0.24%
Poland	0.69%
Republic of Korea	13.61%
Russia	7.88%
South Africa	3.88%
Taiwan	6.83%
Thailand	1.13%
Turkey	0.83%
United Kingdom	0.33%
United States	2.44%
Preferred Stock by Country	5.36%
Brazil	1.77%
Republic of Korea	1.84%
Russia	1.75%
Participation Notes	0.00%
Total Value of Securities	100.48%
Liabilities Net of Receivables and Other Assets	(0.48%)
Total Net Assets	100.00%

Common stock, preferred stock and participation notes by sector	Percentage of net assets
Consumer Discretionary	5.76%
Consumer Staples	8.68%
Energy	17.79%
Financials	15.90%
Healthcare	2.07%
Industrials	2.64%
Information Technology	22.96%
Materials	9.61%
Telecommunication Services	14.14%
Utilities	0.93%
Total	100.48%

Emerging Markets Series-5

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Schedule of investments December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK - 95.12% Δ
Argentina - 3.15%
Arcos Dorados Holdings	449,841	$5,452,073
Cresud ADR	322,769	3,259,967
Grupo Clarin Class B GDR 144A#@=†	209,100	1,475,698
IRSA Inversiones y Representaciones ADR@	363,112	4,397,286
Pampa Energia ADR†	44,500	233,180
YPF ADR	106,800	3,520,128

		18,338,332

Bahrain - 0.11%
Aluminum Bahrain BSC ADR@	91,200	635,016

		635,016

Brazil - 14.83%
AES Tiete	319,936	2,410,931
All America Latina Logistica	578,435	1,606,424
B2W Cia Digital†	514,800	3,327,969
Banco Santander Brasil ADR	476,000	2,903,600
BB Seguridade Participacoes	240,600	2,495,534
Brasil Foods ADR	341,500	7,127,105
Braskem ADR†	78,499	1,401,207
Centrais Eletricas Brasileiras	711,800	1,768,878
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	71,690	3,202,392
Cia Siderurgica Nacional ADR	380,000	2,356,000
Cyrela Brazil Realty Empreendimentos e Participacoes	266,900	1,627,095
Fibria Celulose ADR†	523,900	6,119,152
Gerdau	389,400	2,487,636
Gerdau ADR	444,900	3,488,016
Hypermarcas	553,000	4,132,107
Itau Unibanco Holding ADR	550,000	7,463,500
JBS	393,784	1,462,040
Petroleo Brasileiro ADR	488,906	6,737,125
Petroleo Brasileiro ADR	403,795	5,931,749
Telefonica Brasil ADR	14,663	281,823
Tim Participacoes ADR	683,600	17,937,664

		86,267,947

Chile - 0.94%
Sociedad Quimica y Minera de Chile
ADR	212,100	5,489,148

		5,489,148

China - 21.23%
Baidu ADR†	150,000	26,681,994
Bank of China	13,346,000	6,144,282
Bitauto Holdings ADR†	40,000	1,278,400
China Construction Bank	7,118,000	5,369,893
China Mengniu Dairy	724,000	3,435,882
China Mobile ADR	200,000	10,458,000
China Petroleum & Chemical ADR	42,234	3,470,368
China Telecom	2,736,000	1,383,101
China Unicom Hong Kong ADR	376,340	5,667,680
First Pacific	3,185,195	3,622,901
Fosun International	131,708	130,784
Hollysys Automation Technologies@†	129,100	2,443,863
Industrial & Commercial Bank of China	7,785,500	5,261,016
Kunlun Energy	4,622,900	8,143,611
PetroChina ADR	40,000	4,389,600
Shanda Games ADR†	1,118,325	5,121,929
SINA†	110,000	9,267,500
Sohu.com†	200,000	14,586,000
Tianjin Development Holdings†	35,950	27,307
Tom Group@†	18,308,004	2,974,838
Travelsky Technology	3,700,441	3,650,621

		123,509,570

India - 4.61%
Cairn India	473,000	2,476,290
Indiabulls Infrastructure and Power GDR†	131,652	7,452
Indiabulls Real Estate GDR	44,628	49,716
Reliance Industries	800,000	11,580,854
Reliance Industries GDR 144A#	430,000	12,487,200
Sify Technologies ADR†	91,200	193,344

		26,794,856

Indonesia - 0.32%
Tambang Batubara Bukit Asam Persero	2,241,097	1,882,713

		1,882,713

Israel - 2.07%
Teva Pharmaceutical Industries ADR	300,000	12,024,000

		12,024,000

Malaysia - 1.76%
Hong Leong Bank	1,549,790	6,807,069
UEM Sunrise	4,748,132	3,417,902

		10,224,971

Mexico - 8.24%
America Movil ADR	210,742	4,925,041
Cemex ADR†	962,313	11,384,163
Empresas ICA†	1,105,736	2,282,968
Fomento Economico Mexicano ADR	98,307	9,621,306
Grupo Financiero Banorte Class O	754,700	5,282,264
Grupo Lala	606,200	1,342,622
Grupo Televisa ADR	432,500	13,087,450

		47,925,814

Peru - 0.24%
Cia de Minas Buenaventura ADR	125,440	1,407,437

		1,407,437

Poland - 0.69%
Jastrzebska Spolka Weglowa	26,987	474,511
Polski Koncern Naftowy Orlen	261,369	3,551,135

		4,025,646

Republic of Korea - 13.61%
CJ	45,695	5,052,359
Hite Jinro	73,110	1,528,980

Emerging Markets Series-6

Delaware VIP® Emerging Markets Series Schedule of investments (continued)

	Number of Shares	Value (U.S. $)

COMMON STOCK Δ (continued)
Republic of Korea (continued)
KB Financial Group ADR†	165,996	$6,724,498
KCC	3,272	1,454,430
KT	99,830	2,989,626
LG Display ADR†	188,309	2,286,071
LG Electronics	62,908	4,066,248
Lotte Chilsung Beverage	8	11,556
Lotte Confectionery	2,904	5,259,370
Samsung Electronics	14,009	18,247,906
Samsung Life Insurance	71,180	7,020,438
SK Communications†	95,525	489,336
SK Hynix†	120,000	4,195,816
SK Telecom	16,491	3,607,596
SK Telecom ADR	660,000	16,249,200

		79,183,430

Russia - 7.88%
Chelyabinsk Zink Plant GDR@†	69,200	256,898
Enel OGK-5 GDR†	15,101	25,643
Etalon Group GDR 144A#=†	354,800	1,880,440
Gazprom ADR	783,900	6,702,345
LUKOIL ADR	23,433	1,479,091
LUKOIL ADR (London International Exchange)	133,500	8,337,075
MegaFon GDR	234,178	7,844,963
Mobile Telesystems ADR	154,402	3,339,715
Sberbank=	3,308,402	10,187,522
Surgutneftegas ADR	294,652	2,545,793
TGK-5 GDR†	6,229	1,686
VTB Bank GDR	861,186	2,602,935
VTB Bank OJSC	411,634,850	623,811

		45,827,917

South Africa - 3.88%
ArcelorMittal South Africa†	374,610	1,332,026
Impala Platinum Holdings	135,751	1,591,742
Sasol	76,270	3,740,793
Sasol ADR	65,127	3,220,530
Standard Bank Group	287,970	3,552,820
Sun International	168,124	1,527,380
Tongaat-Hulett	180,473	1,956,128
Vodacom Group	444,868	5,640,366

		22,561,785

Taiwan - 6.83%
Formosa Chemicals & Fibre	2,128,998	5,994,866
Hon Hai Precision Industry	854,753	2,295,081
MediaTek	394,678	5,867,613
Mitac Holdings†	4,476,000	4,321,231
President Chain Store	890,000	6,160,770
Taiwan Semiconductor Manufacturing	2,375,864	8,402,315
United Microelectronics	6,688,461	2,768,969
United Microelectronics ADR	889,700	1,814,988
Walsin Lihwa†	6,477,100	2,075,694

		39,701,527

Thailand - 1.13%
Bangkok Bank - Foreign	638,091	3,469,065
PTT Exploration & Production	617,051	3,123,240

		6,592,305

Turkey - 0.83%
Turkcell Iletisim Hizmetleri†	368,462	1,946,857
Turkiye Sise ve Cam Fabrikalari	2,264,765	2,867,725

		4,814,582

United Kingdom - 0.33%
Anglo American ADR	92,815	1,014,589
Griffin Mining@†	1,642,873	915,536

		1,930,125

United States - 2.44%
Avon Products	241,200	4,153,464
Yahoo†	247,600	10,012,944

		14,166,408

Total Common Stock (cost $523,449,659)		553,303,529

PREFERRED STOCK - 5.36% Δ
Brazil - 1.77%
Braskem Class A †	288,768	2,567,261
Centrais Eletricas Brasileiras Class B 17.91%	233,700	982,448
Vale Class A 5.92%	489,400	6,781,280

		10,330,989

Republic of Korea - 1.84%
CJ 1.68%@	28,030	1,078,445
Samsung Electronics 0.86%	9,995	9,608,863

		10,687,308

Russia - 1.75%
AK Transneft 0.84%=	3,887	10,162,633

		10,162,633

Total Preferred Stock (cost $20,729,630)		31,180,930

PARTICIPATION NOTES - 0.00%
Lehman Indian Oil CW 12 LEPO 144A#@=†	100,339	0
Lehman Oil & Natural Gas CW 12 LEPO@=†	146,971	0

Total Participation Notes (cost $4,952,197)		0

TOTAL VALUE OF SECURITIES - 100.48% (cost $549,131,486)		$584,484,459

Emerging Markets Series-7

Delaware VIP® Emerging Markets Series Schedule of investments (continued)

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2013, the aggregate value of Rule 144A securities was $15,843,338, which represents 2.72% of the Series’ net assets. See Note 11 in “Notes to Financial Statements.”
@	Illiquid security. At Dec. 31, 2013, the aggregate value of illiquid securities was 14,177,580, which represents 2.44% of the Series’ net assets. See Note 11 in “Notes to Financial Statements.”
=	Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2013, the aggregate value of fair valued securities was $23,706,293, which represented 4.08% of the Series’ net assets. See Note 1 in “Notes to Financial Statements.”
†	Non income producing security.
Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 5 in “Security Type/Country and Sector Allocations.”

The following foreign currency exchange contracts were outstanding at Dec. 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
MNB	KRW	145,154,160	USD	(137,717)	1/2/14	$(244)
MNB	KRW	138,595,042	USD	(132,146)	1/3/14	(895)

						$(1,139)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to Financial Statements.”

Summary of Abbreviations:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

KRW – South Korean Won

LEPO – Low Exercise Price Option

MNB – Mellon National Bank

USD – United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-8

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$584,484,459
Foreign currencies, at value[2]	2,220,451
Receivables for securities sold	580,688
Dividends receivable	435,047
Receivables for fund shares sold	161,647

Total assets	587,882,292

Liabilities:
Cash overdraft	4,277,180
Payable for securities purchased	571,473
Payables for fund shares redeemed	447,565
Other accrued expenses	166,290
Investment management fees payable	602,154
Distribution fees payable	85,027
Other affiliates payable	8,576
Trustees’ fees and expenses payable	5,482
Unrealized loss on foreign currency exchange contracts	1,139
Capital gain tax payable	12,832

Total liabilities	6,177,718

Total Net Assets	$581,704,574

Net Assets Consist of:
Paid-in capital	$542,939,470
Undistributed net investment income	2,128,531
Accumulated net realized gain on investments	1,324,621
Net unrealized appreciation (depreciation) of investments and derivatives	35,311,952

Total Net Assets	$581,704,574

[1]Investments, at cost	$549,131,486
[2]Foreign currencies, at cost	2,213,003

Standard Class :
Net assets	$175,133,412
Shares of beneficial interest outstanding, unlimited authorization, no par	8,155,696
Net asset value per share	$21.47

Service Class :
Net assets	$406,571,162
Shares of beneficial interest outstanding, unlimited authorization, no par	18,994,510
Net asset value per share	$21.40

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-9

Delaware VIP® Trust —

Delaware VIP Emerging Markets Series

Statement of operations

Year ended December 31, 2013

Investment Income:
Dividends	$12,636,092
Securities lending income	68,436
Interest	1,223
Foreign tax withheld	(1,317,130)

11,388,621

Expenses:
Management fees	6,784,262
Distribution expenses - Service Class	1,177,436
Custodian fees	433,394
Accounting and administration expenses	210,961
Reports and statements to shareholders	66,381
Dividend disbursing and transfer agent fees and expenses	46,060
Legal fees	39,411
Audit and tax	30,075
Trustees’ fess and expenses	28,366
Registration fees	952
Other	40,403

8,857,701
Less waived distribution expenses - Service Class	(196,239)

Total operating expenses	8,661,462

Net Investment Income	2,727,159

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	18,182,074
Foreign currencies	(401,663)
Foreign currency exchange contracts	(146,776)

Net realized gain	17,633,635

Net change in unrealized appreciation (depreciation) of:
Investments*	32,714,588
Foreign currencies	142,086
Foreign currency exchange contracts	(1,139)

Net change in unrealized appreciation (depreciation)	32,855,535

Net Realized and Unrealized Gain	50,489,170

Net Increase in Net Assets Resulting from Operations	$53,216,329

*	Includes capital gains taxes payable of $(12,832).

Delaware VIP Trust —

Delaware VIP Emerging Markets Series

Statements of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,727,159	$4,993,202
Net realized gain (loss)	17,633,635	(9,379,404)
Net change in unrealized appreciation (depreciation)	32,855,535	66,404,111

Net increase in net assets resulting from operations	53,216,329	62,017,909

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(2,500,835)	(2,117,098)
Service Class	(5,775,615)	(2,851,016)

	(8,276,450)	(4,968,114)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	35,100,194	65,343,824
Service Class	33,525,531	52,502,069
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	2,500,835	2,043,219
Service Class	5,775,615	2,851,016

	76,902,175	122,740,128

Cost of shares redeemed:
Standard Class	(16,309,714)	(97,242,192)
Service Class	(54,142,991)	(57,766,770)

	(70,452,705)	(155,008,962)

Increase (decrease) in net assets derived from capital share transactions	6,449,470	(32,268,834)

Net Increase in Net Assets	51,389,349	24,780,961

Net Assets:
Beginning of year	530,315,225	505,534,264

End of year (including undistributed net investment income of $2,128,531 and $8,226,142, respectively)	$581,704,574	$530,315,225

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-10

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Standard Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$19.840	$17.510	$22.190	$18.870	$11.290

Income (loss) from investment operations:
Net investment income[1]	0.138	0.205	0.228	0.352	0.152
Net realized and unrealized gain (loss)	1.839	2.316	(4.526)	3.115	8.173

Total from investment operations	1.977	2.521	(4.298)	3.467	8.325

Less dividends and distributions from:
Net investment income	(0.347)	(0.191)	(0.382)	(0.147)	(0.181)
Net realized gain	—	—	—	—	(0.564)

Total dividends and distributions	(0.347)	(0.191)	(0.382)	(0.147)	(0.745)

Net asset value, end of period	$21.470	$19.840	$17.510	$22.190	$18.870

Total return[2]	10.14%	14.44%	(19.78% )	18.49%	78.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$175,134	$140,966	$160,142	$266,238	$245,149
Ratio of expenses to average net assets	1.41%	1.40%	1.39%	1.40%	1.39%
Ratio of expenses to average net assets prior to fees waived	1.41%	1.40%	1.39%	1.40%	1.41%
Ratio of net investment income to average net assets	0.68%	1.11%	1.11%	1.84%	1.07%
Ratio of net investment income to average net assets prior to fees waived	0.68%	1.11%	1.11%	1.84%	1.05%
Portfolio turnover	16%	22%	16%	21%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-11

Delaware VIP® Emerging Markets Series Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Emerging Markets Series Service Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$19.780	$17.450	$22.130	$18.830	$11.250

Income (loss) from investment operations:
Net investment income[1]	0.087	0.158	0.174	0.304	0.117
Net realized and unrealized gain (loss)	1.834	2.312	(4.520)	3.108	8.160

Total from investment operations	1.921	2.470	(4.346)	3.412	8.277

Less dividends and distributions from:
Net investment income	(0.301)	(0.140)	(0.334)	(0.112)	(0.133)
Net realized gain	—	—	—	—	(0.564)

Total dividends and distributions	(0.301)	(0.140)	(0.334)	(0.112)	(0.697)

Net asset value, end of period	$21.400	$19.780	$17.450	$22.130	$18.830

Total return[2]	9.86%	14.19%	(20.00% )	18.21%	77.67%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$406,571	$389,349	$345,392	$360,118	$266,768
Ratio of expenses to average net assets	1.66%	1.65%	1.64%	1.65%	1.64%
Ratio of expenses to average net assets prior to fees waived	1.71%	1.70%	1.69%	1.70%	1.71%
Ratio of net investment income to average net assets	0.43%	0.86%	0.86%	1.59%	0.82%
Ratio of net investment income to average net assets prior to fees waived	0.38%	0.81%	0.81%	1.54%	0.75%
Portfolio turnover	16%	22%	16%	21%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Emerging Markets Series-12

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Notes to financial statements December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Emerging Markets Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2013, the Series had no repurchase agreements outstanding.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Emerging Markets Series-13

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

During the fiscal year ended Dec. 31, 2013, the Series frequently maintained a negative cash balance with its custodian, which is considered a form of borrowing or leverage. If the Series maintains a negative cash balance and the Series’ investments decrease in value, the Series’ losses will be greater than if the Series did not maintain a negative cash balance. The Series is required to pay interest to the custodian on negative cash balances. During the fiscal year ended Dec. 31, 2013, the Series had an average outstanding balance of 1.10% based on average net assets.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 1.25% on the first $500 million of average daily net assets of the Series, 1.20% on the next $500 million, 1.15% on the next $1.5 billion, and 1.10% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $26,357 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays fees at the annual rate of 0.075% of the Series’ average net assets. For the year ended Dec. 31, 2013, the Series was charged $40,839 for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNMYIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2013 through Dec. 31, 2013* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services. For the year ended Dec. 31, 2013, the Series was charged $19,039 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

Emerging Markets Series-14

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$93,548,458
Sales	$88,573,513

At Dec. 31, 2013, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$550,626,898	$133,735,505	$(99,877,944)	$33,857,561

U.S.GAAP defines fair value as the price that the Series would receive to sell an as set or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Emerging Markets Series-15

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

3. Investments (continued)

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Common Stock
Argentina	16,862,634	1,475,698	18,338,332
Bahrain	—	635,016	635,016
Brazil	86,267,947	—	86,267,947
Chile	5,489,148	—	5,489,148
China	123,509,570	—	123,509,570
India	26,787,404	7,452	26,794,856
Indonesia	—	1,882,713	1,882,713
Israel	12,024,000	—	12,024,000
Malaysia	10,224,971	—	10,224,971
Mexico	47,925,814	—	47,925,814
Peru	1,407,437	—	1,407,437
Poland	—	4,025,646	4,025,646
Republic of Korea	30,530,695	48,652,735	79,183,430
Russia	30,248,982	15,578,935	45,827,917
South Africa	22,561,785	—	22,561,785
Taiwan	39,701,527	—	39,701,527
Thailand	3,123,240	3,469,065	6,592,305
Turkey	4,814,582	—	4,814,582
United Kingdom	915,536	1,014,589	1,930,125
United States	14,166,408	—	14,166,408
Preferred Stock	10,330,989	20,849,941	31,180,930
Participation Notes	—	—	—

Total	$486,892,669	$97,591,790	$584,484,459

Foreign Currency Exchange Contracts	$—	$(1,139)	$(1,139)

The securities that have been deemed worthless in the schedule of investments are considered to be Level 3 investments.

As a result of utilizing international fair value pricing at Dec. 31, 2013, a portion of the Series’ common stock investments were categorized as Level 2.

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, the prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ Net Asset Value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series’ Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and Dec. 31, 2012 was as follows:

	Year ended 12/31/13	Year ended 12/31/12
Ordinary income	$8,276,450	$4,968,114

Emerging Markets Series-16

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$542,939,470
Undistributed ordinary income	2,756,453
Undistributed long-term capital gains	2,190,972
Unrealized appreciation	33,817,679

Net assets	$581,704,574

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark to market on futures, and tax treatment of unrealized gain on investments in passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these classification. For the year ended Dec. 31, 2013 the Series recorded the following reclassifications:

Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(548,320)	$548,320

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $15,711,473 was utilized in 2013.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/13	Year ended 12/31/12
Shares sold:
Standard Class	1,726,011	3,479,386
Service Class	1,664,779	2,878,459
Shares issued upon reinvestment of dividends and distributions:
Standard Class	127,920	107,143
Service Class	295,882	149,738

	3,814,592	6,614,726

Shares redeemed:
Standard Class	(804,915)	(5,626,864)
Service Class	(2,654,102)	(3,130,761)

	(3,459,017)	(8,757,625)

Net increase (decrease)	355,575	(2,142,899)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operated in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

Emerging Markets Series-17

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

7. Line of Credit (continued)

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

At Dec. 31, 2013, the Series held foreign currency exchange contracts, which is reflected in the statement of assets and liabilities and statement of operations.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2013.

	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (Average cost)	$—	$220,270

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Emerging Markets Series-18

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

9. Offsetting (continued)

Offsetting of Financial Liabilities and Derivative Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Mellon National Bank	$—	$(1,139)	$(1,139)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Mellon National Bank	$(1,139)	$—	$—	$—	$—	$(1,139)

(a) Net represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, the Series had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day

Emerging Markets Series-19

Delaware VIP® Emerging Markets Series Notes to financial statements (continued)

11. Credit and Market Risk (continued)

functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified in the schedule of investments.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

Emerging Markets Series-20

Delaware VIP® Trust—Delaware VIP Emerging Markets Series Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Emerging Markets Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2014

Emerging Markets Series-21

Delaware VIP® Trust — Delaware VIP Emerging Markets Series Other Series information (Unaudited)

Board Consideration of Delaware VIP Emerging Market Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Emerging Markets Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper,Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one- and five-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the three-year period was in the third quartile of its Performance Universe and the Series’ total return for the ten-year period was in the first quartile of its Performance Universe. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee was in the quartile with the highest expenses of its Expense Group and the total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board

Emerging Markets Series-22

Delaware VIP® Emerging Markets Series Other Series information (Unaudited) (continued)

considered 12b-1 waivers in place through April 2014 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	100.00%

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $907,206. The gross foreign source income earned during the fiscal year 2013 by the Series was $12,481,907.

Emerging Markets Series-23

Delaware Investments® Family of Funds
Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

Emerging Markets Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011–Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 — May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Emerging Markets Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]
[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

Emerging Markets Series-26

Delaware VIP® Trust
Delaware VIP Smid Cap Growth Series
Annual report

December 31, 2013

Investments in Delaware VIP® Smid Cap Growth Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP Smid Cap Growth Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP Smid Cap Growth Series Standard shares returned +41.32% and Service shares returned +40.98%. Both figures reflect all distributions reinvested. The Series’ benchmark, the Russell 2500™ Growth Index, returned +40.65% for the same period.

The Series’ fiscal year was generally a positive one for U.S. equity markets as the S&P 500® Index gained 32% and the Dow Jones Industrial Average gained 30%. The trend outside the United States was mixed, as the MSCI EAFE Index (net) rose 23% while emerging markets struggled – the MSCI Emerging Markets Index (net), for example, returned -3%. Overall, in spite of relatively subdued economic conditions and mounting U.S. fiscal policy uncertainty, many investors appeared to embrace riskier assets. (Source: Bloomberg.)

Despite investors’ reactions to the possibility that the Federal Reserve would scale back its asset purchases (which it then declined to do on Sept. 18) the U.S. economy continued to experience moderate momentum as the fiscal year progressed. Employment and housing statistics generally showed strength, while manufacturing and aspects of consumer demand were more challenged.

As the fiscal year concluded, a series of important, market-moving news events included: the city of Detroit filed for bankruptcy in July 2013; the U.S. engaged in the Syrian chemical weapons saga, which raised the specter of another war in the Middle East; and the federal government shut down many of its nonessential activities. U.S. equities reacted to the news flow, generally experiencing up-down-up months, but ultimately continuing their advance, amid a rebound in international developed and emerging market stocks.

Strong relative performance in the financial services and energy sectors was partially offset by weak relative performance in the producer durables and consumer discretionary sectors.

Core Laboratories was one of the Series’ strongest performers during the fiscal year. The company continued to report strong earnings that beat analyst expectations, aided by increased energy exploration activity in global deepwater target areas. We believe the company remains well positioned onshore in the U.S., given its strong presence in the emerging shale exploration areas, where activity levels tend to be less affected by the ongoing financial turmoil and commodity-price uncertainty. The company has little historical controversy and volatility and we believe it is in a favorable position to continue providing site analysis and solutions for the oil and gas industry.

VeriFone Systems was a detractor during the fiscal year as the stock experienced a string of turbulent quarters. We believed the key underlying company issues have been addressed and had confidence that the company appeared positioned for continued improvement. Additionally, the announcement of a new CEO appeared to give investors increased confidence that the senior management team was in place. We believed its core business and competitive position in the electronic payment-processing space made it more attractive to us than was currently reflected in the stock price – even after its strong recent appreciation towards the end of the fiscal year. We continued to own a position in the stock, and feel we have it weighted appropriately in the Series in an effort to help mitigate the current management transition and stock volatility risk.

We remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

Smid Cap Growth Series-1

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Smid Cap Growth Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 12, 1991)	+41.32%	+19.27%	+27.45%	+11.65%	+10.69%

Service Class shares (commenced operations on May 1, 2000)	+40.98%	+18.97%	+27.15%	+11.37%	+6.04%

Russell 2500 Growth Index	+40.65%	+17.15%	+24.02%	+10.11%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.09%, while total operating expenses for Standard Class and Service Class shares were 0.84% and 1.14%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charges that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was Feb. 27, 2012 through April 30, 2014.

Smid Cap Growth Series-2

Delaware VIP® Smid Cap Growth Series

Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value
––Delaware VIP Smid Cap Growth Series (Standard Class)	$10,000	$30,095
––Russell 2500 Growth Index	$10,000	$26,203

The chart shows a $10,000 investment in the Delaware VIP Smid Cap Growth Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the Russell 2500 Growth Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, which is mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Dow Jones Industrial Average, which is mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The MSCI EAFE Index, which is mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, which is mentioned on page 1, measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Smid Cap Growth Series-3

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series Disclosure of Series expenses
For the Six-Month Period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Series return†
Standard Class	$1,000.00	$1,229.20	0.83%	$4.66
Service Class	1,000.00	1,227.70	1.08%	6.06
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.02	0.83%	$4.23
Service Class	1,000.00	1,019.76	1.08%	5.50

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Smid Cap Growth Series-4

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series Security type/sector allocation and top 10 equity holdings
As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type/sector	Percentage of net assets
Common Stock²	95.23%
Consumer Discretionary	19.49%
Energy	4.80%
Financial Services	18.49%
Financials	1.08%
Healthcare	9.63%
Producer Durables	10.98%
Technology	25.20%
Utilities	5.56%
Short-Term Investments	4.08%
Total Value of Securities	99.31%
Receivables and Other Assets Net of Liabilities	0.69%
Total Net Assets	100.00%

²	Narrrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
j2 Global	5.56%
Heartland Payment Systems	5.37%
MSCI Class A	5.18%
DineEquity	4.91%
SBA Communications Class A	4.88%
Techne	4.87%
Core Laboratories	4.80%
Affiliated Managers Group	4.67%
Graco	4.62%
VeriSign	4.61%

Smid Cap Growth Series-5

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series Schedule of investments
December 31, 2013

	Number of	Value
	Shares	(U.S. $)
COMMON STOCK – 95.23%
Consumer Discretionary – 19.49%
DineEquity	382,409	$31,950,272
Dunkin’ Brands Group	263,400	12,695,880
Interval Leisure Group	539,650	16,675,185
K12†	770,247	16,752,872
Sally Beauty Holdings†	947,551	28,644,467
Ulta Salon Cosmetics & Fragrance†	207,925	20,068,921

		126,787,597

Energy – 4.80%
Core Laboratories	163,647	31,248,395

		31,248,395

Financial Services – 18.49%
Affiliated Managers Group†	140,200	30,406,576
CommonWealth REIT	912,200	21,263,382
Heartland Payment Systems	701,374	34,956,480
MSCI Class A†	771,175	33,715,771

		120,342,209

Financials – 1.08%
Ellie Mae†	262,000	7,039,940

		7,039,940

Healthcare – 9.63%
ABIOMED†	752,875	20,131,877
athenahealth†	80,257	10,794,567
Techne	334,925	31,707,350

		62,633,794

Producer Durables – 10.98%
Expeditors International of Washington	538,398	23,824,111
Graco	385,034	30,078,856
Ritchie Bros Auctioneers	765,000	17,541,450

		71,444,417

Technology – 25.20%
Blackbaud	555,989	20,932,986
Logitech International Class R†	1,067,859	14,663,460
NeuStar Class A†	510,455	25,451,286
NIC	749,892	18,649,814
SBA Communications Class A†	353,225	31,733,734
VeriFone Systems†	841,100	22,558,302
VeriSign†	501,845	30,000,294

		163,989,876

Utilities – 5.56%
j2 Global	722,864	36,150,429

		36,150,429

Total Common Stock (cost $372,058,170)		619,636,657

	Principal	Value
	Amount°	(U.S. $)
SHORT-TERM INVESTMENTS – 4.08%
Repurchase Agreements – 0.95%
Bank of America Merril Lynch 0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $4,219,073 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14 -5/15/19; market value $4,303,455)	4,219,073	4,219,073
BNP Paribas 0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $1,932,800 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15 -10/31/15; market value $1,971,456)	1,932,799	1,932,799

		6,151,872

U.S. Treasury Obligations – 3.13% ‡
U.S. Treasury Bills
0.001% 1/2/14	2,758,520	2,758,520
0.001% 1/16/14	10,817,084	10,817,052
0.001% 1/30/14	2,109,536	2,109,515
0.033% 1/23/14	529,555	529,552
0.04% 4/24/14	2,393,413	2,392,994
0.093% 11/13/14	1,757,947	1,756,467

		20,364,100

Total Short-Term Investments (cost $26,516,133)		26,515,972

TOTAL VALUE OF SECURITIES – 99.31% (cost $398,574,303)	$646,152,629

‡ The rate shown is the effective yield at the time of purchase.

Smid Cap Growth Series-6

Delaware VIP® Smid Cap Growth Series Schedule of investments (continued)

  ° Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

  † Non income producing security.

The following foreign currency exchange contracts were outstanding at Dec. 31, 2013:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
MNB	CHF	63,820	USD	(71,999)	1/3/14	$(458)
MNB	CHF	77,126	USD	(87,010)	1/6/14	(552)

						$(1,010)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of Abbreviations:

CHF	–	Swiss Franc

MNB	–	Mellon National Bank

REIT	–	Real Estate Investment Trust

USD	–	United States Dollar

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-7

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$619,636,657
Short-term investments, at value[2]	26,515,972
Cash	4,616,853
Receivables for fund shares sold	557,375
Dividends and interest receivable	262,462

Total assets	651,589,319

Liabilities:
Payables for fund shares redeemed	230,121
Payable for securities purchased	157,994
Other accrued expenses	87,356
Distribution fees payable	46,810
Investment management fees payable	396,727
Other affiliates payable	9,391
Trustees’ fees and expenses payable	5,897
Unrealized loss on foreign currency exchange contracts	1,010

Total liabilities	935,306

Total Net Assets	$650,654,013

Net Assets Consist of:
Paid-in capital	$345,641,125
Undistributed net investment income	265,403
Accumulated net realized gain on investments	57,169,718
Net unrealized appreciation (depreciation) of investments and derivatives	247,577,767

Total Net Assets	$650,654,013

[1]Investments, at cost	$372,058,170
[2]Short-term investments, at cost	26,516,133

Standard Class :
Net assets	$422,822,994
Shares of beneficial interest outstanding, unlimited authorization, no par	13,052,599
Net asset value per share	$32.39

Service Class :
Net assets	$227,831,019
Shares of beneficial interest outstanding, unlimited authorization, no par	7,270,896
Net asset value per share	$31.33

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-8

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series Statement of operations
Year ended December 31, 2013

Investment Income:
Dividends	$5,412,138
Securities lending income	147,761
Interest	11,480
Foreign tax withheld	(101,186)

5,470,193

Expenses:
Management fees	4,185,061
Distribution expenses - Service Class	587,901
Accounting and administration expenses	217,785
Reports and statements to shareholders	88,216
Dividend disbursing and transfer agent fees and expenses	47,548
Legal fees	37,286
Trustees’ fees and expenses	28,875
Audit and tax	28,140
Custodian fees	10,607
Registration fees	643
Other	17,534

5,249,596
Less waived distribution expenses - Service Class	(97,481)

Total operating expenses	5,152,115

Net Investment Income	318,078

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Net realized gain on investments	57,446,365
Foreign currencies	(21,272)
Foreign currency exchange contracts	(24,735)

Net realized gain	57,400,358

Net change in unrealized appreciation (depreciation) of:
Investments	136,148,607
Foreign currencies	451
Foreign currency exchange contracts	(1,010)

Net change in unrealized appreciation (depreciation)	136,148,048

Net Realized and Unrealized Gain	193,548,406

Net Increase in Net Assets Resulting from Operations	$193,866,484

Delaware VIP Trust — Delaware VIP Smid Cap Growth Series Statements of changes in net assets
	Year ended
	12/31/13	12/31/12
Increase in Net Assets from Operations:
Net investment income	$318,078	$97,880
Net realized gain	57,400,358	30,689,808
Net change in unrealized appreciation (depreciation)	136,148,048	19,553,609

Net increase in net assets resulting from operations	193,866,484	50,341,297

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(89,253)	(826,548)
Service Class	—	(15,963)
Net realized gain:
Standard Class	(19,827,004)	(18,679,721)
Service Class	(11,068,153)	(10,822,680)

	(30,984,410)	(30,344,912)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	14,033,453	10,305,444
Service Class	21,685,828	58,026,324

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	19,916,257	19,506,269
Service Class	11,068,153	10,838,643

	66,703,691	98,676,680

Cost of shares redeemed:
Standard Class	(35,670,464)	(51,274,061)
Service Class	(35,211,156)	(50,238,750)

	(70,881,620)	(101,512,811)

Decrease in net assets derived from capital share transactions	(4,177,929)	(2,836,131)

Net Increase in Net Assets	158,704,145	17,160,254

Net Assets:
Beginning of year	491,949,868	474,789,614

End of year (including undistributed net investment income of $265,403 and $82,585, respectively)	$650,654,013	$491,949,868

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-9

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Standard Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$ 24.370	$ 23.190	$ 22.220	$ 16.300	$ 11.210

Income (loss) from investment operations:
Net investment income (loss)[1]	0.040	0.026	0.058	0.786	(0.023)
Net realized and unrealized gain	9.542	2.570	1.808	5.134	5.113

Total from investment operations	9.582	2.596	1.866	5.920	5.090

Less dividends and distributions from:
Net investment income	(0.007)	(0.060)	(0.232)	—	—
Net realized gain	(1.555)	(1.356)	(0.664)	—	—

Total dividends and distributions	(1.562)	(1.416)	(0.896)	—	—

Net asset value, end of period	$ 32.390	$ 24.370	$ 23.190	$ 22.220	$ 16.300

Total return[2]	41.32%	11.02%	8.13%	36.32%	45.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$422,823	$318,002	$323,798	$324,450	$ 20,208
Ratio of expenses to average net assets	0.83%	0.84%	0.83%	0.89%	1.07%
Ratio of net investment income (loss) to average net assets	0.14%	0.11%	0.24%	3.87%	(0.18%	)
Portfolio turnover	19%	23%	19%	37%	95%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-10

Delaware VIP® Smid Cap Growth Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Smid Cap Growth Series Service Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$ 23.670	$ 22.570	$ 21.650	$ 15.920	$ 10.970

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.029)	(0.034)	(0.002)	0.715	(0.056)
Net realized and unrealized gain	9.244	2.492	1.770	5.015	5.006

Total from investment operations	9.215	2.458	1.768	5.730	4.950

Less dividends and distributions from:
Net investment income	—	(0.002)	(0.184)	—	—
Net realized gain	(1.555)	(1.356)	(0.664)	—	—

Total dividends and distributions	(1.555)	(1.358)	(0.848)	—	—

Net asset value, end of period	$ 31.330	$ 23.670	$ 22.570	$ 21.650	$ 15.920

Total return[2]	40.98%	10.71%	7.90%	35.99%	45.12%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$227,831	$173,948	$150,991	$116,699	$ 7,953
Ratio of expenses to average net assets	1.08%	1.09%	1.08%	1.14%	1.32%
Ratio of expenses to average net assets prior to fees waived	1.13%	1.14%	1.13%	1.19%	1.37%
Ratio of net investment income (loss) to average net assets	(0.11% )	(0.14% )	(0.01% )	3.62%	(0.43%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.16% )	(0.19% )	(0.06% )	3.57%	(0.48%	)
Portfolio turnover	19%	23%	19%	37%	95%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Smid Cap Growth Series-11

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Notes to financial statements

December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Smid Cap Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments.

Smid Cap Growth Series-12

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates for year ended Dec. 31, 2013.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $27,210 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays fees at the annual rate of 0.075% of the Series’ average net assets. For the year ended Dec. 31, 2013, the Series was charged $42,161 for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan.1, 2013 through Dec. 31, 2013* or, if longer, until the Series is offered under new participation agreements or under new contracts with existing insurance companies (other than the update and modification of existing contracts in the normal course of business that may require registration or re-registration under state insurance laws as a new insurance contract, provided the new insurance contract effectively replaces the current insurance contract) in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $19,163 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Smid Cap Growth Series-13

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was Feb. 27, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$103,189,573
Sales	$154,995,371

At Dec. 31, 2013, the cost of investments for federal income tax purposes and unrealized appreciation (depreciation) for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$398,655,897	$248,727,664	$(1,230,932)	$247,496,732

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 -	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 -

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 -	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$619,636,657	$—	$619,636,657
Short-Term Investments	—	26,515,972	26,515,972

Total	$619,636,657	$26,515,972	$646,152,629

Foreign Currency Exchange Contracts	$—	$(1,010)	$(1,010)

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At Dec. 31, 2013, there were no Level 3 investments.

Smid Cap Growth Series-14

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and Dec. 31, 2012 was as follows:

	Year ended 12/31/13	Year ended 12/31/12
Ordinary income	$1,996,607	$8,392,167
Long-term capital gain gain	28,987,803	21,952,745

	$30,984,410	$30,344,912

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$345,641,125
Undistributed ordinary income	3,039,279
Undistributed long-term capital gains	54,476,426
Unrealized appreciation	247,497,183

Net assets	$650,654,013

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales and mark-to-market of foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2013 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(46,007)	$46,007

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/13	Year ended 12/31/12
Shares sold:
Standard Class	496,150	403,735
Service Class	791,050	2,340,736
Shares issued upon reinvestment of dividends and distributions:
Standard Class	807,307	777,762
Service Class	463,103	444,207

	2,557,610	3,966,440

Shares redeemed:
Standard Class	(1,297,743)	(2,095,474)
Service Class	(1,330,703)	(2,128,083)

	(2,628,446)	(4,223,557)

Net decrease	(70,836)	(257,117)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participantswere charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

Smid Cap Growth Series-15

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

7. Line of Credit (continued)

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

At Dec. 31, 2013, the Series held foreign currency exchange contracts, which is reflected in the statement of assets and liabilities and statement of operations.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2013.

	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (Average cost)	$—	$75,131

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counter party certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the statement of assets and liabilities.

Smid Cap Growth Series-16

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

9. Offsetting (continued)

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$4,219,073	$—	$4,219,073
Banque Paribas	1,932,799	—	1,932,799
Mellon National Bank	—	(1,010)	(1,010)

Total	$6,151,872	$(1,010)	$6,150,862

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$4,219,073	$(4,219,073)	$—	$—	$—	$—
Banque Paribas	1,932,799	(1,932,799)	—	—	—	—
Mellon National Bank	(1,010)	—	—	—	—	(1,010)

Total	$6,150,862	$(6,151,872)	$—	$—	$—	$(1,010)

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, the Series had no securities out on loan.

Smid Cap Growth Series-17

Delaware VIP® Smid Cap Growth Series

Notes to financial statements (continued)

11. Credit and Market Risk

The Series invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

12. Series Closed to New Investors

As of Feb. 24, 2012, the Series is no longer offered (1) under existing participation agreements for use with new insurance products; or (2) under new participation agreements to insurance companies that seek to include the Series in their products, except for certain insurance companies that have initiated negotiations to add the Series to a new product prior to Feb. 9, 2012. Contract holders of existing insurance companies that offer the Series will be able to continue to make purchases of shares, including purchases through reinvestment of dividends or capital gains distributions, and exchanges, regardless of whether they own, or have owned in the past, shares of the Series. The Series reserves the right to modify this policy at any time.

13. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

Smid Cap Growth Series-18

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP Smid Cap Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Smid Cap Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2014

Smid Cap Growth Series-19

Delaware VIP® Trust — Delaware VIP Smid Cap Growth Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP Smid Cap Growth Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Smid Cap Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the three-, five- and ten-year periods was in the first quartile. The Board observed that the Series’ one-year performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ longer-term performance results, which were quite strong, and, consequently, the Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

Smid Cap Growth Series-20

Delaware VIP® Smid Cap Growth Series

Other Series information (Unaudited) (continued)

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
93.56%	6.44%	100.00%	100.00%

(A)	and (B) are based on a percentage of the Series’ total distributions.
(C)	is based on a percentage of the Series’ ordinary income distributions.
1Qualifying	dividends represent dividends which qualify for the corporate dividends received deduction.

Smid Cap Growth Series-21

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)
INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004-Present) Investment Manager — Morgan Stanley & Co. (January 1984-March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004- March 2011)	70	Director and Audit Committee Member —Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010-Present) President — Franklin & Marshall College (June 2002-July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)
Anthony D.Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

Smid Cap Growth Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011-Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996-Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000-May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Smid Cap Growth Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]
[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPSCG [12/13] BNY 19614 (2/14) (12002)	Smid Cap Growth Series-24

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Delaware VIP® Trust
Delaware VIP High Yield Series

Annual report
December 31, 2013

Investments in Delaware VIP® High Yield Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP High Yield Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP High Yield Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP High Yield Series Standard Class shares returned +9.22%, and Service Class shares returned +8.98%. Both figures reflect all dividends reinvested. For the same period, the Series’ benchmark, the BofA Merrill Lynch U.S. High Yield Constrained Index, returned +7.41%.

High yield bonds outperformed most sectors of the fixed income market during the Series’ fiscal year, as a “risk on” mindset generally prevailed in an environment of exceptionally low interest rates. While overall economic growth remained tepid worldwide, investors were heartened by factors that included (1) a stabilization of debt issues in the euro zone, (2) a recovery in the U.S. housing sector, and (3) a continuation of low short-term interest rates. Demand for high yield securities was bolstered by the sector’s relatively strong credit profile, which reflected low default rates after years of balance-sheet repair and significantly more ratings upgrades than downgrades.

Having rallied from December 2012 through April 2013, high yield bond prices fell after the U.S. Federal Reserve’s announcement that it might begin winding down its $85 billion monthly bond purchases in the fall (and possibly end the purchases altogether by mid-2014). Yet after having prepared the markets for an imminent reduction in monetary support, the Fed eventually declined to begin the tapering process. With sentiment further bolstered bya relaxation of the Syrian crisis and the re-election of German Chancellor Angela Merkel, high yield bond prices (and most risk assets) rallied strongly during the remainder of the Series’ fiscal year.

Overall, the Series’ overweight allocations to riskier bonds were positive contributors to relative performance, as was the Series’ corresponding underweight to bonds rated BB (the highest rung on the noninvestment-grade ladder). As a reflection of the healthy risk appetites that often prevailed during the Series’ fiscal year, strength in the high yield market was concentrated among lower-quality issues, with debt rated CCC outperforming bonds rated BB by about six percentage points. Notably, we maintained an overweight to those lower-rated categories even during the spring and summer of 2013, when risk appetites had diminished. At that time, we viewed the selloff in high yield bonds as unrelated to deterioration in credit quality. In fact, the high yield default rate remained stable at just more than 1% during this unsettled period.

Sector allocations, especially within telecommunications, basic industry, and insurance, also aided the Series’ relative performance. During the first half of the year, however, an underweight allocation to bonds rated BB occasionally detracted from returns, as did allocations to securities in the technology, energy, and utility groups.

At the close of the fiscal year, the Series held more than two-thirds of its assets in bonds rated B and CCC, and maintained a duration (a measure of sensitivity to interest rates) that was close to that of the benchmark index. In addition, the Series had overweight allocations within consumer cyclicals, insurance, and emerging markets sectors, while maintaining underweight allocations within basic industry, healthcare, and financial services sectors.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.	High Yield Series-1

Delaware VIP® Trust —Delaware VIP High Yield Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP High Yield Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+9.22%	+9.63%	+17.75%	+8.91%	+7.44%
Service Class shares (commenced operations on May 1, 2000)	+8.98%	+9.38%	+17.46%	+8.64%	+7.14%
BofA Merrill Lynch U.S. High Yield Constrained Index	+7.41%	+9.01%	+18.70%	+8.46%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Series to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*	The contractual waiver period was April 30, 2012 through April 30, 2014.

High Yield Series-2

Delaware VIP High Yield Series

Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value
— Delaware VIP High Yield Series (Standard Class)	$10,000	$23,476
– – BofA Merrill Lynch U.S. High Yield Constrained Index	$10,000	$22,531

The chart shows a $10,000 investment in the Delaware VIP High Yield Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the BofA Merrill Lynch U.S. High Yield Constrained Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The BofA Merrill Lynch U.S. High Yield Constrained Index tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

High Yield Series-3

Delaware VIP® Trust — Delaware VIP High Yield Series

Disclosure of Series expenses

For the Six-Month Period July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual Series return†
Standard Class	$1,000.00	$1,069.10	0.73%	$3.81
Service Class	1,000.00	1,067.50	0.98%	5.11

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.52	0.73%	$3.72
Service Class	1,000.00	1,020.26	0.98%	4.99

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

High Yield Series-4

Delaware VIP® Trust — Delaware VIP High Yield Series

Security type/sector allocation

As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type/sector	Percentage of net assets
Convertible Bonds	0.45%
Corporate Bonds	80.16%
Automobiles	3.17%
Banking	2.30%
Basic Industry	10.79%
Capital Goods	3.88%
Consumer Cyclical	6.19%
Consumer Non-Cyclical	1.88%
Energy	11.39%
Financials	1.01%
Healthcare	7.30%
Insurance	2.76%
Media	7.15%
Services	7.00%
Technology & Electronics	5.32%
Telecommunications	7.30%
Utilities	2.72%
Senior Secured Loans	7.77%
Common Stock	2.80%
Convertible Preferred Stock	1.20%
Preferred Stock	1.30%
Short-Term Investments	2.60%
Total Value of Securities	96.28%
Receivables and Other Assets Net of Liabilities	3.72%
Total Net Assets	100.00%

High Yield Series-5

Delaware VIP® Trust — Delaware VIP High Yield Series

Schedule of investments

December 31, 2013

	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS - 0.45%
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #	500,000	$577,500
Equinix 4.75% exercise price $84.32, expiration date 6/13/16	367,000	802,354
Salix Pharmaceuticals 1.50% exercise price $65.81, expiration date 3/15/19	300,000	448,688

Total Convertible Bonds (cost $1,838,947)		1,828,542

CORPORATE BONDS - 80.16%
Automobiles - 3.17%
American Axle & Manufacturing 7.75% 11/15/19	1,128,000	1,288,740
Chassix 144A 9.25% 8/1/18 #	1,030,000	1,102,100
Chrysler Group 8.25% 6/15/21	2,390,000	2,730,575
Cooper-Standard Holding 144A PIK 7.375% 4/1/18 #T	1,840,000	1,858,400
International Automotive Components
Group 144A 9.125% 6/1/18 #	2,299,000	2,408,203
LKQ 144A 4.75% 5/15/23 #	1,950,000	1,818,375
Meritor
6.75% 6/15/21	1,075,000	1,101,875
10.625% 3/15/18	400,000	427,000

		12,735,268

Banking - 2.30%
Barclays Bank 7.625% 11/21/22	2,015,000	2,151,013
Credit Suisse Group 144A
7.50% 12/11/49 #•	1,820,000	1,925,196
HBOS Capital Funding 144A 6.071% 6/29/49 #•	3,999,000	4,003,984
JPMorgan Chase 6.00% 12/29/49 •	1,200,000	1,153,500

		9,233,693

Basic Industry - 10.79%
AK Steel 7.625% 5/15/20	1,129,000	1,131,823
APERAM 144A 7.75% 4/1/18 #	1,735,000	1,787,050
ArcelorMittal 6.125% 6/1/18	3,140,000	3,457,925
Builders FirstSource 144A 7.625% 6/1/21 #	1,550,000	1,623,625
Cemex 144A 7.25% 1/15/21 #	1,135,000	1,177,563
Cemex Espana Luxembourg 144A 9.25% 5/12/20 #	945,000	1,041,863
CPG Merger Sub 144A 8.00% 10/1/21 #	1,810,000	1,891,450
Essar Steel Algoma 144A
9.375% 3/15/15 #	220,000	209,000
FMG Resources August 2006 144A
6.875% 4/1/22 #	2,782,000	3,046,290
HD Supply 11.50% 7/15/20	985,000	1,178,306
Headwaters 7.625% 4/1/19	1,500,000	1,623,750
Inmet Mining 144A 8.75% 6/1/20 #	1,932,000	2,105,880
JMC Steel Group 144A 8.25% 3/15/18 #	2,690,000	2,723,625
LSB Industries 144A 7.75% 8/1/19 #	930,000	981,150
Masonite International 144A
8.25% 4/15/21 #	1,769,000	1,954,745
New Gold 144A 6.25% 11/15/22 #	1,890,000	1,838,025
Nortek 8.50% 4/15/21	2,335,000	2,597,688
Perstorp Holding 144A 8.75% 5/15/17 #	1,985,000	2,143,800
Ryerson
9.00% 10/15/17	1,310,000	1,390,238
11.25% 10/15/18	545,000	580,425
Sappi Papier Holding
144A 6.625% 4/15/21 #	545,000	539,550
144A 8.375% 6/15/19 #	2,250,000	2,477,813
Taminco Global Chemical 144A
9.75% 3/31/20 #	1,304,000	1,486,560
TPC Group 144A 8.75% 12/15/20 #	2,090,000	2,231,075
U.S. Coatings Acquisition 144A 7.375% 5/1/21 #	1,215,000	1,301,569
Wise Metals Group 144A 8.75% 12/15/18 #	815,000	861,863

		43,382,651

Capital Goods - 3.88%
Accudyne Industries 144A 7.75% 12/15/20 #	240,000	255,600
Beverage Packaging Holdings
Luxembourg II
144A 5.625% 12/15/16 #	415,000	424,338
144A 6.00% 6/15/17 #	450,000	456,750
BOE Intermediate Holding 144A PIK 9.00% 11/1/17 #	978,443	1,024,919
BOE Merger 144A PIK 9.50% 11/1/17 #T	1,890,000	2,017,575
Consolidated Container 144A 10.125% 7/15/20 #	1,859,000	1,989,130
Milacron 144A 7.75% 2/15/21 #	1,930,000	2,036,150
Plastipak Holdings 144A 6.50% 10/1/21 #	1,375,000	1,430,000
Reynolds Group Issuer
8.25% 2/15/21	2,345,000	2,515,013
9.875% 8/15/19	1,445,000	1,614,788
TransDigm 7.50% 7/15/21	1,715,000	1,852,200

		15,616,463

Consumer Cyclical - 6.19%
BI-LO 144A PIK 8.625% 9/15/18 #T	1,260,000	1,323,000
Burlington Coat Factory Warehouse 10.00% 2/15/19	1,117,000	1,263,606
Burlington Holdings 144A PIK 9.00% 2/15/18 #T	174,000	179,220
CDR DB Sub 144A 7.75% 10/15/20 #	2,320,000	2,320,000
Chinos Intermediate Holdings 144A PIK 7.75% 5/1/19 #T	1,975,000	2,024,375
Dave & Buster’s 11.00% 6/1/18	2,497,000	2,749,821

High Yield Series-6

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Consumer Cyclical (continued)
Landry’s 144A 9.375% 5/1/20 #	2,337,000	$2,559,015
Michaels Stores 144A 5.875% 12/15/20 #	910,000	916,825
Pantry 8.375% 8/1/20	1,240,000	1,323,700
Party City Holdings 8.875% 8/1/20	2,105,000	2,368,125
Quiksilver 144A 7.875% 8/1/18 #	2,090,000	2,278,100
Rite Aid 6.75% 6/15/21	1,115,000	1,174,931
Roundy’s Supermarkets 144A 10.25% 12/15/20 #	690,000	707,250
Tempur-Pedic International 6.875% 12/15/20	1,495,000	1,637,025
Wok Acquisition 144A 10.25% 6/30/20 #	1,906,000	2,079,923

		24,904,916

Consumer Non-Cyclical - 1.88%
Alphabet Holding 144A PIK 7.75% 11/1/17 #T	590,000	609,544
Crestview DS Merger Sub II 144A 10.00% 9/1/21 #	1,245,000	1,341,488
JBS Investments 144A 7.75% 10/28/20 #	470,000	477,050
JBS USA 144A 8.25% 2/1/20 #	1,599,000	1,742,910
Smithfield Foods 6.625% 8/15/22	1,340,000	1,427,100
Spectrum Brands Escrow
144A 6.375% 11/15/20 #	370,000	395,900
144A 6.625% 11/15/22 #	1,490,000	1,588,713

		7,582,705

Energy - 11.39%
AmeriGas Finance 7.00% 5/20/22	650,000	708,500
AmeriGas Partners 6.50% 5/20/21	438,000	469,755
Calumet Specialty Products Partners
144A 7.625% 1/15/22 #	1,035,000	1,047,938
9.375% 5/1/19	1,803,000	2,010,345
Chaparral Energy
7.625% 11/15/22	955,000	1,026,625
8.25% 9/1/21	1,253,000	1,365,770
CHC Helicopter 9.375% 6/1/21	940,000	968,200
Chesapeake Energy
5.75% 3/15/23	5,000	5,175
6.125% 2/15/21	352,000	379,280
6.625% 8/15/20	1,190,000	1,335,775
Comstock Resources 7.75% 4/1/19	1,904,000	2,032,520
Drill Rigs Holdings 144A 6.50% 10/1/17 #	1,980,000	2,148,300
Exterran Partners 144A 6.00% 4/1/21 #	2,035,000	2,029,913
Genesis Energy 5.75% 2/15/21	2,300,000	2,337,375
Halcon Resources
8.875% 5/15/21	2,200,000	2,233,000
144A 9.75% 7/15/20 #	425,000	444,656
Hercules Offshore
144A 7.50% 10/1/21 #	915,000	974,475
144A 8.75% 7/15/21 #	575,000	644,000
Key Energy Services 6.75% 3/1/21	1,870,000	1,926,100
Laredo Petroleum 7.375% 5/1/22	495,000	539,550
Linn Energy
144A 7.00% 11/1/19 #	1,260,000	1,278,900
8.625% 4/15/20	391,000	424,235
Midstates Petroleum 9.25% 6/1/21	2,040,000	2,142,000
Murphy Oil U.S.A. 144A 6.00% 8/15/23 #	1,290,000	1,302,900
Northern Oil & Gas 8.00% 6/1/20	1,895,000	1,994,488
NuStar Logistics 6.75% 2/1/21	1,250,000	1,296,145
Oasis Petroleum 144A 6.875% 3/15/22 #	2,095,000	2,231,175
Offshore Group Investment 7.125% 4/1/23	925,000	948,125
PDC Energy 7.75% 10/15/22	1,850,000	2,007,250
Pioneer Energy Services 9.875% 3/15/18	1,464,000	1,559,160
Samson Investment 144A 10.50% 2/15/20 #	1,564,000	1,712,580
SandRidge Energy
7.50% 3/15/21	123,000	129,458
8.125% 10/15/22	1,301,000	1,385,565
8.75% 1/15/20	984,000	1,065,180
Ultra Petroleum 144A 5.75% 12/15/18 #	1,660,000	1,709,800

		45,814,213

Financials - 1.01%
E Trade Financial 6.375% 11/15/19	1,945,000	2,098,169
Nuveen Investments 144A 9.50% 10/15/20 #	1,955,000	1,969,663

		4,067,832

Healthcare - 7.30%
Air Medical Group Holdings 9.25% 11/1/18	1,910,000	2,072,350
Alere 6.50% 6/15/20	575,000	590,813
Biomet 6.50% 10/1/20	2,810,000	2,908,350
Community Health Systems
7.125% 7/15/20	1,025,000	1,064,719
8.00% 11/15/19	767,000	836,030
Healthcare Technology Intermediate 144A PIK 7.375% 9/1/18 #T	1,860,000	1,943,700
Immucor 11.125% 8/15/19	1,771,000	2,001,230
Kinetic Concepts
10.50% 11/1/18	1,624,000	1,875,720
12.50% 11/1/19	865,000	981,775
MPH Intermediate Holding 2 144A PIK 8.375% 8/1/18 #T	910,000	949,813
Par Pharmaceutical 7.375% 10/15/20	2,890,000	3,001,988
Radnet Management 10.375% 4/1/18	1,001,000	1,003,503
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	2,230,000	2,291,325

High Yield Series-7

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Healthcare (continued)
Service Corporation International 144A 5.375% 1/15/22 #	1,095,000	$1,114,163
Tenet Healthcare	1,745,000	1,824,616
144A 6.00% 10/1/20 #
8.125% 4/1/22	1,135,000	1,225,800
Truven Health Analytics 10.625% 6/1/20	785,000	891,956
Valeant Pharmaceuticals International
144A 5.625% 12/1/21 #	1,260,000	1,269,450
144A 6.375% 10/15/20 #	1,080,000	1,143,450
144A 7.00% 10/1/20 #	355,000	384,288

		29,375,039

Insurance - 2.76%
American International Group 8.175% 5/15/58 •	1,670,000	2,029,050
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	1,345,000	1,388,713
Liberty Mutual Group 144A 7.00% 3/15/37 #•	2,074,000	2,146,590
Onex USI Aquisition 144A 7.75% 1/15/21 #	2,035,000	2,090,963
XL Group 6.50% 12/29/49 •	3,493,000	3,453,704

		11,109,020

Media - 7.15%
CCO Holdings 5.25% 9/30/22	1,905,000	1,788,319
Cequel Communications Holdings | 144A 6.375% 9/15/20 #	1,475,000	1,519,250
Clear Channel Worldwide Holdings 7.625% 3/15/20	2,347,000	2,476,791
Columbus International 144A 11.50% 11/20/14 #	1,467,000	1,588,028
CSC Holdings 6.75% 11/15/21	1,380,000	1,493,850
DISH DBS 5.00% 3/15/23	2,225,000	2,085,938
Gray Television 7.50% 10/1/20	1,825,000	1,948,188
MDC Partners 144A 6.75% 4/1/20 #	2,045,000	2,149,806
Nara Cable Funding 144A 8.875% 12/1/18 #	2,285,000	2,460,950
Nielsen Luxembourg 144A 5.50% 10/1/21 #	1,185,000	1,205,738
ONO Finance II 144A 10.875% 7/15/19 #	1,040,000	1,144,000
RCN Telecom Services 144A 8.50% 8/15/20 #	580,000	588,700
Satelites Mexicanos 9.50% 5/15/17	1,187,000	1,287,895
Univision Communications
144A 6.75% 9/15/22 #	2,000,000	2,200,000
144A 8.50% 5/15/21 #	1,088,000	1,202,240
UPCB Finance VI 144A 6.875% 1/15/22 #	1,599,000	1,706,933
Virgin Media Finance 144A 6.375% 4/15/23 #	1,885,000	1,927,413

		28,774,039

Services - 7.00%
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #	965,000	1,049,438
144A 10.75% 10/15/19 #	2,679,000	2,839,740
Ashtead Capital 144A 6.50% 7/15/22 #	330,000	353,513
Avis Budget Car Rental 5.50% 4/1/23	1,700,000	1,655,375
Carlson Wagonlit 144A 6.875% 6/15/19 #	1,525,000	1,589,813
Darling Escrow 144A 5.375% 1/15/22 #	690,000	696,038
DigitalGlobe 144A 5.25% 2/1/21 #	1,660,000	1,626,800
H&E Equipment Services 7.00% 9/1/22	1,835,000	2,009,325
M/I Homes 8.625% 11/15/18	1,806,000	1,964,025
Mattamy Group 144A 6.50% 11/15/20 #	1,945,000	1,945,000
MGM Resorts International
6.75% 10/1/20	545,000	584,513
7.75% 3/15/22	967,000	1,085,458
11.375% 3/1/18	1,347,000	1,717,425
PHH
6.375% 8/15/21	760,000	763,800
7.375% 9/1/19	1,090,000	1,169,025
Pinnacle Entertainment
7.75% 4/1/22	804,000	880,380
8.75% 5/15/20	119,000	131,793
PNK Finance 144A 6.375% 8/1/21 #	830,000	852,825
Seven Seas Cruises 9.125% 5/15/19	1,872,000	2,070,900
Swift Services Holdings 10.00% 11/15/18	1,969,000	2,200,358
Watco 144A 6.375% 4/1/23 #	965,000	960,175

		28,145,719

Technology & Electronics - 5.32%
ACI Worldwide 144A 6.375% 8/15/20 #	1,105,000	1,157,488
Activision Blizzard
144A 5.625% 9/15/21 #	1,430,000	1,483,625
144A 6.125% 9/15/23 #	565,000	590,425
BMC Software Finance 144A 8.125% 7/15/21 #	2,935,000	3,037,725
First Data
11.25% 3/31/16	263,000	264,315
144A 11.25% 1/15/21 #	2,305,000	2,555,669
144A 11.75% 8/15/21 #	1,515,000	1,605,900
Freescale Semiconductor
144A 6.00% 1/15/22 #	910,000	923,650
10.75% 8/1/20	175,000	199,500
Infor U.S. 9.375% 4/1/19	1,635,000	1,847,550
j2 Global 8.00% 8/1/20	3,000,000	3,255,000
NCR Escrow
144A 5.875% 12/15/21 #	515,000	527,231
144A 6.375% 12/15/23 #	1,610,000	1,652,263

High Yield Series-8

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Technology & Electronics (continued)
Viasystems 144A 7.875% 5/1/19 #	2,104,000	$2,285,470

		21,385,811

Telecommunications - 7.30%
CenturyLink 6.75% 12/1/23	1,090,000	1,109,075
Digicel Group 144A 8.25% 9/30/20 #	2,949,000	3,070,646
Hughes Satellite Systems 7.625% 6/15/21	1,800,000	2,016,000
Intelsat Luxembourg
144A 7.75% 6/1/21 #	1,810,000	1,948,013
144A 8.125% 6/1/23 #	2,685,000	2,889,731
Level 3 Financing 7.00% 6/1/20	3,305,000	3,519,810
MetroPCS Wireless 144A 6.25% 4/1/21 #	925,000	963,156
Sprint
144A 7.125% 6/15/24 #	2,265,000	2,304,638
144A 7.25% 9/15/21 #	880,000	948,200
144A 7.875% 9/15/23 #	685,000	738,088
Sprint Capital 6.90% 5/1/19	1,990,000	2,184,025
T-Mobile USA
6.125% 1/15/22	570,000	581,400
6.50% 1/15/24	345,000	350,175
6.731% 4/28/22	500,000	523,125
Wind Acquisition Finance
144A 7.25% 2/15/18 #	1,585,000	1,671,538
144A 11.75% 7/15/17 #	1,075,000	1,144,875
Windstream
7.50% 6/1/22	605,000	621,638
7.50% 4/1/23	540,000	545,400
7.75% 10/1/21	1,140,000	1,214,100
Zayo Group 10.125% 7/1/20	879,000	1,017,443

		29,361,076

Utilities - 2.72%
AES 7.375% 7/1/21	1,288,000	1,458,660
AES Gener 144A 8.375% 12/18/73 #•	1,165,000	1,217,425
Calpine
144A 5.875% 1/15/24 #	415,000	407,738
144A 6.00% 1/15/22 #	1,790,000	1,843,700
Elwood Energy 8.159% 7/5/26	1,001,722	1,079,355
Enel 144A 8.75% 9/24/73 #•	980,000	1,069,295
GenOn Americas Generation 8.50% 10/1/21	1,437,000	1,519,628
GenOn Energy 9.875% 10/15/20	2,089,000	2,329,235

		10,925,036

Total Corporate Bonds (cost $306,242,545)		322,413,481

SENIOR SECURED LOANS - 7.77% «
Akorn Tranch B 4.50% 11/13/20	1,045,000	1,054,797
Allegion U.S. Holding Tranche B 3.00% 12/26/20	600,000	602,250
Azure Midstream Tranche B 6.50% 10/21/18	610,000	615,719
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	995,000	1,017,885
BMC Software 1st Lien 5.00% 8/9/20	892,000	897,908
Borgata Tranch B 1st Lien 6.75% 8/15/18	1,895,000	1,906,844
Citycenter Holdings Tranche B 5.00% 10/9/20	960,000	975,853
Clear Channel Communications Tranche D 6.75% 1/30/19	1,935,000	1,852,763
Drillships Financing Holding Tranche B1 6.00% 2/17/21	920,000	942,425
Gentiva Health Services Tranche B 6.50% 10/10/19	1,925,000	1,922,594
Getty Images Tranche B 4.75% 9/19/19 .	1,248,693	1,168,049
Gray Television 4.50% 10/11/19	1,316,000	1,324,225
Hostess Brands 1st Lien 6.75% 3/12/20	1,560,000	1,618,500
Hudson’s Bay 2nd Lien 8.25% 10/7/21	870,000	901,538
Ineos U.S. Finance 4.00% 5/4/18	1,835,341	1,843,514
LTS Buyer 2nd Lien 8.00% 3/15/21	455,000	459,266
Moxie Liberty Tranche B 7.50% 8/21/20 .	1,025,000	1,048,063
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/18/20	1,015,000	1,040,375
Neiman Marcus Group 5.00% 10/18/20	2,005,000	2,033,106
Nuveen Investments 2nd Lien 6.50% 2/28/19	1,015,000	1,006,436
Otter Products Tranche B 5.25% 4/29/19	360,380	361,055
Panda Temple Power II Tranche B 1st Lien 7.25% 3/28/19	1,670,000	1,720,100
Polymer Group Tranche B 5.25% 12/13/19	725,000	730,438
Quickrete 2nd Lien 7.00% 3/19/21	185,000	189,856
Ranpak 2nd Lien 8.50% 4/10/20	257,000	264,710
Rite Aid 2nd Lien 5.75% 8/3/20	1,033,000	1,063,344
Samson Investment 2nd Lien 5.00% 9/25/18	920,000	9 24,600
Toys R Us Property Tranche B 6.00% 7/31/19	875,000	840,000
USI Insurance Services Tranche B 5.00% 12/14/19	920,000	925,175

Total Senior Secured Loans (cost $30,892,212)		31,251,388

	Number of Shares
COMMON STOCK - 2.80%
Akorn †	38,565	949,856
Century Communications =	2,820,000	0
CenturyLink	28,813	917,694

High Yield Series-9

Delaware VIP® High Yield Series

Schedule of investments (continued)

	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
DIRECTV Class A †	19,510	$1,347,946
Hertz Global Holdings †	37,000	1,058,940
Kodiak Oil & Gas †	104,514	1,171,602
Mueller Water Products Class A	119,250	1,117,373
NRG Energy	40,303	1,157,502
Quiksilver †	154,896	1,358,438
Range Resources	12,186	1,027,402
Rockwood Holdings	6,202	446,048
United Rentals †	9,186	716,049

Total Common Stock (cost $9,150,678)		11,268,850

CONVERTIBLE PREFERRED STOCK - 1.20%
Chesapeake Energy 144A 5.75% exercise price $27.83, expiration date 12/31/49 #	1,715	1,991,544
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	800	635,200
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	16,700	976,950
SandRidge Energy 7.00% exercise price $7.76, expiration date 12/31/49 †	12,300	1,222,313

Total Convertible Preferred Stock (cost $4,730,194)		4,826,007

PREFERRED STOCK - 1.30%
Ally Financial 144A 7.00%#	2,400	2,304,225
GMAC Capital Trust I 8.125%†	40,000	1,069,600
Regions Financial 6.375%†	83,000	1,838,450

Total Preferred Stock (cost $4,764,280)		5,212,275

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS - 2.60%
Repurchase Agreements - 2.60%
Bank of America Merrill Lynch 0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $7,174,856 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14 -5/15/19; market value $7,318,355)	7,174,856	7,174,856
BNP Paribas 0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $3,286,874 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15 -10/31/15; market value $3,352,611)	3,286,873	3,286,873

		10,461,729

Total Short-Term Investments (cost $10,461,729)		10,461,729

TOTAL VALUE OF SECURITIES - 96.28% (cost $368,080,585)		$387,262,272

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2013, the aggregate value of Rule 144A securities was $179,274,058, which represents 44.57% of the Series’ net assets. See Note 11 in “Notes to financial statements.”
❖	100% of the income received was in the form of additional par.
T	100% of the income received was in the form of cash.
=	Security is being fair valued in accordance with the Series’ fair valuation policy. At Dec. 31, 2013, the aggregate value of fair valued securities was $0, which represents 0.00% of the Series’ net assets. See Note 1 in “Notes to financial statements.”
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
•	Variable rate security. The rate shown is the rate as of Dec. 31, 2013. Interest rates reset periodically.
«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2013

PIK - Pay-in-kind

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-10

Delaware VIP® Trust — Delaware VIP High Yield Series

Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$376,800,543
Short-term investments, at value[2]	10,461,729
Cash	12,334,126
Dividends and interest receivable	5,462,298
Receivables for securities sold	2,168,786
Receivables for fund shares sold	398,762

Total assets	407,626,244

Liabilities:
Payable for securities purchased	4,741,698
Payables for fund shares redeemed	292,572
Other accrued expenses	74,897
Distribution fees payable to affiliates	53,251
Investment management fees payable	221,654
Other affiliates payable	6,057
Trustees’ fees and expenses payable	3,839

Total liabilities	5,393,968

Total Net Assets	$402,232,276

Net Assets Consist of:
Paid-in capital	$351,198,129
Undistributed net investment income	26,090,728
Accumulated net realized gain on investments	5,761,732
Net unrealized appreciation of investments	19,181,687

Total Net Assets	$402,232,276

Investments, at cost[1]	$357,618,856
Short-term investments, at cost[2]	10,461,729

Standard Class :
Net assets	$151,253,117
Shares of beneficial interest outstanding, unlimited authorization, no par	24,435,579
Net asset value per share	$6.19

Service Class :
Net assets	$250,979,159
Shares of beneficial interest outstanding, unlimited authorization, no par	40,679,955
Net asset value per share	$6.17

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-11

Delaware VIP® Trust —

Delaware VIP High Yield Series

Statement of operations

Year Ended December 31, 2013

Investment Income:
Interest	$28,261,253
Dividends	736,204
Securities lending income	5,444

29,002,901

Expenses:
Management fees	2,660,397
Distribution expenses - Service Class	776,163
Accounting and administration expenses	158,574
Reports and statements to shareholders	61,976
Audit and tax	38,435
Dividend disbursing and transfer agent fees and expenses	34,602
Legal fees	32,042
Trustees’ fees and expenses	21,319
Custodian fees	9,446
Registration fees	509
Other	19,796

3,813,259
Less waived distribution expenses - Service Class	(128,789)

Total operating expenses	3,684,470

Net Investment Income	25,318,431

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	16,027,385
Net change in unrealized appreciation (depreciation) of investments	(6,043,803)

Net Realized and Unrealized Gain	9,983,582

Net Increase in Net Assets Resulting from Operations	$35,302,013

Delaware VIP® Trust —

Delaware VIP High Yield Series

Statement of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,318,431	$29,804,456
Net realized gain (loss)	16,027,385	(1,922,481)
Net change in unrealized appreciation (depreciation)	(6,043,803)	37,329,071

Net increase in net assets resulting from operations	35,302,013	65,211,046

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(11,266,444)	(11,175,102)
Service Class	(19,029,482)	(23,351,271)

	(30,295,926)	(34,526,373)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	23,780,138	32,836,976
Service Class	16,166,156	23,258,208

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	11,266,444	11,175,102
Service Class	19,029,482	23,351,271

	70,242,220	90,621,557

Cost of shares redeemed:
Standard Class	(32,944,533)	(24,822,025)
Service Class	(61,585,297)	(59,041,123)

	(94,529,830)	(83,863,148)

Increase (decrease) in net assets derived from capital share transactions	(24,287,610)	6,758,409

Net Increase (Decrease) in Net Assets	(19,281,523)	37,443,082

Net Assets:
Beginning of year	421,513,799	384,070,717

End of year (including undistributed net investment income of $26,090,728 and $30,278,807, respectively)	$402,232,276	$421,513,799

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-12

Delaware VIP® Trust — Delaware VIP High Yield Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Standard Class Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$6.110	$5.680	$6.040	$5.670	$4.140

Income (loss) from investment operations:
Net investment income[1]	0.385	0.440	0.468	0.484	0.488
Net realized and unrealized gain (loss)	0.157	0.519	(0.309)	0.349	1.414

Total from investment operations	0.542	0.959	0.159	0.833	1.902

Less dividends and distributions from:
Net investment income	(0.462)	(0.529)	(0.519)	(0.463)	(0.372)

Total dividends and distributions	(0.462)	(0.529)	(0.519)	(0.463)	(0.372)

Net asset value, end of period	$6.190	$6.110	$5.680	$6.040	$5.670

Total return[2]	9.22%	17.82%	2.38%	15.32%	48.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$151,253	$147,293	$117,636	$127,294	$154,761
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.76%	0.76%
Ratio of expenses to average net assets prior to fees waived	0.74%	0.74%	0.74%	0.76%	0.77%
Ratio of net investment income to average net assets	6.34%	7.52%	8.02%	8.42%	10.01%
Ratio of net investment income to average net assets prior to fees waived	6.34%	7.52%	8.02%	8.42%	10.00%
Portfolio turnover	88%	76%	78%	115%	123%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-13

Delaware VIP® High Yield Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP High Yield Series Service Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$6.090	$5.670	$6.020	$5.660	$4.130

Income (loss) from investment operations:
Net investment income[1]	0.369	0.424	0.454	0.469	0.475
Net realized and unrealized gain (loss)	0.158	0.510	(0.299)	0.342	1.414

Total from investment operations	0.527	0.934	0.155	0.811	1.889

Less dividends and distributions from:
Net investment income	(0.447)	(0.514)	(0.505)	(0.451)	(0.359)

Total dividends and distributions	(0.447)	(0.514)	(0.505)	(0.451)	(0.359)

Net asset value, end of period	$6.170	$6.090	$5.670	$6.020	$5.660

Total return[2]	8.98%	17.35%	2.33%	14.91%	48.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$250,979	$274,221	$266,435	$343,403	$286,395
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	1.01%	1.01%
Ratio of expenses to average net assets prior to fees waived	1.04%	1.04%	1.04%	1.06%	1.07%
Ratio of net investment income to average net assets	6.09%	7.27%	7.77%	8.17%	9.76%
Ratio of net investment income to average net assets prior to fees waived	6.04%	7.22%	7.72%	8.12%	9.70%
Portfolio turnover	88%	76%	78%	115%	123%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

High Yield Series-14

Delaware VIP® Trust — Delaware VIP High Yield Series

Notes to financial statements

December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP High Yield Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek total return and, as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

High Yield Series-15

Delaware VIP® High Yield Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $19,812 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays DSC fees at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Dec. 31, 2013, the amount charged by DSC was $30,697. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2013 through Dec. 31, 2013* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resourced shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $14,297 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$346,042,419
Sales	385,327,632

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$368,651,493	$21,094,484	$(2,483,705)	$18,610,779

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information

High Yield Series-16

Delaware VIP® High Yield Series

Notes to financial statements (continued)

3. Investments (continued)

available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or Liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Corporate Debt	$—	$324,242,023	$324,242,023
Senior Securied Loans	—	31,251,388	31,251,388
Common Stock	11,268,850	—	11,268,850
Convertible Preferred Stock[1]	976,950	3,849,057	4,826,007
Preferred Stock[1]	2,908,050	2,304,225	5,212,275
Short-Term Investments	—	10,461,729	10,461,729

Total	$15,153,850	$372,108,422	$387,262,272

[1]

Security type is valued across multiple levels. The amount attributed to Level 1 investments and Level 2 investments represents the following percentages of the total market value of this security type for the Series. Level 1 investments represent exchange-traded investments, while Level 2 investments represent investments with observable inputs.

	Level 1	Level 2	Total
Convertible Preferred Stock	20.24%	79.76%	100.00%
Preferred Stock	55.79%	44.21%	100.00%

The securities that have been deemed worthless in the schedule of investments are considered to be Level 3 investments.

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Series’ net assets at the end of the period.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and ended Dec. 31, 2012 was as follows:

	Year ended 12/31/13	Year ended 12/31/12
Ordinary Income	$30,295,926	$34,526,373

High Yield Series-17

Delaware VIP® High Yield Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$351,198,129
Undistributed ordinary income	26,097,276
Undistributed long-term capital gains	6,326,092
Unrealized appreciation	18,610,779

Net assets	$402,232,276

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, and trust preferred securities.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount and premium on debt instruments and trust preferred securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2013 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain
$789,416	$(789,416)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $6,955,963 was utilized in 2013.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/13	Year ended 12/31/12
Shares sold:
Standard Class	3,918,091	5,655,380
Service Class	2,694,185	4,017,646

Shares issued upon reinvestment of dividends and distributions:
Standard Class	1,903,116	2,013,532
Service Class	3,219,878	4,207,436

	11,735,270	15,893,994

Shares redeemed:
Standard Class	(5,484,196)	(4,272,005)
Service Class	(10,237,205)	(10,253,635)

	(15,721,401)	(14,525,640)

Net increase (decrease)	(3,986,131)	1,368,354

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

High Yield Series-18

Delaware VIP® High Yield Series

Notes to financial statements (continued)

7. Line of Credit (continued)

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Unfunded Commitments

The Series may invest in floating rate loans. In connection with these investments, the Series may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Series to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Series earn a commitment fee, tyically set as a percentage of the commitment amount. As of Dec. 31, 2013, the Series had the following unfunded loan commitments:

Borrower	Unfunded Loan Commitments
Community Health Systems	$2,120,000
Patheon	1,995,000

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the even to fade fault and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$ 7,174,856	$—	$ 7,174,856
Banque Paribus	3,286,873	—	3,286,873

Total	$10,461,729	$—	$10,461,729

	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$7,174,856	$(7,174,856)	$—	$—	$—	$—
Banque Paribas	3,286,873	(3,286,873)	—	—	—	—

Total	$10,461,729	$(10,461,729)	$—	$—	$—	$—

(a)Net amount represents the net amount receivable from the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security,

High Yield Series-19

Delaware VIP® High Yield Series

Notes to financial statements (continued)

10. Securities Lending (continued)

including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Sereis would be required to make up for this shortfall.

At Dec. 31, 2013, the Series had no securities out on loan.

11.Credit and Market Risk

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2013, no securities have been determined to be illiquid under the Series’ Liquidity Procedures. Rule 144A securities have been identified in the schedule of investments.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

High Yield Series-20

Delaware VIP® Trust — Delaware VIP High Yield Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP High Yield Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP High Yield Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

High Yield Series-21

Delaware VIP® Trust — Delaware VIP High Yield Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP High Yield Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP High Yield Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe makeup the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all high yield funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”).In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2014 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

High Yield Series-22

Delaware VIP® High Yield Series

Other Series information (Unaudited) (continued)

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

(A) is based on a percentage of the Series’ total distributions.

High Yield Series-23

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)
AnthonyD.Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None
LucindaS.Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

High Yield Series-24

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011–Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 - May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

High Yield Series-25

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]
[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPHY [12/13] BNY19609 (2/14)	(12002)	High Yield Series-26

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Delaware VIP® Trust
Delaware VIP International Value Equity Series
Annual report
December 31, 2013

Investments in Delaware VIP® International Value Equity Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP International Value Equity Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP International Value Equity Series Standard Class shares returned +22.78%, while Service Class shares returned 22.45% (both figures reflect reinvestment of all dividends). The Series’ benchmark, the MSCI EAFE Index, gained 23.29% (gross) and 22.78% (net) for the same period.

International equities rallied during the fiscal year, primarily within developed-market stocks. The gains were powered by factors that included (1) an optimal economic environment in the United States, (2) an incipient recovery in Europe, and (3) the earnest application of aggressive monetary policy in Japan.

The pace of recovery in Europe remained barely above stall speed. Given the depth of pessimism that enveloped the region in recent years, even such modest improvement has encouraged a flow of new money into European stocks.

Japan’s long-ailing equity market received a powerful boost during the fiscal period, largely from the multi-point plan proffered by the country’s new prime minister, Shinzo Abe. Like Europe, Japan emerged from recession in 2013, but Abe’s ambitious agenda intensified the usual procyclical drivers of equity prices.

During the year, the Series benefited from an overweight allocation to the economically sensitive consumer discretionary sector and an underweight exposure to utilities. The positive effects of solid stock picking in the financials, information technology, industrials, and consumer discretionary sectors more than compensated for the negative effects of the Series’ stock selection in the materials, energy, and healthcare sectors. The Series also gained relative performance from strong stock selection in the euro zone and Japan, which more than offset weak stock selection in the United Kingdom and emerging markets. An adverse overweight exposure to Canada more than offset favorable underweight exposures to Asia Pacific ex-Japan and the U.K.

Among individual holdings that contributed to relative performance, shares in the Paris-based company Teleperformance soared because of several company-specific factors, plus favorable cyclical positioning within the gradually reviving euro zone. Aryzta, a Swiss consumer staples company that provides a wide range of pre-baked/frozen bakery food products, also generated significant positive relative performance for the Series. AXA, the France-based global investment, retirement, and insurance group was another positive contributor.

Individual detractors included two Canadian mining companies, Yamana Gold and Aurico Gold. The price of gold has been in a sharp downturn, and mining stocks are often correlated to the price of the metal itself. The Series continues to have exposure to the gold mining industry, while we acknowledge that the allocations were taken too early before a bit of price erosion (or price declines) set in.

Within the energy group, the Series’ position in Subsea 7 was another significant detractor. Higher-than-expected input costs, plus delays associated with the expansion of the company’s operations in Brazil, negatively affected its recent earnings. We believe that Subsea 7 has the potential for long-term growth, and we therefore continue to hold its shares in the Series.

At the close of the fiscal period, the Series was positioned to potentially benefit if a further strengthening of procyclical trends in Europe and Japan continued. Importantly, valuations in those markets did not appear stretched, in our view, especially when excluding other euro zone economies where earnings were weak to nonexistent. We believe euro zone equities may currently represent good long-term value potential, in part because the region’s bull market has been relatively subdued, and because it appears investors who had feared the worst for the single currency had set the economic bar so low.

The Series also maintained a degree of exposure to emerging markets, though its allocation remained low relative to its five-year history – and significantly lower than global indices that include the emerging market asset class.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

International Value Equity Series-1

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP International Value Equity Series

Average annual total returns

For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on October 29, 1992)	+22.78%	+6.57%	+12.58%	+6.41%	+7.54%
Service Class shares (commenced operations on May 1, 2000)	+22.45%	+6.27%	+12.33%	+6.14%	+5.81%
MSCI EAFE Index (gross)	+23.29%	+8.66%	+12.96%	+7.39%	n/a
MSCI EAFE Index (net)	+22.78%	+8.17%	+12.44%	+6.91%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.32%, while total operating expenses for Standard Class and Service Class shares were 1.07% and 1.37%, respectively. The management fee for Standard Class and Service Class shares was 0.85%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan.1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

International Value Equity Series-2

Delaware VIP® International Value Equity Series
Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value

–– Delaware VIP International Value Equity Series (Standard Class)	$10,000	$18,620
– – MSCI EAFE Index (gross)	$10,000	$20,405
--- MSCI EAFE Index (net)	$10,000	$19,506

The chart shows a $10,000 investment in the Delaware VIP International Value Equity Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the MSCI EAFE Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

International Value Equity Series-3

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Disclosure of Series expenses
For the six-month period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual Series return†
Standard Class	$1,000.00	$1,180.10	1.14%	$6.26
Service Class	1,000.00	1,178.30	1.39%	7.63

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,019.46	1.14%	$5.80
Service Class	1,000.00	1,018.20	1.39%	7.07

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

International Value Equity Series-4

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Security type/country and sector allocations
As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type/sector	Percentage of net assets

Common Stock by Country	97.10%
Canada	7.12%
China/Hong Kong	5.32%
Denmark	2.96%
France	20.57%
Germany	6.02%
Indonesia	0.78%
Israel	2.89%
Italy	3.89%
Japan	16.19%
Netherlands	2.43%
Russia	2.00%
Sweden	3.51%
Switzerland	8.70%
United Kingdom	12.52%
United States	2.20%

Short-Term Investments	3.05%

Securities Lending Collateral	2.92%

Total Value of Securities	103.07%

Obligation to Return Securities Lending Collateral	(2.92)%

Liabilities Net of Receivables and Other Assets	(0.15)%

Total Net Assets	100.00%

Common stock by sector	Percentage of net assets

Consumer Discretionary	18.00%
Consumer Staples	9.41%
Energy	8.71%
Financials	15.08%
Healthcare	11.00%
Industrials	13.71%
Information Technology	5.91%
Materials	8.73%
Telecommunication Services	5.54%
Utilities	1.01%

Total	97.10%

International Value Equity Series-5

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Schedule of investments
December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK – 97.10% Δ
Canada – 7.12%
AuRico Gold *	91,190	$334,831
CGI Group Class A *†	60,138	2,012,244
Westjet Airlines	46,921	1,233,380
Yamana Gold	61,853	533,421

		4,113,876

China/Hong Kong – 5.32%
CNOOC	604,000	1,123,192
Techtronic Industries	223,359	633,692
Yue Yuen Industrial Holdings	394,000	1,315,976

		3,072,860

Denmark – 2.96%
Carlsberg Class B	15,429	1,707,356

		1,707,356

France – 20.57%
AXA	74,191	2,062,725
Kering	3,832	809,994
Lafarge	17,893	1,340,801
Publicis Groupe	16,199	1,482,173
Sanofi	17,626	1,870,013
Teleperformance	22,990	1,400,933
Total	21,753	1,332,587
Vinci	24,114	1,583,046

		11,882,272

Germany – 6.02%
Bayerische Motoren Werke	7,641	897,303
Deutsche Post	48,815	1,782,968
Stada Arzneimittel	16,089	796,565

		3,476,836

Indonesia – 0.78%
Bank Rakyat Indonesia Persero	752,855	449,997

		449,997

Israel – 2.89%
Teva Pharmaceutical Industries ADR	41,600	1,667,328

		1,667,328

Italy – 3.89%
Saipem	41,928	899,173
UniCredit	182,510	1,346,313

		2,245,486

Japan – 16.19%
Don Quijote	8,000	484,892
East Japan Railway	6,556	522,162
ITOCHU	112,435	1,389,795
KDDI	12,200	751,599
Mitsubishi UFJ Financial Group	300,335	1,993,759
Nippon Telegraph & Telephone	13,057	703,155
Nitori Holdings	12,779	1,209,707
Toyota Motor	37,643	2,294,958

		9,350,027

Netherlands – 2.43%
Koninklijke Philips Electronics *	38,330	1,405,006

		1,405,006

Russia – 2.00%
Mobile Telesystems ADR	53,500	1,157,205

		1,157,205

Sweden – 3.51%
Meda Class A	11,855	150,570
Nordea Bank	139,163	1,876,511

		2,027,081

Switzerland – 8.70%
Aryzta †	33,851	2,600,928
Novartis	23,284	1,866,094
Transocean	11,300	558,446

		5,025,468

United Kingdom – 12.52%
National Grid	44,525	581,054
Rexam	129,841	1,140,732
Rio Tinto	30,016	1,694,845
Standard Chartered	43,603	982,069
Subsea 7	58,370	1,119,245
Tesco	203,297	1,125,690
Vodafone Group	149,882	588,280

		7,231,915

United States – 2.20%
Carnival *	31,600	1,269,372

		1,269,372

Total Common Stock (cost $44,528,950)		56,082,085

	Principal Amount°

SHORT-TERM INVESTMENTS – 3.05%
Repurchase Agreements – 0.84%
Bank of America Merrill Lynch
0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $334,786 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14 -5/15/19; market value $341,482)	334,786	334,786
BNP Paribas
0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $153,369 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15 -10/31/15; market value $156,436)	153,369	153,369
		488,155

International Value Equity Series-6

Delaware VIP® International Value Equity Series
Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Obligations – 2.21% ≠
U.S. Treasury Bills
0.001% 1/2/14	103,495	103,495
0.001% 1/16/14	473,828	473,827
0.001% 1/30/14	167,393	167,391
0.033% 1/23/14	114,728	114,727
0.052% 4/24/14	277,168	277,120
0.093% 11/13/14	139,494	139,377

		1,275,937

Total Short-Term Investments (cost $1,764,100)		1,764,092

		Value (U.S. $)
Total Value of Securities Before Securities Lending Collateral - 100.15% (cost $46,293,050)		57,846,177

	Number of Shares	Value (U.S. $)
SECURITIES LENDING COLLATERAL – 2.92% **
Investment Company Delaware Investments Collateral Fund No.1	1,683,574	1,683,574

Total Securities Lending Collateral (cost $1,683,574)		1,683,574

TOTAL VALUE OF SECURITIES – 103.07% (cost $47,976,624) ■	$59,529,751

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
≠	The rate shown is the effective yield at the time of purchase.
■	Includes $3,034,229 of securities loaned.
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
Δ	Securities have been classified by country of origin. Classification by type of business has been presented on page 5 in “Security Type/Country and Sector Allocations.”

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-7

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$56,082,085
Short-term investments, at value[2]	1,764,092
Short-term investments held as collateral for loaned securities, at value[3]	1,683,574
Cash	4,803
Foreign currencies, at value[4]	3,229
Dividends and interest receivable	80,998
Receivables for fund shares sold	36,890
Securities lending income receivable	259

Total assets	59,655,930

Liabilities:
Obligation to return securities lending collateral	1,683,574
Payables for fund shares redeemed	113,004
Other accrued expenses	59,002
Investment management fees payable	40,563
Other affiliates payable	935
Trustees’ fees and expenses payable	544
Distribution fees payable	5

Total liabilities	1,897,627

Total Net Assets	$57,758,303

Net Assets Consist of:
Paid-in capital	$68,059,853
Undistributed net investment income	781,664
Accumulated net realized loss on investments	(22,638,791)
Net unrealized appreciation of investments and derivatives	11,555,577

Total Net Assets	$57,758,303

[1] Investments, at cost	$44,528,950
[2] Short-term investments, at cost	1,764,100
[3] Short-term investments held as collateral for loaned securities, at cost	1,683,574
[4] Foreign currencies, at cost	3,212

Net Assets Value:
Standard Class :
Net assets	$57,733,245
Shares of beneficial interest outstanding, unlimited authorization, no par	4,737,315
Net asset value per share	$12.19

Service Class :
Net assets	$25,058
Shares of beneficial interest outstanding, unlimited authorization, no par	2,060
Net asset value per share	$12.16

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-8

Delaware VIP® Trust —

Delaware VIP International Value Equity Series

Statement of operations

Year ended December 31, 2013

Investment Income:
Dividends	$ 1,526,275
Securities lending income	16,222
Interest	950
Foreign tax withheld	(143,385)

1,400,062

Expenses:
Management fees	444,606
Audit and tax	30,523
Custodian fees	29,368
Reports and statements to shareholders	26,660
Accounting and administration expenses	20,264
Dividend disbursing and transfer agent fees and expenses	4,507
Legal fees	4,255
Trustees’ fees and expenses	2,909
Registration fees	716
Distribution expenses - Service Class	96
Other	5,248

569,152
Less waived distribution expenses - Service Class	(16)

Total operating expenses	569,136

Net Investment Income	830,926

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,024,101
Foreign currencies	(63,414)
Foreign currency exchange contracts	18,749

Net realized gain	2,979,436

Net change in unrealized appreciation (depreciation) of:
Investments	6,886,284
Foreign currencies	2,083
Foreign currency exchange contracts	200

Net change in unrealized appreciation (depreciation)	6,888,567

Net Realized and Unrealized Gain	9,868,003

Net Increase in Net Assets Resulting from Operations	$10,698,929

Delaware VIP Trust —

Delaware VIP International Value Equity Series

Statements of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$830,926	$845,542
Net realized gain (loss)	2,979,436	(282,185)
Net change in unrealized appreciation (depreciation)	6,888,567	5,818,237

Net increase in net assets resulting from operations	10,698,929	6,381,594

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(790,747)	(1,122,653)
Service Class	(437)	(524)

	(791,184)	(1,123,177)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	8,438,365	5,513,372
Service Class	3,143	11,928
Net asset value of shares issued upon reinvestment of dividends and distributions:
Standard Class	790,747	1,122,653
Service Class	437	524

	9,232,692	6,648,477

Cost of shares redeemed:
Standard Class	(8,519,861)	(7,805,700)
Service Class	(14,655)	(1,987)

	(8,534,516)	(7,807,687)

Increase (decrease) in net assets derived from capital share transactions	698,176	(1,159,210)

Net Increase in Net Assets	10,605,921	4,099,207

Net Assets:
Beginning of year	47,152,382	43,053,175

End of year (including undistributed net investment income of $781,664 and $741,380, respectively)	$57,758,303	$47,152,382

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-9

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Standard Class Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$ 10.090	$ 8.980	$ 10.610	$ 9.920	$ 7.640

Income (loss) from investment operations:
Net investment income[1]	0.176	0.177	0.243	0.155	0.216
Net realized and unrealized gain (loss)	2.094	1.171	(1.745)	0.903	2.324
Total from investment operations	2.270	1.348	(1.502)	1.058	2.540

Less dividends and distributions from:
Net investment income	(0.170)	(0.238)	(0.128)	(0.368)	(0.260)
Total dividends and distributions	(0.170)	(0.238)	(0.128)	(0.368)	(0.260)

Net asset value, end of period	$ 12.190	$ 10.090	$ 8.980	$ 10.610	$ 9.920

Total return[2]	22.78%	15.20%	(14.43% )	10.92%	34.73%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 57,733	$ 47,122	$ 43,036	$ 56,941	$105,999
Ratio of expenses to average net assets	1.09%	1.07%	1.05%	1.07%	1.00%
Ratio of expenses to average net assets prior to fees waived	1.09%	1.07%	1.08%	1.07%	1.03%
Ratio of net investment income to average net assets	1.59%	1.88%	2.32%	1.60%	2.60%
Ratio of net investment income to average net assets prior to fees waived	1.59%	1.88%	2.29%	1.60%	2.57%
Portfolio turnover	28%	36%	47%	40%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-10

Delaware VIP® International Value Equity Series
Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP International Value Equity Series Service Class Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$ 10.070	$ 8.970	$ 10.600	$ 9.910	$ 7.620

Income (loss) from investment operations:
Net investment income[1]	0.148	0.154	0.214	0.131	0.196
Net realized and unrealized gain (loss)	2.088	1.158	(1.740)	0.907	2.327
Total from investment operations	2.236	1.312	(1.526)	1.038	2.523

Less dividends and distributions from:
Net investment income	(0.146)	(0.212)	(0.104)	(0.348)	(0.233)
Total dividends and distributions	(0.146)	(0.212)	(0.104)	(0.348)	(0.233)

Net asset value, end of period	$ 12.160	$ 10.070	$ 8.970	$ 10.600	$ 9.910

Total return[2]	22.45%	14.79%	(14.62%)	10.71%	34.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 25	$ 30	$ 17	$ 12	$ 10
Ratio of expenses to average net assets	1.34%	1.32%	1.30%	1.32%	1.25%
Ratio of expenses to average net assets prior to fees waived	1.39%	1.37%	1.38%	1.37%	1.33%
Ratio of net investment income to average net assets	1.34%	1.63%	2.07%	1.35%	2.35%
Ratio of net investment income to average net assets prior to fees waived	1.29%	1.58%	1.99%	1.30%	2.27%
Portfolio turnover	28%	36%	47%	40%	37%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

International Value Equity Series-11

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Notes to financial statements
December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP International Value Equity Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term growth without undue risk to principal.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation—Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes—No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010–Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting—Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements—The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

Foreign Currency Transactions—Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally does not bifurcate that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The changes are included with the net realized and unrealized gain or loss on investments. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates—The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

International Value Equity Series-12

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)
1. Significant Accounting Policies (continued)

Other—Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.85% on the first $500 million of average daily net assets of the Series, 0.80% on the next $500 million, 0.75% on the next $1.5 billion, and 0.70% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $2,532 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays fees at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Dec. 31, 2013, the Series was charged $3,923 for these services. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2013 through Dec. 31, 2013* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services. For the year ended Dec. 31, 2013, the Series was charged $1,785 for internal legal, tax and regulatory services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$14,399,897
Sales	$15,075,143

International Value Equity Series-13

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)
3. Investments (continued)

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$48,743,608	$14,469,230	$(3,683,087)	$10,786,143

U.S GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Common Stock
Canada	$4,113,876	$—	$4,113,876
China/Hong Kong	3,072,860	—	3,072,860
Denmark	—	1,707,356	1,707,356
France	11,882,272	—	11,882,272
Germany	—	3,476,836	3,476,836
Indonesia	—	449,997	449,997
Israel	1,667,328	—	1,667,328
Italy	—	2,245,486	2,245,486
Japan	—	9,350,027	9,350,027
Netherlands	1,405,006	—	1,405,006
Russia	1,157,205	—	1,157,205
Sweden	—	2,027,081	2,027,081
Switzerland	558,446	4,467,022	5,025,468
United Kingdom	6,112,670	1,119,245	7,231,915
United States	1,269,372	—	1,269,372
Securities Lending Collateral	—	1,683,574	1,683,574
Short-Term Investments	—	1,764,092	1,764,092

Total	$31,239,035	$28,290,716	$59,529,751

As a result of utilizing international fair value pricing at Dec. 31, 2013, a portion of the Series’ common stock investments were categorized as Level 2.

International Value Equity Series-14

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)
3. Investments (continued)

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. This does not include transfers between Level 1 investments and Level 2 investments due to the Series utilizing international fair value pricing during the period. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Series occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Series’ Net Asset Value is determined will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Series Net Asset Value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded causing a change in classification between levels. The Series policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At Dec. 31, 2013, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and Dec. 31, 2012 was as follows:

	Year ended 12/31/13	Year ended 12/31/12
Ordinary income	$791,184	$1,123,177

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$68,059,853
Undistributed ordinary income	781,664
Capital loss carryforwards	(21,871,807)
Unrealized appreciation	10,788,593

Net assets	$57,758,303

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2013 the Series recorded the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized (Loss
$542	$(542)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $3,069,651 was utilized in 2013. Capital loss carryforwards remaining at Dec. 31, 2013 will expire as follows: $9,147,986 expires in 2016 and $12,723,821 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

International Value Equity Series-15

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/13	Year ended 12/31/12
Shares sold:
Standard Class	754,985	589,386
Service Class	281	1,266
Shares issued upon reinvestment of dividends and distributions:
Standard Class	75,887	119,177
Service Class	42	56
	831,195	709,885
Shares redeemed:
Standard Class	(763,331)	(829,925)
Service Class	(1,255)	(210)
	(764,586)	(830,135)
Net increase (decrease)	66,609	(120,250)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty.

See the statement of operations on page 9 for the realized and unrealized gain or loss on derivatives.

International Value Equity Series-16

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)
8. Derivatives (continued)

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2013.

	Long Derivative Volume	Short Derivative Volume
Forward foreign currency exchange contracts (Average cost)	$—	$170,433

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$334,786	$—	$334,786
Bank of New York Mellon	3,034,229	—	3,034,229
Banque Paribas	153,369	—	153,369

Total	$3,522,384	$—	$3,522,384

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$334,786	$(334,786)	$—	$—	$—	$—
Bank of New York Mellon	3,034,229	(1,350,655)	(1,683,574)	—	—	—
Banque Paribas	153,369	(153,369)	—	—	—	—

Total	$3,522,384	$(1,838,810)	$(1,683,574)	$—	$—	$—

(a)Net represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

International Value Equity Series-17

Delaware VIP® International Value Equity Series
Notes to financial statements (continued)
10. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, the value of the securities on loan was $3,034,229, for which the Series received collateral, comprised of non-cash collateral U.S. government securities valued at $1,504,116 and cash collateral of $1,683,574. At Dec. 31, 2013, the value of invested collateral was $1,683,574. Investments purchased with cash collateral are presented on the schedule of investments under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

Some countries in which the Series may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Series may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Series.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ limit on investments in illiquid securities. As of Dec. 31, 2013, there were no Rule 144A securities and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

International Value Equity Series-18

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP International Value Equity Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP International Value Equity Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

International Value Equity Series-19

Delaware VIP® Trust — Delaware VIP International Value Equity Series
Other Series information (Unaudited)

Board Consideration of Delaware VIP International Value Equity Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP International Value Equity Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

Lipper currently classifies the Series as an international core fund. Management believes that it would be more appropriate to include the Series in the international value funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes consisting of the Series and all international core funds underlying variable insurance products and all international value funds underlying variable insurance products. When compared to other international core funds, the Lipper report comparison showed that the Series’ total return for the one-, five- and ten-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the three-year period was in the third quartile of its Performance Universe. When compared to other international value funds, the Lipper report comparison showed that the Series’ total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the ten-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

International Value Equity Series-20

Delaware VIP® International Value Equity Series
Other Series information (Unaudited) (continued)

When compared to other international core funds, the expense comparisons for the Series showed that its actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. When compared to other international core/international growth funds, the expense comparisons for the Series showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other international core funds, the Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2014 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)
100.00%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) is based on a percentage of the Series’ total distributions.

The Series intends to pass through foreign tax credits in the maximum amount of $51,359. The gross foreign source income earned during the fiscal year 2013 by the Series was $1,526,275.

International Value Equity Series-21

Delaware Investments® Family of Funds
Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)

INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

International Value Equity Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011–Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments

OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 - May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

International Value Equity Series-23

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPIVE[12/13]BNY19610(2/14)	(12002)	International Value Equity Series-24

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Delaware VIP® Trust
Delaware VIP Limited-Term Diversified Income Series
Annual report
December 31, 2013

Investments in Delaware VIP® Limited-Term Diversified Income Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested . No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group . Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc . and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP Limited-Term Diversified Income Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP Limited-Term Diversified Income Series Standard Class shares returned -1.06% and Service Class shares returned -1.33% (both figures reflect reinvestment of all income distributions). For the same period, the Series’ benchmark, the Barclays 1–3 Year U.S. Government/Credit Index, returned +0.64%.

Choppy conditions characterized global bond markets during the Series’ fiscal year, with uneven moves across the yield curve and across fixed income sectors.

From January through April 2013, interest rates were relatively stable as investors discounted a prolonged period of Federal Reserve benevolence amid a still-weak economy. In May, however, the Fed surprised investors by intimating that the central bank would end its third round of bond purchases (known as quantitative easing, or QE).

Investors took the announcement as a sign that policy makers were increasingly confident about the economy, and interest rates shot higher across the yield curve, only to fall a bit after Sept.18, when the Fed declined to scale back. The mini-rally lasted only several weeks, however, as rates again reversed course and headed higher, driven by improved economic data.

While interest rates were volatile, their overall rise during the Series’ fiscal year was significant. Yields on 2-year Treasurys rose by 15 basis points, while 5-year yields jumped by more than 100 basis points. (One basis point equals 1/100 of one percent.)

The bulk of the Series’ underperformance occurred because of exposure to duration risk during the roughly two-month period that followed the Fed’s comments in May 2013. Mortgage-backed securities (MBS) – a major sector of the U.S. fixed-income market and an area in which the Series had a significant allocation – were particularly hard hit during this period. (The Series’ benchmark does not include mortgage bonds.)

As the fiscal year began, we selectively employed three types of derivatives intended to hedge risks: foreign exchange forwards (or “FX forwards”), credit default swaps, and futures contracts. We believe this cautious approach was appropriate for the Series, even if the purchase of volatility protection turned out to be a detractor from relative performance. Brief notes on each:

•	FX forwards are contracts that hedge foreign currency risk. Early in the period, we purchased them due to ongoing volatility in overseas debt markets. Eventually, such currency hedging became unnecessary, because we sold all nondollar denominated bonds in the Series’ portfolio (due to unwelcome volatility). During the course of the fiscal year, FX forwards averaged about 1.25% of Series assets and detracted slightly from relative performance.

•	Credit default swaps are vehicles that offer protection against defaults by bond issuers. We used them as potential protection against the possibility of defaults by bond issuers in the European financial services industry. During the full fiscal year, credit swaps averaged just less than 1% of Series assets, and they negatively affected the Series’ performance by less than 50 basis points, but we eventually liquidated all nondollar bond holdings.

The Series used financial futures linked to U.S. Treasury securities to reduce the portfolio’s average duration (a measure of sensitivity to changes in interest rates). This was especially true as yields became volatile during the second half of the fiscal period. Overall, the Series’ exposure to financial futures averaged about 1.5% of assets during the fiscal year. This position detracted from the Series’ relative performance by approximately 51 basis points.

Over the full fiscal period, other sources of underperformance included the Series’ exposure to international bonds (and related derivatives), as well as MBS. Conversely, the Series’ allocation to credit sectors generated solid outperformance, as did individual security selection within investment grade bonds.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.
Limited-Term Diversified Income Series-1

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Limited-Term Diversified Income Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	–1.06%	+1.53%	+4.27%	+3.55%	+5.38%
Service Class shares (commenced operations on May 1, 2000)	–1.33%	+1.24%	+4.03%	+3.25%	+4.35%
Barclays 1-3 Year U.S. Government/Credit Index	+0.64%	+1.17%	+2.02%	+2.91%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.82%, while total operating expenses for Standard Class and Service Class shares were 0.57% and 0.87%, respectively. The management fee for Standard Class and Service Class shares was 0.48%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Series may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Series may be prepaid prior to maturity, potentially forcing the Series to reinvest that money at a lower interest rate.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

Limited-Term Diversified Income Series-2

Delaware VIP® Limited-Term Diversified Income Series
Performance summary (continued)

If and when the Series invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Series will be subject to special risks, including counterparty risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value
— Delaware VIP Limited-Term Diversified Income Series (Standard Class)	$10,000	$14,164
— Barclays 1–3 Year U.S. Government/Credit Index	$10,000	$13,321

The chart shows a $10,000 investment in the Delaware VIP Limited-Term Diversified Income Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the Barclays 1–3 Year Government/Credit Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The Barclays 1–3 Year U.S. Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Limited-Term Diversified Income Series-3

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Disclosure of Series expenses

For the six-month period July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Series return†
Standard Class	$1,000.00	$1,008.90	0.55%	$2.79
Service Class	1,000.00	1,006.60	0.80%	4.05
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,022.43	0.55%	$2.80
Service Class	1,000.00	1,021.17	0.80%	4.08

* “Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

† Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Limited-Term Diversified Income Series-4

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Security type/sector allocation

As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type/sector	Percentage of net assets
Agency Asset-Backed Security	0.00%
Agency Collaterized Mortgage Obligations	0.86%
Agency Mortgage-Backed Securities	12.42%
Commercial Mortgage-Backed Securities	1.07%
Convertible Bond	0.24%
Corporate Bonds	46.81%
Banking	6.71%
Basic Industry	2.02%
Brokerage	0.65%
Capital Goods	2.30%
Communications	3.64%
Consumer Cyclical	7.50%
Consumer Non-Cyclical	7.00%
Electric	2.94%
Energy	3.71%
Finance Companies	1.10%
Insurance	1.90%
Natural Gas	2.14%
Real Estate	0.75%
Technology	3.35%
Transportation	1.10%
Municipal Bond	0.11%
Non-Agency Asset-Backed Securities	32.50%
Non-Agency Collateralized Mortgage Obligations	0.13%
U.S. Treasury Obligations	3.36%
Short-Term Investments	12.65%
Total Value of Securities	110.15%
Liabilities Net of Receivables and Other Assets	(10.15%)
Total Net Assets	100.00%

Limited-Term Diversified Income Series-5

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Schedule of investments

December 31, 2013

	Principal Amount°	Value (U.S. $)

AGENCY ASSET-BACKED SECURITY – 0.00%
Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33 —	22,008	$24,138

Total Agency Asset-Backed Security (cost $21,830)		24,138

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS – 0.86%
Fannie Mae Grantor Trust
Series 2001-T5 A2 6.991% 2/19/30 —	19,934	22,748
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	607	697
Series 2003-32 PH 5.50% 3/25/32	3,244	3,243
Series 2003-52 NA 4.00% 6/25/23	104,461	111,263
Series 2003-120 BL 3.50% 12/25/18	277,476	289,558
Series 2004-49 EB 5.00% 7/25/24	22,321	24,562
Series 2005-66 FD 0.465% 7/25/35 —	398,835	398,474
Series 2005-110 MB 5.50% 9/25/35	7,991	8,618
Series 2011-88 AB 2.50% 9/25/26	194,534	199,403
Series 2011-113 MC 4.00% 12/25/40	265,351	271,005
Freddie Mac REMICs
Series 2326 ZQ 6.50% 6/15/31	28,857	32,092
Series 2931 GC 5.00% 1/15/34	70,017	72,828
Series 3016 FL 0.557% 8/15/35 —	119,802	119,851
Series 3027 DE 5.00% 9/15/25	24,027	26,254
Series 3067 FA 0.517% 11/15/35 —	1,856,272	1,857,096
Series 3173 PE 6.00% 4/15/35	2,318	2,344
Series 3232 KF 0.617% 10/15/36 —	85,412	85,572
Series 3297 BF 0.407% 4/15/37 —	643,045	642,098
Series 3416 GK 4.00% 7/15/22	19,538	20,019
Series 3737 NA 3.50% 6/15/25	138,005	144,019
Series 3780 LF 0.567% 3/15/29 —	400,200	400,756
Series 3800 AF 0.667% 2/15/41 —	4,113,755	4,132,805
Series 3803 TF 0.567% 11/15/28 —	371,846	374,235
Series 4163 CW 3.50% 4/15/40	2,536,972	2,612,150
Freddie Mac Strips
Series 19 F 1.044% 6/1/28 —	5,148	4,994
Freddie Mac Structured Pass Through
Securities
Series T-54 2A 6.50% 2/25/43 ¿	1,142	1,330
Series T-58 2A 6.50% 9/25/43 ¿	26,706	29,916

Total Agency Collateralized Mortgage Obligations (cost $11,883,925)		11,887,930

AGENCY MORTGAGE-BACKED SECURITIES – 12.42%
Fannie Mae
4.00% 9/1/20	1,936,418	2,057,346
4.50% 5/1/41	530,190	553,783
6.50% 8/1/17	3,655	4,037
7.00% 11/15/16	885	890
Fannie Mae ARM
1.505% 8/1/37 —	304,828	326,679
1.916% 1/1/35 —	961,238	1,015,105
2.235% 9/1/38 —	809,001	859,929
2.277% 10/1/33 —	7,290	7,484
2.287% 12/1/33 —	12,800	13,386
2.289% 8/1/37 —	163,571	173,926
2.305% 8/1/34 —	16,167	17,114
2.36% 3/1/38 —	4,407	4,658
2.387% 9/1/35 —	200,475	212,544
2.395% 11/1/35 —	94,903	100,285
2.44% 11/1/35 —	2,640	2,792
2.452% 4/1/36 —	9,060	9,701
2.456% 8/1/36 —	14,208	15,217
2.49% 7/1/36 —	19,362	20,913
2.499% 6/1/36 —	34,413	37,191
2.518% 7/1/36 —	17,940	19,476
2.527% 6/1/34 —	14,043	14,861
2.556% 4/1/36 —	189,321	202,177
3.459% 1/1/41 —	144,857	150,155
5.143% 8/1/35 —	3,215	3,449
5.817% 8/1/37 —	81,968	88,269
Fannie Mae Relocation 30 yr
Pool 763656 5.00% 1/1/34	1,727	1,858
Pool 763742 5.00% 1/1/34	14,267	15,350
Fannie Mae S.F. 15 yr
3.00% 3/1/27	143,372	146,478
3.00% 11/1/27	16,052	16,411
3.50% 11/1/27	345,847	362,078
4.00% 5/1/24	1,226,556	1,301,354
4.00% 11/1/25	4,235,082	4,513,880
4.00% 4/1/27	628,209	666,238
4.50% 7/1/20	162,552	173,072
4.50% 9/1/20	758,995	807,987
5.00% 9/1/18	63,799	67,971
5.00% 10/1/18	1,094	1,165
5.00% 2/1/19	2,139	2,292
5.00% 5/1/21	11,733	12,564
5.00% 9/1/25	4,369,757	4,716,932
5.50% 1/1/23	6,607	7,248
5.50% 4/1/23	16,852	18,485
6.00% 3/1/18	317,256	333,714
6.00% 8/1/22	19,442	21,173
7.00% 11/1/14	18	19
7.50% 3/1/15	13	13
8.00% 10/1/16	2,730	2,845
Fannie Mae S.F. 15 yr TBA
3.00% 2/1/28	47,774,000	48,641,772
3.50% 2/1/28	25,521,000	26,620,598
Fannie Mae S.F. 20 yr
4.00% 1/1/31	457,976	478,427
6.00% 9/1/29	591,532	660,269

Limited-Term Diversified Income Series-6

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)

AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr
4.00% 11/1/40	285,114	$293,690
4.00% 9/1/41	193,758	199,609
4.00% 1/1/43	411,086	423,425
4.50% 7/1/36	223,037	236,387
4.50% 4/1/40	265,350	281,038
4.50% 11/1/40	684,683	725,663
4.50% 2/1/41	323,253	342,647
4.50% 3/1/41	1,397,674	1,481,457
4.50% 5/1/41	231,458	246,055
4.50% 10/1/41	802,755	850,643
4.50% 11/1/41	704,592	746,958
4.50% 9/1/43	582,795	618,172
5.00% 4/1/33	238,831	260,268
5.00% 3/1/34	2,535	2,761
5.00% 2/1/36	404,614	439,131
5.50% 4/1/36	67,703	74,425
6.00% 11/1/34	1,015	1,124
6.00% 4/1/36	4,802	5,339
6.00% 1/1/38	167,456	185,947
6.50% 6/1/29	766	852
6.50% 1/1/34	1,064	1,203
6.50% 4/1/36	2,114	2,351
6.50% 6/1/36	5,338	5,933
6.50% 10/1/36	4,530	5,057
6.50% 8/1/37	1,174	1,307
7.00% 12/1/34	671	760
7.00% 12/1/35	974	1,097
7.00% 4/1/37	456,991	510,378
7.00% 12/1/37	2,406	2,714
7.50% 6/1/31	7,643	9,084
7.50% 4/1/32	264	302
7.50% 5/1/33	650	663
7.50% 6/1/34	343	395
9.00% 7/1/20	8,283	9,005
10.00% 8/1/19	4,127	4,320
Fannie Mae S.F. 30 yr TBA
4.00% 2/1/43	6,657,000	6,831,746
4.50% 2/1/43	29,658,000	31,327,422
5.50% 2/1/43	12,100,000	13,290,621
Freddie Mac ARM
2.265% 10/1/36 •	4,569	4,893
2.349% 4/1/33 •	6,239	6,285
2.464% 4/1/34 •	2,665	2,817
2.499% 7/1/36 •	60,400	64,508
2.635% 7/1/38 •	763,498	809,170
5.007% 8/1/38 •	16,067	16,727
5.829% 6/1/37 •	153,897	163,827
6.18% 10/1/37 •	99,099	105,172
Freddie Mac S.F. 15 yr
4.00% 4/1/26	2,531,697	2,674,645
Freddie Mac S.F. 15 yr
5.00% 4/1/20	55,309	58,569
5.00% 12/1/22	9,979	10,776
8.00% 5/1/15	3,024	3,092
Freddie Mac S.F. 30 yr
4.00% 11/1/40	50,447	51,839
4.50% 10/1/39	946,489	1,002,471
4.50% 3/1/42	2,372,793	2,515,021
4.50% 10/1/43	282,702	301,612
5.50% 5/1/37	707,283	780,269
6.00% 2/1/36	1,089,754	1,214,909
6.00% 8/1/38	1,984,443	2,207,634
7.00% 11/1/33	6,580	7,534
9.00% 4/1/17	489	525
Freddie Mac S.F. 30 yr TBA
5.50% 2/1/43	3,395,000	3,705,855
GNMA I S.F. 15 yr
6.00% 1/15/22	860,210	928,836
GNMA I S.F. 30 yr
7.00% 12/15/34	26,028	30,537
7.50% 1/15/32	804	959
GNMA II S.F. 30 yr
12.00% 6/20/14	96	97
12.00% 2/20/16	89	89

Total Agency Mortgage-Backed Securities (cost $172,231,390)		171,590,177

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.07%
Bear Stearns Commercial Mortgage Securities
Series 2005-PWR7 A3 5.116% 2/11/41 •	600,000	621,362
Commercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44 ¿ •	720,000	757,185
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	725,000	799,771
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38 ¿ •	1,138,930	1,150,339
Series 2005-GG4 A4A 4.751% 7/10/39 ¿	1,682,961	1,743,452
Goldman Sachs Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38 •	915,000	985,277

Limited-Term Diversified Income Series-7

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	1,400,000	$1,385,980
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP5 A4 5.20% 12/15/44 •	3,558,000	3,790,825
Series 2006-LDP8 AM 5.44% 5/15/45	1,251,000	1,372,397
Morgan Stanley Capital I Trust
Series 2005-HQ6 A4A 4.989% 8/13/42	1,205,000	1,259,201
Series 2007-T27 A4 5.648% 6/11/42 •	270,000	303,354
WF-RBS Commercial Mortgage Trust
Series 2013-C14 A5 3.337% 6/15/46	645,000	619,724

Total Commercial Mortgage-Backed Securities (cost $14,594,471)		14,788,867

CONVERTIBLE BOND – 0.24%
L-3 Communications Holdings 3. 00% exercise price $90.24, expiration date 8/1/35	2,765,000	3,343,922

Total Convertible Bond (cost $2,714,391)		3,343,922

CORPORATE BONDS – 46.81%
Banking – 6.71%
Abbey National Treasury Services
3.05% 8/23/18	2,425,000	2,494,450
Bank of America
2.60% 1/15/19	4,700,000	4,726,287
3.875% 3/22/17	2,170,000	2,317,840
Bank of Montreal 2.375% 1/25/19	5,410,000	5,400,733
Bank of New York Mellon
1.969% 6/20/17 f	1,830,000	1,851,376
BB&T 5.20% 12/23/15	1,670,000	1,805,305
BBVA U.S. Senior 4.664% 10/9/15	1,420,000	1,493,451
Branch Banking & Trust
0.564% 9/13/16 •	4,500,000	4,469,999
Comerica 3.00% 9/16/15	2,185,000	2,268,812
Fifth Third Bancorp 4.30% 1/16/24	1,530,000	1,501,565
JPMorgan Chase 3.45% 3/1/16	7,105,000	7,455,937
JPMorgan Chase Bank
0.574% 6/13/16 •	605,000	602,186
KeyBank 5.45% 3/3/16	1,780,000	1,938,107
KeyCorp 2.30% 12/13/18	2,005,000	1,992,768
LBG Capital No. 1 144A
8.00% 12/29/49 #•	1,420,000	1,521,169
Lloyds Bank 2.30% 11/27/18	7,500,000	7,489,170
Morgan Stanley
4.10% 5/22/23	3,215,000	3,117,299
5.00% 11/24/25	6,230,000	6,262,539
PNC Financial Services Group
4.459% 5/29/49 •	1,425,000	1,428,563
Santander Holdings USA
3.00% 9/24/15	2,385,000	2,463,908
4.625% 4/19/16	795,000	848,215
SunTrust Bank
0.528% 8/24/15 •	585,000	580,410
2.35% 11/1/18	1,830,000	1,822,371
SunTrust Banks 3.60% 4/15/16	1,505,000	1,586,112
UBS 1.238% 1/28/14 •	1,276,000	1,277,136
Union Bank 2.625% 9/26/18	4,075,000	4,152,682
US Bancorp
3.15% 3/4/15	750,000	773,064
4.20% 5/15/14	1,860,000	1,886,375
USB Capital IX 3.50% 10/29/49 •	2,220,000	1,742,700
USB Realty 144A 1.391% 12/29/49 #•	200,000	186,000
Wachovia 0.614% 10/15/16 •	10,000	9,952
Wells Fargo
2.15% 1/15/19	8,730,000	8,712,985
2.625% 12/15/16	1,450,000	1,519,641
Wells Fargo Bank 0.448% 5/16/16 •	545,000	540,225
Zions Bancorp
4.50% 3/27/17	1,695,000	1,796,061
4.50% 6/13/23	2,195,000	2,143,644
7.75% 9/23/14	475,000	496,233

		92,675,270

Basic Industry – 2.02%
Barrick Gold 4.10% 5/1/23	2,700,000	2,445,115
BHP Billiton Finance USA
1.875% 11/21/16	6,860,000	7,012,532
CF Industries 6.875% 5/1/18	4,740,000	5,502,751
Freeport-McMoRan Copper & Gold
3.875% 3/15/23	490,000	464,248
Georgia-Pacific 144A 5.40% 11/1/20 #	2,365,000	2,646,232
Glencore Funding 144A
2.50% 1/15/19 #	1,340,000	1,299,066
International Paper 7.50% 8/15/21	2,000,000	2,455,474
Lubrizol 5.50% 10/1/14	790,000	819,557
Mosaic 4.25% 11/15/23	3,015,000	2,983,545
Plains Exploration & Production
6.50% 11/15/20	2,065,000	2,281,552

		27,910,072

Brokerage – 0.65%
Jefferies Group
5.125% 1/20/23	3,115,000	3,156,383
5.875% 6/8/14	820,000	838,540
Lazard Group
4.25% 11/14/20	4,205,000	4,202,069
6.85% 6/15/17	733,000	827,104

		9,024,096

Limited-Term Diversified Income Series-8

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Capital Goods – 2.30%
Caterpillar 1.50% 6/26/17	3,665,000	$3,650,318
Caterpillar Financial Services
2.45% 9/6/18	6,430,000	6,526,424
Crane 2.75% 12/15/18	2,530,000	2,520,556
Ingersoll-Rand Global Holding 144A
2.875% 1/15/19 #	6,365,000	6,280,810
John Deere Capital 1.70% 1/15/20	2,255,000	2,126,503
United Technologies 1.80% 6/1/17	4,425,000	4,496,915
URS 144A 3.85% 4/1/17 #	3,585,000	3,654,900
Waste Management 2.60% 9/1/16	2,365,000	2,442,655

		31,699,081

Communications – 3.64%
American Tower Trust I 144A
1.551% 3/15/43 #	3,090,000	3,020,163
AT&T 2.375% 11/27/18	2,725,000	2,730,477
COX Communications
144A 3.25% 12/15/22 #	605,000	548,495
144A 5.875% 12/1/16 #	1,550,000	1,726,481
Crown Castle Towers 144A
3.214% 8/15/15 #	795,000	810,867
DIRECTV Holdings
2.40% 3/15/17	1,980,000	2,017,307
3.50% 3/1/16	1,510,000	1,585,859
Discovery Communications
3.70% 6/1/15	2,650,000	2,758,414
Interpublic Group 2.25% 11/15/17	1,155,000	1,139,738
Rogers Communications
7.50% 3/15/15	1,262,000	1,364,209
SBA Tower Trust 144A 2.24% 4/16/18 #	1,660,000	1,636,582
SES 144A 3.60% 4/4/23 #	3,175,000	2,977,150
Telefonica Emisiones 3.192% 4/27/18	3,865,000	3,940,136
Thomson Reuters 4.30% 11/23/23	2,275,000	2,289,355
Time Warner Cable
5.85% 5/1/17	6,205,000	6,772,925
7.50% 4/1/14	1,420,000	1,443,664
8.25% 2/14/14	495,000	499,264
Verizon Communications
0.857% 3/28/14 •	2,200,000	2,202,895
4.50% 9/15/20	3,640,000	3,902,513
5.15% 9/15/23	4,275,000	4,598,848
Virgin Media Secured Finance
6.50% 1/15/18	2,200,000	2,285,250

		50,250,592

Consumer Cyclical – 7.50%
American Honda Finance 144A
1.60% 2/16/18 #	4,665,000	4,598,612
Carnival 1.20% 2/5/16	5,925,000	5,911,657
CVS Caremark 2.25% 12/5/18	11,000,000	11,009,537
Daimler Finance North America 144A
1.875% 1/11/18 #	5,550,000	5,472,250
Dollar General
1.875% 4/15/18	960,000	929,625
4.125% 7/15/17	465,000	494,107
eBay 1.35% 7/15/17	675,000	671,732
Ford Motor Credit
4.25% 2/3/17	1,200,000	1,291,860
5.00% 5/15/18	4,285,000	4,777,822
General Motors 144A 3.50% 10/2/18 #	1,960,000	2,013,900
Historic TW 6.875% 6/15/18	1,340,000	1,594,686
Home Depot 2.25% 9/10/18	7,355,000	7,464,281
Hyundai Capital America
144A 2.125% 10/2/17 #	260,000	258,454
144A 4.00% 6/8/17 #	1,445,000	1,522,715
International Game Technology
5.35% 10/15/23	4,425,000	4,564,396
Lowe’s 1.625% 4/15/17	5,440,000	5,425,056
Marriott International 3.375% 10/15/20	1,720,000	1,705,886
Target 0.416% 7/18/14 •	8,700,000	8,709,979
Time Warner
3.15% 7/15/15	2,200,000	2,280,040
5.875% 11/15/16	2,145,000	2,421,551
Toyota Motor Credit 2.00% 10/24/18	6,300,000	6,305,355
Viacom
2.50% 12/15/16	4,960,000	5,133,228
2.50% 9/1/18	5,875,000	5,928,850
Walgreen 1.80% 9/15/17	7,175,000	7,231,166
Wal-Mart Stores 1.50% 10/25/15	1,970,000	2,008,385
Wyndham Worldwide 2.95% 3/1/17	3,880,000	3,938,169

		103,663,299

Consumer Non-Cyclical – 7.00%
AbbVie 1.75% 11/6/17	5,475,000	5,470,680
Allergan 1.35% 3/15/18	1,670,000	1,629,033
Anheuser-Busch 5.60% 3/1/17	1,990,000	2,221,883
Baxter International 1.85% 6/15/18	3,045,000	3,010,104
Boston Scientific
2.65% 10/1/18	2,515,000	2,534,921
6.00% 1/15/20	1,805,000	2,074,858
CareFusion 6.375% 8/1/19	3,550,000	4,022,395
Celgene 2.30% 8/15/18	6,055,000	6,028,310
Coca-Cola Femsa 2.375% 11/26/18	2,350,000	2,338,513
Express Scripts Holding
3.50% 11/15/16	3,660,000	3,872,060
Heineken 144A 1.40% 10/1/17 #	7,635,000	7,497,280
Ingredion 1.80% 9/25/17	2,460,000	2,399,799
Korea Expressway 144A
1.875% 10/22/17 #	1,855,000	1,822,026
Kraft Foods Group 2.25% 6/5/17	5,115,000	5,183,567
Kroger
0.804% 10/17/16 •	7,080,000	7,100,426
3.30% 1/15/21	2,125,000	2,114,282
Mattel 1.70% 3/15/18	4,085,000	3,995,212
Molson Coors Brewing 2.00% 5/1/17	4,240,000	4,258,872

Limited-Term Diversified Income Series-9

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)

CORPORATE BONDS (continued)
Consumer Non-Cyclical (continued)
Mylan 144A 2.60% 6/24/18 #	5,400,000	$5,408,802
Newell Rubbermaid 2.05% 12/1/17	1,160,000	1,150,443
Pernod-Ricard
144A 2.95% 1/15/17 #	3,560,000	3,679,128
144A 5.75% 4/7/21 #	3,320,000	3,665,004
Quest Diagnostics 5.45% 11/1/15	2,200,000	2,372,297
SABMiller Holdings 144A
2.45% 1/15/17 #	4,980,000	5,103,175
Thermo Fisher Scientific 2.40% 2/1/19	7,205,000	7,146,409
Yale University 2.90% 10/15/14	552,000	563,004

		96,662,483

Electric – 2.94%
American Electric Power
1.65% 12/15/17	2,770,000	2,716,661
Appalachian Power 3.40% 5/24/15	1,445,000	1,491,601
CenterPoint Energy 5.95% 2/1/17	1,675,000	1,879,454
Duke Energy Carolinas 1.75% 12/15/16	4,890,000	4,993,541
Electricite de France 144A
5.25% 1/29/49 #•	2,255,000	2,246,602
Jersey Central Power & Light
5.625% 5/1/16	1,825,000	1,983,846
Kansas City Power & Light
6.375% 3/1/18	3,715,000	4,278,640
MidAmerican Energy Holdings 144A
2.00% 11/15/18 #	7,030,000	6,929,766
NV Energy 6.25% 11/15/20	2,580,000	3,004,462
PPL Capital Funding 1.90% 6/1/18	3,320,000	3,245,273
Southern 2.45% 9/1/18	7,765,000	7,891,500

		40,661,346

Energy – 3.71%
Apache 1.75% 4/15/17	1,685,000	1,689,752
BG Energy Capital 144A
2.875% 10/15/16 #	3,535,000	3,692,657
Continental Resources 4.50% 4/15/23	4,150,000	4,212,250
Noble Holding International
3.05% 3/1/16	6,710,000	6,912,957
Petrobras Global Finance
3.00% 1/15/19	1,450,000	1,360,581
Petrobras International Finance
3.50% 2/6/17	5,455,000	5,518,556
Petrohawk Energy 7.875% 6/1/15	5,135,000	5,271,078
Schlumberger Investment 144A
1.95% 9/14/16 #	2,875,000	2,935,159
Schlumberger Norge 144A
1.95% 9/14/16 #	3,675,000	3,751,899
Shell International Finance
2.00% 11/15/18	6,395,000	6,406,428
3.10% 6/28/15	980,000	1,017,399
Statoil 2.90% 11/8/20	5,095,000	5,069,474
Transocean 2.50% 10/15/17	2,025,000	2,048,294
Woodside Finance
144A 4.50% 11/10/14 #	1,100,000	1,134,269
144A 8.125% 3/1/14 #	290,000	293,594

		51,314,347

Finance Companies – 1.10%
CDP Financial 144A 3.00% 11/25/14 #	2,065,000	2,115,456
General Electric Capital
0.503% 9/15/14 •	1,390,000	1,392,572
144A 3.80% 6/18/19 #	1,355,000	1,420,952
4.375% 9/16/20	4,265,000	4,629,107
5.25% 6/29/49 •	1,200,000	1,131,000
6.00% 8/7/19	3,785,000	4,446,364

		15,135,451

Insurance – 1.90%
American International Group
6.40% 12/15/20	1,940,000	2,296,101
8.25% 8/15/18	2,935,000	3,678,626
Berkshire Hathaway Finance
2.90% 10/15/20	1,530,000	1,519,604
Chubb 6.375% 3/29/67 •	1,190,000	1,294,125
ING U.S. 2.90% 2/15/18	4,720,000	4,832,218
Metlife 1.756% 12/15/17	3,605,000	3,570,154
Metropolitan Life Global Funding I
144A 1.875% 6/22/18 #	1,435,000	1,410,367
144A 3.125% 1/11/16 #	2,965,000	3,092,065
Pricoa Global Funding I 144A
1.60% 5/29/18 #	920,000	892,739
Principal Financial Group
1.85% 11/15/17	3,665,000	3,635,222
Prudential Financial 3.875% 1/14/15	30,000	31,021

		26,252,242

Natural Gas – 2.14%
El Paso Pipeline Partners Operating
6.50% 4/1/20	3,840,000	4,429,129
Energy Transfer Partners
3.60% 2/1/23	2,500,000	2,319,493
8.50% 4/15/14	93,000	94,963
Enterprise Products Operating
3.20% 2/1/16	2,500,000	2,609,145
9.75% 1/31/14	805,000	810,647
GDF Suez 144A 1.625% 10/10/17 #	5,370,000	5,320,548
Kinder Morgan Energy Partners
3.50% 9/1/23	3,030,000	2,787,685
4.15% 2/1/24	1,320,000	1,279,657
Sempra Energy 2.30% 4/1/17	3,460,000	3,507,551
TransCanada PipeLines
3.40% 6/1/15	1,480,000	1,538,163
6.35% 5/15/67 •	415,000	426,614
Williams Partners 7.25% 2/1/17	3,821,000	4,409,247

		29,532,842

Limited-Term Diversified Income Series-10

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal	Value
	Amount°	(U.S. $)

CORPORATE BONDS (continued)
Real Estate – 0.75%
CubeSmart 4.375% 12/15/23	905,000	$885,990
Health Care REIT 3.625% 3/15/16	2,490,000	2,610,160
Simon Property Group 2.80% 1/30/17	5,650,000	5,847,801
UDR 3.70% 10/1/20	970,000	976,619

		10,320,570

Technology – 3.35%
Altera 2.50% 11/15/18	2,305,000	2,288,093
Apple 1.00% 5/3/18	6,440,000	6,233,701
Broadridge Financial Solutions
3.95% 9/1/20	1,730,000	1,745,494
Corning 1.45% 11/15/17	2,730,000	2,693,328
EMC 2.65% 6/1/20	4,910,000	4,815,792
Fidelity National Information Services
3.50% 4/15/23	2,540,000	2,319,736
Hewlett-Packard
3.00% 9/15/16	1,830,000	1,904,842
3.30% 12/9/16	1,565,000	1,639,117
International Business Machines
1.25% 2/6/17	6,800,000	6,787,427
1.25% 2/8/18	1,240,000	1,215,047
National Semiconductor 6.60% 6/15/17	925,000	1,081,858
NetApp
2.00% 12/15/17	1,900,000	1,892,030
3.25% 12/15/22	1,255,000	1,132,616
Seagate HDD Cayman 144A
3.75% 11/15/18 #	2,350,000	2,382,313
Total System Services
2.375% 6/1/18	1,455,000	1,417,016
3.75% 6/1/23	1,385,000	1,282,741
Xerox
1.058% 5/16/14 —	1,410,000	1,411,297
5.625% 12/15/19	1,360,000	1,501,611
6.35% 5/15/18	2,250,000	2,573,966

		46,318,025

Transportation – 1.10%
Burlington Northern Santa Fe
7.00% 2/1/14	1,585,000	1,592,942
CSX 5.60% 5/1/17	950,000	1,067,347
ERAC USA Finance
144A 1.40% 4/15/16 #	4,160,000	4,165,620
144A 2.25% 1/10/14 #	3,120,000	3,120,961
Norfolk Southern 3.85% 1/15/24	1,920,000	1,889,825
Penske Truck Leasing 144A
3.75% 5/11/17 #	630,000	663,265
United Parcel Service 5.125% 4/1/19	2,415,000	2,750,087

		15,250,047

Total Corporate Bonds (cost $640,791,611)		646,669,763

MUNICIPAL BOND – 0.11%
Railsplitter Tobacco Settlement
Authority, Illinois
5.00% 6/1/15	1,475,000	1,561,081

Total Municipal Bond (cost $1,502,705)		1,561,081

NON-AGENCY ASSET-BACKED SECURITIES – 32.50%
Ally Master Owner Trust
Series 2011-1 A1 1.037% 1/15/16 —	1,320,000	1,320,335
Series 2012-3 A1 0.867% 7/15/17 —	6,500,000	6,528,633
Series 2013-2 A 0.617% 4/15/18 —	5,300,000	5,289,018
American Express Credit Account Master Trust
Series 2011-1 B 0.867% 4/17/17 —	3,100,000	3,107,257
Series 2012-4 A 0.407% 5/15/20 —	4,507,000	4,492,231
Series 2013-1 A 0.587% 2/16/21 —	9,730,000	9,752,661
Ameriquest Mortgage Securities Asset-Backed Pass Through Certificates
Series 2003-11 AF6 5.195% 12/25/33 ¿f	20,312	21,198
Appalachian Consumer Rate Relief Funding
Series 2013-1 A1 2.008% 2/1/24	1,355,000	1,339,012
ARI Fleet Lease Trust
Series 2012-A A 144A 0.717% 3/15/20 #—	1,760,017	1,763,440
Series 2012-B A 144A 0.467% 1/15/21 #—	3,366,918	3,362,868
Bank of America Credit Card Trust
Series 2007-A4 A4 0.207% 11/15/19 —	2,150,000	2,125,692
BMW Floorplan Master Owner Trust
Series 2012-1A A 144A 0.567% 9/15/17 #—	7,500,000	7,511,588
Cabela’s Master Credit Card Trust
Series 2010-2A A2 144A 0.867% 9/17/18 #—	2,295,000	2,310,819
Series 2012-1A A2 144A 0.697% 2/18/20 #—	7,930,000	7,959,404
Series 2012-2A A2 144A 0.647% 6/15/20 #—	13,065,000	13,080,404
Capital One Multi-Asset Execution Trust
Series 2006-A11 A11 0.257% 6/17/19 —	3,000,000	2,987,301
Series 2007-A1 A1 0.217% 11/15/19 —	8,080,000	8,013,615
Series 2007-A5 A5 0.207% 7/15/20 —	5,250,000	5,185,898
Series 2007-A7 A7 5.75% 7/15/20	665,000	764,026
Series 2013-A2 A2 0.347% 2/15/19 —	8,600,000	8,587,762
Series 2013-A3 A3 0.96% 9/16/19	6,125,000	6,094,718

Limited-Term Diversified Income Series-11

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal	Value
	Amount°	(U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Chase Funding Trust Asset-Backed
Series 2002-3 1A6 4.707% 6/25/32	3,772	$3,770
Chase Issuance Trust
Series 2007-A8 A 0.187% 3/15/17 —	2,250,000	2,246,706
Series 2007-B1 B1 0.417% 4/15/19 —	6,000,000	5,927,670
Series 2012-A2 A2 0.437% 5/15/19 —	12,000,000	11,986,572
Series 2012-A6 A 0.297% 8/15/17 —	7,850,000	7,840,290
Series 2012-A9 A9 0.317% 10/16/17 —	5,300,000	5,295,787
Series 2012-A10 A10 0.427% 12/16/19 —	3,815,000	3,798,580
Series 2013-A3 A3 0.447% 4/15/20 —	7,450,000	7,422,666
Series 2013-A4 A4 0.267% 5/15/17 —	5,938,000	5,932,240
Series 2013-A9 A 0.589% 11/16/20 —	6,000,000	6,000,000
Chesapeake Funding
Series 2012-1A A 144A 0.918% 11/7/23 #—	4,331,866	4,341,578
Series 2012-2A A 144A 0.615% 5/7/24 #—	3,870,532	3,864,428
Citibank Credit Card Issuance Trust
Series 2012-A1 A1 0.55% 10/10/17	3,349,000	3,345,296
Series 2013-A1 A1 0.264% 4/24/17 —	8,545,000	8,539,326
Series 2013-A2 A2 0.444% 5/26/20 —	4,880,000	4,857,225
Citibank Omni Master Trust
Series 2009-A14A A14 144A 2.917% 8/15/18 #—	10,075,000	10,227,183
Conseco Financial
Series 1997-6 A8 7.07% 1/15/29	109,067	112,535
Discover Card Execution Note Trust
Series 2010-A2 A2 0.747% 3/15/18 —	5,450,000	5,486,853
Series 2011-A4 A4 0.517% 5/15/19 —	1,000,000	1,000,347
Series 2012-A1 A1 0.81% 8/15/17	570,000	571,995
Series 2012-A4 A4 0.537% 11/15/19 —	13,135,000	13,136,602
Series 2012-A5 A5 0.367% 1/16/18 —	6,248,000	6,248,387
Series 2013-A1 A1 0.467% 8/17/20 —	8,925,000	8,954,051
Series 2013-A3 A3 0.347% 10/15/18 —	13,720,000	13,697,678
Series 2013-A5 A5 1.04% 4/15/19	5,250,000	5,245,049
Series 2013-A6 A6 0.617% 4/15/21 —	5,100,000	5,112,878
Enterprise Fleet Financing
Series 2012-1 A2 144A 1.14% 11/20/17 #	268,112	268,668
Series 2013-2 A2 144A 1.06% 3/20/19 #	6,100,000	6,109,943
Ford Credit Floorplan Master Owner Trust A
Series 2010-3 A2 144A 1.867% 2/15/17 #—	9,125,000	9,267,350
Series 2011-1 A2 0.767% 2/15/16 —	5,410,000	5,413,257
Series 2013-1 A2 0.547% 1/15/18 —	4,750,000	4,755,866
Ford Credit Floorplan Master Owner Trust A
Series 2013-3 A2 0.467% 6/15/17 —	2,000,000	1,997,298
GE Dealer Floorplan Master Note Trust
Series 2012-2 A 0.917% 4/22/19 —	16,930,000	17,070,739
Series 2012-4 A 0.607% 10/20/17 —	4,955,000	4,959,053
Series 2013-1 A 0.567% 4/20/18 —	10,440,000	10,447,266
GE Equipment Midticket
Series 2013-1 A3 0.95% 3/22/17	2,445,000	2,450,609
GE Equipment Transportation
Series 2013-1 A3 0.69% 11/25/16	6,780,000	6,776,929
Golden Credit Card Trust
Series 2012-3A A 144A 0.617% 7/17/17 #—	11,925,000	11,954,098
Series 2012-5A A 144A 0.79% 9/15/17 #	565,000	565,440
Series 2013-1A A 144A 0.417% 2/15/18 #—	7,850,000	7,836,522
Series 2013-2A A 144A 0.597% 9/15/18 #—	6,850,000	6,857,467
Gracechurch Card Funding
Series 2012-1A A1 144A 0.867% 2/15/17 #—	8,640,000	8,677,385
M&T Bank Auto Receivables Trust
Series 2013-1A A3 144A 1.06% 11/15/17 #	6,000,000	6,035,172
Master Credit Card Trust II
Series 2012-2A A 144A 0.78% 4/21/17 #	3,700,000	3,693,921
MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35 #—	3,817	3,831
MBNA Credit Card Master Note Trust
Series 2004-B1 B1 4.45% 8/15/16	2,525,000	2,544,319
Mercedes-Benz Auto Lease Trust
Series 2013-A A4 0.72% 12/17/18	1,545,000	1,545,817
Mercedes-Benz Master Owner Trust
Series 2012-BA A 144A 0.437% 11/15/16 #—	3,450,000	3,449,693
Motor
Series 2013-1A A1 144A 0.665% 2/25/21 #—	4,680,000	4,685,298
Navistar Financial Dealer Note Master Trust
2013-2 A 144A 0.845% 9/25/18 #—	6,000,000	6,024,126
Navistar Financial Owner Trust
Series 2012-A A2 144A 0.85% 3/18/15 #	310,753	310,780
Nissan Auto Receivables Owner Trust
Series 2013-C A3 0.67% 8/15/18	2,590,000	2,583,092

Limited-Term Diversified Income Series-12

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal	Value
	Amount°	(U.S. $)

NON-AGENCY ASSET-BACKED SECURITIES (continued)
Nissan Master Owner Trust Receivables
Series 2012-A A 0.637% 5/15/17 —	7,677,000	$7,699,317
Series 2013-A A 0.467% 2/15/18 —	3,995,000	3,994,141
Penarth Master Issuer
Series 2012-1A A1 144A 0.735% 3/18/14 #—	10,000,000	10,017,820
PFS Financing
Series 2012-AA A 144A 1.367% 2/15/16 #—	9,685,000	9,691,353
Series 2013-AA A 144A 0.717% 2/15/18 #—	5,480,000	5,476,559
Residential Asset Securities
Series 2006-KS3 AI3 0.335% 4/25/36 —	21,101	20,952
Trade MAPS 1
Series 2013-1A A 144A 0.87% 12/10/16 #—	7,750,000	7,764,260
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.567% 10/15/15 #—	1,977,000	2,002,330
Trinity Rail Leasing
Series 2012-1A A1 144A 2.266% 1/15/43 #	1,512,587	1,485,826
Volkswagen Credit Auto Master Owner Trust
Series 2011-1A Note 144A 0.847% 9/20/16 #—	11,640,000	11,722,888

Total Non-Agency Asset-Backed Securities (cost $449,595,927)		448,952,957

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS – 0.13%
American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35 —	32,791	32,742
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	40,228	41,632
Series 2005-6 7A1 5.50% 7/25/20	33,462	34,171
Countrywide Home Loan Mortgage Pass Through Trust
Series 2003-21 A1 2.807% 5/25/33 ¿—	6,700	6,716
Series 2003-46 1A1 2.636% 1/19/34 ¿—	6,964	6,977
Fannie Mae Connecticut Avenue Securities
2013-C01 M1 2.165% 10/25/23 —	1,594,409	1,601,687
GSMPS Mortgage Loan Trust
Series 1998-3 A 144A 7.75% 9/19/27 #—	10,090	10,608
MASTR ARM Trust
Series 2003-6 1A2 2.825% 12/25/33 —	5,930	5,901
Series 2005-6 7A1 5.196% 6/25/35 —	29,145	27,353
Washington Mutual Mortgage Pass Through Certificates
Series 2003-S10 A2 5.00% 10/25/18 ¿	15,233	15,666

Total Non-Agency Collateralized Mortgage Obligations (cost $1,762,442)		1,783,453

U.S. TREASURY OBLIGATIONS – 3.36%
U.S. Treasury Notes
0.25% 10/31/15 ¥	42,585,000	42,527,595
1.25% 11/30/18	1,690,000	1,653,956
1.50% 12/31/18	2,320,000	2,293,990

Total U.S. Treasury Obligations (cost $46,517,486)		46,475,541

SHORT-TERM INVESTMENTS – 12.65%
Repurchase Agreements – 2.38%
Bank of America Merril Lynch
0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $22,581,736 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14 -5/15/19; market value $23,033,377)	22,581,736	22,581,736
BNP Paribas
0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $10,344,922 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15 -10/31/15; market value $10,551,819)	10,344,919	10,344,919

		32,926,655

U.S. Treasury Obligations – 10.27% ≠
U.S. Treasury Bills
0.001% 1/2/14	8,655,227	8,655,227
0.001% 1/16/14	39,710,202	39,710,083
0.001% 1/30/14	14,491,500	14,491,355
0.033% 1/23/14	24,912,690	24,912,516
0.065% 4/24/14	41,971,478	41,964,133
0.093% 11/13/14	12,076,250	12,066,082

		141,799,396

Total Short-Term Investments (cost $174,726,057)		174,726,051

Limited-Term Diversified Income Series-13

Delaware VIP® Limited-Term Diversified Income Series
Schedule of investments (continued)

	Principal Amount°	Value (U.S. $)

SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Obligations≠ (continued)
U.S. Treasury Bills

TOTAL VALUE OF SECURITIES – 110.15% (cost $1,516,342,235)	$1,521,803,880

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2013, the aggregate value of Rule 144A securities was $293,436,294, which represents 21.24% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
—	Variable rate security. The rate shown is the rate as of Dec. 31, 2013. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Dec. 31, 2013.

The following futures contract was outstanding at Dec. 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(1,589) U.S. Treasury 10 yr Notes	$(199,118,738)	$(195,521,484)	3/21/14	$3,597,253

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values and foreign currency exchange contracts presented above represent the Series’ total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Series’ net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage Securities

MASTR – Mortgage Asset Securitization Transactions, Inc.

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage Investment Conduit

S.F. – Single Family

TBA – To be announced

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-14

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$1,347,077,829
Short-term investments, at value[2]	174,726,051
Receivables for securities sold	138,982,282
Dividends and Interest receivable	5,206,527
Receivables for fund shares sold	1,245,879
Variation margin receivable on futures contracts	273,109

Total assets	1,667,511,677

Liabilities:
Cash overdraft	10,746,760
Payable for securities purchased	273,509,383
Income distribution payable	337,859
Payables for fund shares redeemed	325,933
Other accrued expenses	155,911
Distribution fees payable	280,110
Investment management fees payable	555,625
Other affiliates payable	20,407
Trustees’ fees and expenses payable	12,844

Total liabilities	285,944,832

Total Net Assets	$1,381,566,845

Net Assets Consist of:
Paid-in capital	$1,395,323,154
Distribution in excess of net investment income	(614,182)
Accumulated net realized loss on investments	(22,201,025)
Net unrealized appreciation of investments and derivatives	9,058,898

Total Net Assets	$1,381,566,845

[1]Investments, at cost	$1,341,616,178
[2]Short-term investments, at cost	174,726,057

Net Asset Value
Standard Class :
Net assets	$50,161,125
Shares of beneficial interest outstanding, unlimited authorization, no par	5,089,236
Net asset value per share	$9.86

Service Class :
Net assets	$1,331,405,720
Shares of beneficial interest outstanding, unlimited authorization, no par	135,986,464
Net asset value per share	$9.79

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-15

Delaware VIP® Trust —

Delaware VIP Limited-Term Diversified Income Series

Statement of operations

 Year ended December 31, 2013

Investment Income:
Interest	$18,408,502
Dividends	176,062
Securities lending income	128

18,584,692

Expenses:
Management fees	6,002,326
Distribution expenses - Service Class	3,600,923
Accounting and administration expenses	484,473
Reports and statements to shareholders	135,387
Dividend disbursing and transfer agent fees and expenses	105,317
Legal fees	88,157
Trustees’ fees and expenses	64,529
Audit and tax	45,035
Custodian fees	33,522
Registration fees	23,525
Other	57,037

10,640,231
Less waived distribution expenses - Service Class	(600,153)

Total operating expenses	10,040,078

Net Investment Income	8,544,614

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	409,392
Foreign currencies	153,179
Foreign currency exchange contracts	(245,487)
Futures contracts	(9,450,579)
Swap contracts	(7,685,985)

Net realized loss	(16,819,480)

Net change in unrealized appreciation (depreciation) of:
Investments	(14,253,458)
Foreign currencies	(34,358)
Foreign currency exchange contracts	(62,157)
Futures contracts	3,693,603
Swap contracts	4,090,180

Net change in unrealized appreciation (depreciation)	(6,566,190)

Net Realized And Unrealized Loss	(23,385,670)

Net Decrease in Net Assets Resulting from Operations	$(14,841,056)

Delaware VIP Trust —

Delaware VIP Limited-Term Diversified Income Series

Statements of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,544,614	$7,633,657
Net realized gain (loss)	(16,819,480)	10,955,752
Net change in unrealized appreciation (depreciation)	(6,566,190)	7,605,110

Net increase (decrease) in net assets resulting from operations	(14,841,056)	26,194,519

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(708,516)	(812,024)
Service Class	(14,010,004)	(15,128,129)
Net realized gain:
Standard Class	(37,816)	(365,451)
Service Class	(833,593)	(7,897,175)
Return of capital:
Standard Class	(18,022)	—
Service Class	(481,548)	—

	(16,089,499)	(24,202,779)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	21,502,695	18,076,237
Service Class	285,128,285	226,323,904
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	768,646	1,172,488
Service Class	15,369,125	22,917,280

	322,768,751	268,489,909

Cost of shares redeemed:
Standard Class	(22,053,178)	(11,587,487)
Service Class	(66,498,366)	(61,915,226)

	(88,551,544)	(73,502,713)

Increase in net assets derived from capital share transactions	234,217,207	194,987,196

Net Increase in Net Assets	203,286,652	196,978,936

Net Assets:
Beginning of year	1,178,280,193	981,301,257

End of year (including undistributed (distributions in excess of) net investment income of $(614,182) and $3,900,166, respectively)	$1,381,566,845	$1,178,280,193

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-16

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Standard Class Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$10.120	$10.090	$10.150	$10.010	$9.190

Income (loss) from investment operations:
Net investment income[1]	0.092	0.095	0.119	0.193	0.358
Net realized and unrealized gain (loss)	(0.199)	0.183	0.171	0.248	0.809

Total from investment operations	(0.107)	0.278	0.290	0.441	1.167

Less dividends and distributions from:
Net investment income	(0.142)	(0.171)	(0.193)	(0.240)	(0.347)
Net realized gain	(0.007)	(0.077)	(0.157)	(0.061)	—
Return of capital	(0.004)	—	—	—	—

Total dividends and distributions	(0.153)	(0.248)	(0.350)	(0.301)	(0.347)

Net asset value, end of period	$9.860	$10.120	$10.090	$10.150	$10.010

Total return[2]	(1.06% )	2.78%	2.91%	4.45%	12.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$50,161	$51,194	$43,427	$39,362	$30,513
Ratio of expenses to average net assets	0.56%	0.57%	0.58%	0.60%	0.62%
Ratio of net investment income to average net assets	0.92%	0.93%	1.17%	1.90%	3.69%
Portfolio turnover	236%	284%	432%	443%	358%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-17

Delaware VIP® Limited-Term Diversified Income Series
Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Limited-Term Diversified Income Series Service Class Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$10.050	$10.020	$10.090	$9.940	$9.130

Income (loss) from investment operations:
Net investment income[1]	0.066	0.069	0.093	0.167	0.334
Net realized and unrealized gain (loss)	(0.199)	0.182	0.161	0.257	0.798

Total from investment operations	(0.133)	0.251	0.254	0.424	1.132

Less dividends and distributions from:
Net investment income	(0.116)	(0.144)	(0.167)	(0.213)	(0.322)
Net realized gain	(0.007)	(0.077)	(0.157)	(0.061)	—
Return of capital	(0.004)	—	—	—	—

Total dividends and distributions	(0.127)	(0.221)	(0.324)	(0.274)	(0.322)

Net asset value, end of period	$9.790	$10.050	$10.020	$10.090	$9.940

Total return[2]	(1.33% )	2.53%	2.56%	4.31%	12.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,331,406	$1,127,086	$937,874	$675,648	$371,429
Ratio of expenses to average net assets	0.81%	0.82%	0.83%	0.85%	0.87%
Ratio of expenses to average net assets prior to fees waived	0.86%	0.87%	0.88%	0.90%	0.92%
Ratio of net investment income to average net assets	0.67%	0.68%	0.92%	1.65%	3.44%
Ratio of net investment income to average net assets prior to fees waived	0.62%	0.63%	0.87%	1.60%	3.39%
Portfolio turnover	236%	284%	432%	443%	358%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Limited-Term Diversified Income Series-18

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Notes to financial statements

December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Limited-Term Diversified Income Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commerical mortgage securities and U.S. government agency mortagage securites, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting — Investment income and common expenses are allocated to the classes of the Series on the basis of “settled shares” of each class in relation to the net assets of the Series. Realized and unrealized gain (loss) on investments is allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

To Be Announced Trades (TBA) — The Series may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Series’ ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Series to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Series on such purchases until the securities are delivered; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Series’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Series generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of debt securities. The portion of gains (losses) is included in the statement of operations under the caption net realized gain (loss)

Limited-Term Diversified Income Series-19

Delaware VIP® Limited-Term Diversified Income Series
Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

on foreign currencies. The Series reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where as such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Series declares dividends daily from net investment income and pays such dividends monthly and declares and pays distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Series, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $60,529 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays DSC at the annual rate of 0.0075% of each Series’ average daily net assets. This amount is included in the statement of operations as dividend dispersing and transfer agent fees and expenses. For the year ended Dec. 31, 2013, the amount charged by DSC was $93,789. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2013 to Dec. 31, 2013 in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets*. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $42,971 for internal legal, tax and regulatory reporting services provided to the Series by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

Limited-Term Diversified Income Series-20

Delaware VIP® Limited-Term Diversified Income Series
Notes to financial statements (continued)

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$2,839,951,520
Purchases of U.S. government securities	209,325,086
Sales other than U.S. government securities	2,622,551,113
Sales of U.S. government securities	216,920,557

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$1,521,679,534	$14,634,233	$(14,509,887)	$124,346

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Agency, Asset-Backed & Mortgage-Backed Securities	$—	$649,027,522	$649,027,522
Corporate Debt	—	650,013,685	650,013,685
Municipal Bond	—	1,561,081	1,561,081
Short-Term Investments	—	174,726,051	174,726,051
U.S. Treasury Obligation	—	46,475,541	46,475,541

Total	$—	$1,521,803,880	$1,521,803,880

Futures Contracts	$3,597,253	$—	$3,597,253

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At Dec. 31, 2013, there were no Level 3 investments.

Limited-Term Diversified Income Series-21

Delaware VIP® Limited-Term Diversified Income Series
Notes to financial statements (continued)

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and Dec. 31, 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$15,589,929	$22,170,775
Long-term capital gain	—	2,032,004
Return of Capital	499,570	—

	$16,089,499	$24,202,779

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,395,323,154
Capital loss carryforwards	(13,542,796)
Other temporary differences	(337,859)
Unrealized appreciation	124,346

Net assets	$1,381,566,845

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, contingent payment debt instruments, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2013, the Series recorded the following reclassifications:

Distributions In Excess of Net Investment	Accumulated Net Realized Loss
$1,659,558	$(1,659,558)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$11,071,820	$2,470,976

Limited-Term Diversified Income Series-22

Delaware VIP® Limited-Term Diversified Income Series
Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	2,164,211	1,782,404
Service Class	28,956,214	22,457,572

Shares issued upon reinvestment of dividends and distributions:
Standard Class	77,281	115,711
Service Class	1,556,290	2,276,542

	32,753,996	26,632,229

Shares redeemed:
Standard Class	(2,213,121)	(1,141,836)
Service Class	(6,700,232)	(6,142,348)

	(8,913,353)	(7,284,184)

Net increase	23,840,643	19,348,045

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts

The Series may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Series may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Series may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Series could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Series’ maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty. No foreign currency contracts were outstanding at Dec. 31, 2013.

Futures Contracts

A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Series may use futures in the normal course of pursuing its investment objective. The Series may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Series deposits cash or pledges U.S. government securities to a broker,

Limited-Term Diversified Income Series-23

Delaware VIP® Limited-Term Diversified Income Series
Notes to financial statements (continued)

8. Derivatives (continued)

equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Series because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At Dec. 31, 2013, the Fund held futures contracts, which are reflected in the statement of assets and liabilities and statement of operations.

Swap Contracts

The Series may enter into CDS contracts in the normal course of pursuing its investment objective. The Series may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Series in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2013, the Series entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement for the year ended Dec. 31, 2013, the Series did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin is posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Series had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Series’ maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Series and the counterparty and by the posting of collateral by the counterparty to the Series to cover the Series’ exposure to the counterparty for trades entered prior to Dec. 31, 2013, and (2) trading these instruments through a central counterparty for trades entered on or after June 10, 2013. No CDS contracts were outstanding at Dec. 31, 2013.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Series terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Series during the year ended Dec. 31, 2013.

	Long Derivative Volume		Short Derivative Volume
Forward foreign currency exchange contracts (Average cost)	USD	624,455	USD	443,117
Futures contracts (Average notional value)		4,293,132		90,907,510
Swap contracts (Average notional value)*		17,070,496		—
	EUR	984,067		—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective

Limited-Term Diversified Income Series-24

Delaware VIP® Limited-Term Diversified Income Series
Notes to financial statements (continued)

9. Offsetting (continued)

for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivatives assets and liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$22,581,736	$ —	$22,581,736
Banque Paribus	10,344,919	—	10,344,919
Hong Kong Shanghai Bank	273,109	—	273,109

Total	$33,199,764	$ —	$33,199,764

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)

Bank of America Merrill Lynch	$22,581,736	$(22,581,736)	$ —	$ —	$ —	$ —
Banque Paribas	10,344,919	(10,344,919)	—	—	—	—
Hong Kong Shanghai Bank	273,109	—	—	—	—	273,109

Total	$33,199,764	$(32,926,655)	$ —	$ —	$ —	$273,109

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

Limited-Term Diversified Income Series-25

Delaware VIP® Limited-Term Diversified Income Series
Notes to financial statements (continued)

10. Securities Lending (continued)

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, the Series had no securities out on loan.

11. Credit and Market Risk

The Series invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Series’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Series may fail to recoup its initial investment in these securities even if the securities are rated in the highest rating categories

The Series invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s and Baa3 by Moody’s Investor Services, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Series invests in certain obligations held by the Series that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letter of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

12. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

Limited-Term Diversified Income Series-26

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP Limited-Term Diversified Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Limited-Term Diversified Income Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

Limited-Term Diversified Income Series-27

Delaware VIP® Trust — Delaware VIP Limited-Term Diversified Income Series
Other Series information (Unaudited)

Board Consideration of Delaware VIP Limited-Term Diversified Income Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Limited-Term Diversified Income Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Delaware VIP Trust and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all short-intermediate investment-grade debt funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-year period was in the third quartile of its Performance Universe. The report further showed that the Series’ total return for the three-year period was in the second quartile of its Performance Universe and the Series’ total return for the five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2014 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

Limited-Term Diversified Income Series-28

Delaware VIP® Limited-Term Diversified Income Series
Other Series information (Unaudited) (continued)

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series; management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the second breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Return of Capital (Tax Basis)	Total Distributions (Tax Basis)
96.90%	3.10%	100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) and (B) are based on a percentage of the Fund’s total distributions.

Limited-Term Diversified Income Series-29

Delaware Investments® Family of Funds

          Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)

INDEPENDENT TRUSTEES
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

Limited-Term Diversified Income Series-30

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011–Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President —Mergers & Acquisitions (January 2003– January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005– July 2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments

OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 - May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Limited-Term Diversified Income Series-31

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPLTD [12/13] BNY 19611 (2/14)	(12002)	Limited-Term Diversified Income Series-32

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Delaware VIP® Trust
Delaware VIP REIT Series
Annual report
December 31, 2013

Investments in Delaware VIP® REIT Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP REIT Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP REIT Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP REIT Series Standard Class shares returned +2.14%, and Service Class shares returned +1.92% (both figures reflect returns with all dividends reinvested). The Series’ benchmark, the FTSE NAREIT Equity REITs Index, returned +2.47%.

For the Series’ fiscal year, real estate investment trusts (REITs) turned in solid performance but their overall return obscured a significant amount of volatility beneath the market’s surface. For the first few months of the Series’ fiscal year, the REIT market benefited from extraordinarily loose monetary policies from the Federal Reserve. REITs can more easily finance their property acquisitions and business operations when interest rates are low, so these conditions helped the REIT market and especially sectors with longer leases, such as mall and healthcare operators.

REIT market conditions abruptly changed in late May 2013 when the Fed suggested it would taper its quantitative easing (QE) program. Fed officials essentially said that they would soon begin decreasing the dollar amount of monthly bond purchases that comprised its QE program. Interest rates increased as a result and REIT investors increasingly moved away from longer-duration companies toward shorter-duration sectors with less interest rate sensitivity. By September, the market correction had essentially erased all of REITs’ gains since the start of the Series’ fiscal year, but conditions improved in the remaining months and the REIT market finished the fiscal year with a modest gain.

Stock selection in the specialty REIT category was a factor in the Series’ underperformance relative to the benchmark; for instance, the Series’ position in American Tower, the country’s biggest operator of cellular towers, detracted from results. We continued to like American Tower for, what we view as, its solid business fundamentals and its potential for faster cash-flow growth in the year ahead; however, we recognized that the company’s shares were likely fully valued and sold the position.

Security selection in the healthcare REIT sector posed another setback for the Series relative to the index. Within this group, the Series was hampered by not owning a position in Omega Healthcare Investors, a strong-performing benchmark component. We declined to establish a position in this company because we saw other opportunities we believed represented better long-term investments.

In the industrial category, good stock picking and an overweight allocation had positive effects on the Series’ relative performance. First Industrial Realty Trust was a particularly favorable contributor. The stock, which has been experiencing a multiyear turnaround, began to show results as the company’s net operating income continued to rise. Its balance sheet and business fundamentals also improved, even as the company’s share value was well below that of its peers.

In absolute terms, the lodging sector was the benchmark’s strongest-performing group during the fiscal year. The Series’ allocation to the category – overweight that of the benchmark at fiscal year end – aided relative performance. In addition, the Series was helped by its holdings of Strategic Hotels & Resorts, an operator of high-end hotels. As the stock’s valuation rose, we scaled back the Series’ investment but maintained a sizeable position that reflected our constructive outlook for luxury hotel operators.

At the end of the Series’ fiscal year, the portfolio was positioned with a moderate bias toward economically sensitive sectors. This strategy included an overweight allocation to industrial and hotel REITs – two categories, in our opinion, with favorable business fundamentals and a lack of available supply, which we believe may give them the potential to generate good growth even in the face of rising interest rates.

Meanwhile, the portfolio was underweight in self-storage and healthcare REITs. Both categories have done quite well in recent years, and we believed their valuations were too high in relation to the companies’ cash-flow generation potential.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

REIT Series-1

Delaware VIP® Trust — Delaware VIP REIT Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP REIT Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on May 4, 1998)	+2.14%	+9.84%	+15.72%	+8.04%	+8.97%

Service Class shares (commenced operations on May 1, 2000)	+1.92%	+9.55%	+15.45%	+7.76%	+10.35%

FTSE NAREIT Equity REITs Index	+2.47%	+9.42%	+16.50%	+8.42%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.09%, while total operating expenses for Standard Class and Service Class shares were 0.84% and 1.14%, respectively. The management fee for Standard Class and Service Class shares was 0.75%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges or deferred sales charges. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations. A REIT fund’s tax status as a regulated investment company could be jeopardized if it holds real estate directly, as a result of defaults, or receives rental income from real estate holdings.

The Series may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Series may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

REIT Series-2

Delaware VIP® REIT Series

Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value
–– Delaware VIP REIT Series (Standard Class)	$10,000	$21,659
– –FTSE NAREIT Equity REITs Index	$10,000	$22,453

The chart shows a $10,000 investment in the Delaware VIP REIT Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the FTSE NAREIT Equity REITs Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The FTSE NAREIT Equity REITs Index measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber REITs.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

REIT Series-3

Delaware VIP® Trust — Delaware VIP REIT Series

Disclosure of Series expenses

For the six-month period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Fund return†
Standard Class	$1,000.00	$967.30	0.84%	$4.17
Service Class	1,000.00	966.50	1.09%	5.40
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,020.97	0.84%	$4.28
Service Class	1,000.00	1,019.71	1.09%	5.55

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

REIT Series-4

Delaware VIP® Trust — Delaware VIP REIT Series

Security type/sector allocation and top 10 equity holdings

As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type/sector	Percentage of net assets
Common Stock	99.27%
Diversified REITs	6.18%
Healthcare REITs	8.39%
Hotel REITs	9.99%
Industrial REITs	8.73%
Mall REITs	18.22%
Manufactured Housing REIT	0.75%
Multifamily REITs	13.20%
Office REITs	12.44%
Office/Industrial REITs	3.69%
Self-Storage REITs	4.42%
Shopping Center REITs	10.34%
Single Tenant REITs	1.74%
Specialty REIT	1.18%
Short-Term Investments	0.52%
Total Value of Securities	99.79%
Receivables and Other Assets Net of Liabilities	0.21%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of net assets
Simon Property Group	11.13%
ProLogis	5.36%
Equity Residential	4.20%
Vornado Realty Trust	4.03%
Host Hotels & Resorts	3.96%
Public Storage	3.43%
General Growth Properties	3.41%
Ventas	3.10%
AvalonBay Communities	2.88%
Boston Properties	2.85%

REIT Series-5

Delaware VIP® Trust — Delaware VIP REIT Series

Schedule of investments

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK – 99.27%
Diversified REITs – 6.18%
Cousins Properties	442,650	$4,559,295
Lexington Realty Trust	389,813	3,979,991
Vornado Realty Trust	180,393	16,017,094

		24,556,380

Healthcare REITs – 8.39%
HCP	186,260	6,764,963
Health Care REIT	55,050	2,949,028
Healthcare Realty Trust	120,712	2,572,373
Healthcare Trust of America Class A	347,746	3,421,821
LTC Properties	68,515	2,424,746
Sabra Health Care REIT	110,459	2,887,398
Ventas	215,024	12,316,575

		33,336,904

Hotel REITs – 9.99%
Hilton Worldwide Holdings †	108,350	2,410,787
Host Hotels & Resorts	808,958	15,726,144
LaSalle Hotel Properties	97,650	3,013,479
Pebblebrook Hotel Trust	134,230	4,128,915
RLJ Lodging Trust	176,725	4,297,952
Strategic Hotels & Resorts †	471,315	4,453,927
Summit Hotel Properties	137,444	1,236,996
Sunstone Hotel Investors	331,027	4,435,762

		39,703,962

Industrial REITs – 8.73%
DCT Industrial Trust	568,497	4,053,384
First Industrial Realty Trust	405,584	7,077,441
First Potomac Realty Trust	194,755	2,265,001
ProLogis	576,952	21,318,376

		34,714,202

Mall REITs – 18.22%
CBL & Associates Properties	213,861	3,840,944
General Growth Properties	674,621	13,539,643
Macerich	112,269	6,611,521
Simon Property Group	290,703	44,233,368
Taubman Centers	65,875	4,210,730

		72,436,206

Manufactured Housing REIT – 0.75%
Equity Lifestyle Properties	82,453	2,987,272

		2,987,272

Multifamily REITs – 13.20%
Apartment Investment & Management	156,595	4,057,376
AvalonBay Communities	96,714	11,434,496
BRE Properties	46,945	2,568,361
Camden Property Trust	85,896	4,885,764
Equity Residential	322,150	16,709,921
Essex Property Trust	46,945	6,737,077
Post Properties	75,725	3,425,042
UDR	113,325	2,646,139

		52,464,176

Office REITs – 12.44%
Boston Properties	112,690	11,310,695
Brandywine Realty Trust	510,775	7,196,820
Corporate Office Properties Trust	85,425	2,023,718
Douglas Emmett	319,650	7,444,649
Highwoods Properties	130,774	4,730,096
Kilroy Realty	109,475	5,493,455
SL Green Realty	121,788	11,250,775

		49,450,208

Office/Industrial REITs – 3.69%
Duke Realty	562,025	8,452,856
Liberty Property Trust	66,631	2,256,792
PS Business Parks	51,690	3,950,150

		14,659,798

Self-Storage REITs – 4.42%
Extra Space Storage	93,561	3,941,725
Public Storage	90,482	13,619,351

		17,561,076

Shopping Center REITs – 10.34%
DDR	624,046	9,591,587
Equity One	167,600	3,760,944
Federal Realty Investment Trust	33,539	3,401,190
Kimco Realty	388,894	7,680,657
Ramco-Gershenson Properties Trust	240,675	3,788,224
Regency Centers	156,814	7,260,488
Tanger Factory Outlet Centers	175,950	5,633,919

		41,117,009

Single Tenant REITs – 1.74%
National Retail Properties	70,372	2,134,383
Spirit Realty Capital	486,325	4,780,575

		6,914,958

Specialty REIT – 1.18%
EPR Properties	95,477	4,693,649

		4,693,649

Total Common Stock (cost $390,416,420)		394,595,800

	Principal Amount°
SHORT-TERM INVESTMENTS – 0.52%
U.S. Treasury Obligations – 0.52% ≠
U.S. Treasury Bills
0.033% 1/23/14	931,363	931,356
0.065% 4/24/14	1,117,635	1,117,439

Total Short-Term Investments (cost $2,048,751)		2,048,795

REIT Series-6

Delaware VIP® REIT Series

Schedule of investments (continued)

TOTAL VALUE OF SECURITIES – 99.79% (cost $392,465,171)	$396,644,595

≠ The rate shown is the effective yield at the time of purchase.

° Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

† Non income producing security.

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

REIT Series-7

Delaware VIP® Trust — Delaware VIP REIT Series
Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$394,595,800
Short-term investments, at value[2]	2,048,795
Dividends and interest receivable	1,908,576
Receivables for fund shares sold	68,479

Total assets	398,621,650

Liabilities:
Cash overdraft	661,556
Payables for fund shares redeemed	92,439
Investment management fees payable	256,621
Other accrued expenses	49,975
Distribution fees payable	43,119
Other affiliates payable	6,082
Trustees’ fees and expenses payable	4,037
Audit fees payable	27,735

Total liabilities	1,141,564

Total Net Assets	$397,480,086

Net Assets Consist of:
Paid-in capital	$438,562,906
Undistributed net investment income	5,671,584
Accumulated net realized loss on investments	(50,933,828)

Net unrealized appreciation of investments	4,179,424

Total Net Assets	$397,480,086

[1]Investments, at cost	$390,416,420
[2]Short-term investments, at cost	2,048,751

Net Asset Value:
Standard Class :
Net assets	$198,950,170
Shares of beneficial interest outstanding, unlimited authorization, no par	16,389,092
Net asset value per share	$12.14

Service Class :
Net assets	$198,529,916
Shares of beneficial interest outstanding, unlimited authorization, no par	16,380,658
Net asset value per share	$12.12

See accompanying notes, which are an integral part of the financial statements.

REIT Series-8

Delaware VIP® Trust —

Delaware VIP REIT Series

Statement of operations

Year ended December 31, 2013

Investment Income:
Dividends	$9,825,238
Interest	6,549
Securities lending income	5,692

9,837,479

Expenses:
Management fees	3,259,647
Distribution expenses - Service Class	651,890
Accounting and administration expenses	168,386
Reports and statements to shareholders	88,831
Dividend disbursing and transfer agent fees and expenses	36,745
Legal fees	30,311
Audit and tax	28,535
Trustees’ fees and expenses	22,744
Custodian fees	10,849
Registration fees	597
Other	14,335

4,312,870
Less waived distribution expenses - Service Class	(108,648)

Total operating expenses	4,204,222

Net Investment Income	5,633,257

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	38,912,749
Net change in unrealized appreciation (depreciation) of investments	(35,514,051)

Net Realized and Unrealized Gain	3,398,698

Net Increase in Net Assets Resulting from Operations	$9,031,955

Delaware VIP® Trust —

Delaware VIP REIT Series

Statements of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,633,257	$6,125,111
Net realized gain	38,912,749	51,815,756
Net change in unrealized appreciation (depreciation)	(35,514,051)	2,377,039

Net increase in net assets resulting from operations	9,031,955	60,317,906

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(3,394,927)	(3,110,535)
Service Class	(2,848,582)	(2,486,567)

	(6,243,509)	(5,597,102)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	13,339,471	20,191,345
Service Class	18,244,506	31,452,330
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	3,394,927	3,110,535
Service Class	2,848,582	2,486,567

	37,827,486	57,240,777

Cost of shares redeemed:
Standard Class	(29,873,578)	(28,314,564)
Service Class	(32,903,283)	(27,582,057)

	(62,776,861)	(55,896,621)

Increase (decrease) in net assets derived from capital share transactions	(24,949,375)	1,344,156

Net Increase (Decrease) in Net Assets	(22,160,929)	56,064,960

Net Assets:
Beginning of year	419,641,015	363,576,055

End of year (including undistributed net investment income of $5,671,584 and $6,281,836, respectively)	$397,480,086	$419,641,015

See accompanying notes, which are an integral part of the financial statements.

REIT Series-9

Delaware VIP® Trust — Delaware VIP REIT Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Standard Class Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$12.060	$10.470	$9.580	$7.750	$6.640

Income from investment operations:
Net investment income[1]	0.180	0.189	0.165	0.189	0.189
Net realized and unrealized gain	0.095	1.576	0.883	1.880	1.211

Total from investment operations	0.275	1.765	1.048	2.069	1.400

Less dividends and distributions from:
Net investment income	(0.195)	(0.175)	(0.158)	(0.239)	(0.290)

Total dividends and distributions	(0.195)	(0.175)	(0.158)	(0.239)	(0.290)

Net asset value, end of period	$12.140	$12.060	$10.470	$9.580	$7.750

Total return[2]	2.14%	16.94%	10.96%	26.98%	23.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198,950	$210,618	$187,545	$187,293	$148,975
Ratio of expenses to average net assets	0.84%	0.84%	0.85%	0.87%	0.89%
Ratio of net investment income to average net assets	1.42%	1.64%	1.64%	2.19%	3.13%
Portfolio turnover	97%	91%	108%	181%	183%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-10

Delaware VIP® REIT Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP REIT Series Service Class Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Net asset value, beginning of period	$12.040	$10.460	$9.580	$7.760	$6.620

Income from investment operations:
Net investment income[1]	0.148	0.160	0.140	0.167	0.174
Net realized and unrealized gain	0.098	1.570	0.876	1.877	1.230

Total from investment operations	0.246	1.730	1.016	2.044	1.404

Less dividends and distributions from:
Net investment income	(0.166)	(0.150)	(0.136)	(0.224)	(0.264)

Total dividends and distributions	(0.166)	(0.150)	(0.136)	(0.224)	(0.264)

Net asset value, end of period	$12.120	$12.040	$10.460	$9.580	$7.760

Total return[2]	1.92%	16.61%	10.62%	26.61%	23.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$198,530	$209,023	$176,031	$156,550	$124,673
Ratio of expenses to average net assets	1.09%	1.09%	1.10%	1.12%	1.14%
Ratio of expenses to average net assets prior to fees waived	1.14%	1.14%	1.15%	1.17%	1.19%
Ratio of net investment income to average net assets	1.17%	1.39%	1.39%	1.94%	2.88%
Ratio of net investment income to average net assets prior to fees waived	1.12%	1.34%	1.34%	1.89%	2.83%
Portfolio turnover	97%	91%	108%	181%	183%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

REIT Series-11

Delaware VIP® Trust — Delaware VIP REIT Series

Notes to financial statements

December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP REIT Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objectives of the Series are to seek maximum long-term total return, with capital appreciation as a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board).

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At Dec. 31, 2013, the Series had no outstanding repurchase agreements.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates during the year ended Dec. 31, 2013.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

REIT Series-12

Delaware VIP® REIT Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $21,038 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays DSC at the annual rate of 0.0075% of each Series’ average daily net assets. This amount is included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Dec. 31, 2013, the amount charged by DSC was $32,596. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees for the period from Jan. 1, 2013 to Dec. 31, 2013, in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets*. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $15,063 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$406,282,387
Sales	$423,901,434

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$404,202,770	$19,467,879	$(27,026,054)	$(7,558,175)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

REIT Series-13

Delaware VIP® REIT Series

Notes to financial statements (continued)

3. Investments (continued)

Level 1 -	inputsare quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 -

otherobservable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 -	inputsare significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$394,595,800	$—	$394,595,800
Short-Term Investments	—	2,048,795	2,048,795

Total	$394,595,800	$2,048,795	$396,644,595

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At Dec. 31, 2013, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, net short-term gains On sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and Dec. 31, 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$6,243,509	$5,597,102

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$438,562,906
Undistributed ordinary income	5,671,584
Capital loss carryforwards	(39,196,229)
Unrealized depreciation	(7,558,175)

Net assets	$397,480,086

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

The undistributed earnings for the Series may be subject to reclassification upon notice of the tax character of distributions received from investments in REITs.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $33,116,767 was utilized in 2013. Capital loss carryforwards remaining at Dec. 31, 2013 will expire as follows: $39,196,229 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital

REIT Series-14

Delaware VIP® REIT Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	1,048,206	1,744,415
Service Class	1,438,693	2,716,713
Shares issued upon reinvestment of dividends and distributions:
Standard Class	255,642	270,716
Service Class	214,502	216,223

	2,957,043	4,948,067

Shares redeemed:
Standard Class	(2,383,997)	(2,464,733)
Service Class	(2,631,460)	(2,408,176)

	(5,015,457)	(4,872,909)

Net increase (decrease)	(2,058,414)	75,158

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014. The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the period then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. At Dec. 31, 2013, the Series had no securities that require the provisions on offsetting.

9. Securities Lending

The Series, along with other funds in the Delaware Investments Family® of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

REIT Series-15

Delaware VIP® REIT Series

Notes to financial statements (continued)

9. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, the Series had no securities out on loan.

10. Credit and Market Risk

The Series concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Series holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Series is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2013, there were no Rule 144A securities held by the Fund and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

REIT Series-16

Delaware VIP® Trust — Delaware VIP REIT Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP REIT Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP REIT Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

REIT Series-17

Delaware VIP® Trust — Delaware VIP REIT Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP REIT Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP REIT Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one- and five-year periods was in the second quartile of its Performance Universe. The report further showed that the Series’ total return for the three- and ten-year periods was in the first quartile and third quartile, respectively, of its Performance Universe. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second highest expenses of its Expense Group. The Series’ total expenses were not in line with the Board’s objective. In evaluating total expenses, the Board considered 12b-1 waivers in place through April 2014 and various initiatives implemented by Management. The Board was satisfied with Management’s efforts to improve the Series’ total expense ratio and to bring it in line with the Board’s objective.

REIT Series-18

Delaware VIP® REIT Series

Other Series information (Unaudited) (continued)

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
100.00%

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

(A) is based on a percentage of the Series’ total distributions.

REIT Series-19

Delaware Investments® Family of Funds

Board of trustees / directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

INTERESTED TRUSTEES
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004-Present) Investment Manager — Morgan Stanley & Co. (January 1984-March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004-March 2011)	70	Director and Audit Committee Member —Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010-Present) President — Franklin & Marshall College (June 2002-July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)
Anthony D.Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990-Present)	70	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004-Present)	70	None

REIT Series-20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012-Present) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	70	Trust Manager — Camden Property Trust (2011-Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010-Present) Chief Administrative Officer (2008-2010) and Executive Vice President and Chief Administrative Officer (2007-2009) — PNC Financial Services Group	70	None
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-Present) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May1999-Present) Founder — P/E Investments (Hedge Fund) (September 1996-Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000-May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

REIT Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]
[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

[3]

David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPREIT [12/13] BNY 19612 (2/14)	(12002)	REIT Series-22

Delaware VIP® Trust
Delaware VIP Small Cap Value Series
Annual report
December 31, 2013

Investments in Delaware VIP® Small Cap Value Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP Small Cap Value Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP Small Cap Value Series Standard Class shares returned +33.50% and Service Class shares returned +33.17%. Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 2000® Value Index, returned +34.52%.

Small-cap value stocks pushed higher during the Series’ fiscal year, propelled largely by a relaxation of financial tensions in Europe, and continued economic growth in the United States.

Although there were hints that the U.S. Federal Reserve might soon remove the monetary punchbowl — delivered first by Fed Chairman Ben Bernanke in May and repeated by various Fed officials over subsequent weeks — quantitative easing (QE) remained in full-force through the end of the Series’ fiscal year. The rally picked up steam after mid-September when the Fed pleased financial markets by declining to lessen the dollar amount of its monthly bond-buying program. President Barack Obama’s nomination of Janet Yellen to succeed Ben Bernanke as Fed chair in January 2014 further bolstered the positive sentiment, given that Yellen is widely viewed as relatively accommodative on monetary policy where it concerns employment and inflation. That is to say, investors believe the Fed will likely continue favoring a policy of low interest rates, with fewer concerns about the inflationary potential of such a policy.

The Series benefited from its decision to underweight real estate investment trusts (REITs) and “defensive” stocks in general. The Series’ allocation to the capital spending and consumer services sectors also contributed to relative performance, although the Series’ stock selection within the consumer group was subpar.

We maintained a relatively neutral weighting to the strong-performing domestic banks sector, and stock selection within this group further boosted relative performance. However, our lack of exposure to asset management companies — with the notable exception of Boston Private Financial Holdings — detracted from relative performance, as did our ongoing underweight to what we viewed as highly leveraged and lower quality stocks. Finally, although biotechnology companies represented only a small portion of the Series’ benchmark, our total lack of exposure to the industry negatively affected relative performance. It is important to note, however, that most biotechnology companies generally have little or no earnings and only qualify for inclusion in a “value” index on the basis of the price-to-book value metric. Similarly, it has been the policy of the Series to minimize exposure to companies with higher levels of debt.

The Series benefited from its holdings in Saia, a Georgia-based trucking company that experienced strong revenue and earnings increases while it implemented cost controls. The stock more than doubled during the fiscal year as the successful implementation of those controls allowed for significant earnings’ gains despite relatively modest revenue growth. Although the Series continues to hold Saia shares, we scaled back the Series’ position in recent months.

The largest detractor from the Series’ performance during the fiscal year was Cirrus Logic, in part because of an overweight allocation to the stock. The company is heavily dependent on its main customer, Apple, which has insisted on price concessions from major suppliers. Combined with concerns over Apple’s longer-term growth profile, shares of Cirrus Logic fell sharply during the first half of the fiscal year. While Cirrus continued to boast a solid balance sheet and free-cash flow, many investors nonetheless discounted a lowering of earnings expectations in coming quarters. The stock has rebounded — not coincidentally, along with Apple — from its mid-summer lows; therefore, we continue to hold its shares in the Series’ portfolio.

As the fiscal year ended, we continued to apply our traditional higher-quality bias to the Series’ portfolio, with a particular emphasis on companies that, in our opinion, has the potential to generate free-cash flow, appeared to be in position to raise their dividend or buyback shares, and exhibited disciplined capital spending and acquisition strategies. Also in accordance with the Series’ long-held preferences, we continued to underweight companies that, in our view, were excessively levered.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.	Small Cap Value Series-1

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Small Cap Value Series

Average annual total returns

For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Dec. 27, 1993)	+33.50%	+14.48%	+21.21%	+10.22%	+11.49%
Service Class shares (commenced operations on May 1, 2000)	+33.17%	+14.20%	+20.91%	+9.94%	+11.76%
Russell 2000 Value Index	+34.52%	+14.49%	+17.63%	+8.61%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 1.06%, while total operating expenses for Standard Class and Service Class shares were 0.81% and 1.11%, respectively. The management fee for Standard Class and Service Class shares was 0.73%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series performance chart above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

Small Cap Value Series-2

Delaware VIP Small Cap Value Series

Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting Value	Ending Value

–– Delaware VIP Small Cap Value Series (Standard Class)	$10,000	$26,469
– –Russell 2000 Value Index	$10,000	$22,830

The chart shows a $10,000 investment in the Delaware VIP Small Cap Value Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the Russell 2000 Value Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Small Cap Value Series-3

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Disclosure of Series expenses

For the Six-Month Period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to December 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*

Actual Series return†
Standard Class	$1,000.00	$1,176.20	0.79%	$4.33
Service Class	1,000.00	1,174.90	1.04%	5.70

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.22	0.79%	$4.03
Service Class	1,000.00	1,019.96	1.04%	5.30

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Small Cap Value Series-4

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Security type/sector allocation and top 10 equity holdings

As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security Type/Sector	Percentage of Net Assets

Common Stock	99.83%
Basic Industry	10.22%
Business Services	1.37%
Capital Spending	10.89%
Consumer Cyclical	3.96%
Consumer Services	10.91%
Consumer Staples	0.52%
Energy	7.74%
Financial Services	21.26%
Healthcare	6.90%
Real Estate	6.21%
Technology	14.75%
Transportation	2.87%
Utilities	2.23%
Short-Term Investments	0.37%
Total Value of Securities	100.20%
Liabilities Net of Receivables and Other Assets	(0.20%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets

United Rentals	3.43%
East West Bancorp	2.41%
Whiting Petroleum	2.39%
Fuller (H.B.)	1.88%
Synopsys	1.77%
Chemtura	1.73%
Platinum Underwriters Holdings	1.70%
Helix Energy Solutions Group	1.62%
ITT	1.62%
Hancock Holding	1.46%

Small Cap Value Series-5

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Schedule of investments

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK – 99.83%
Basic Industry – 10.22%
Albemarle	191,500	$12,139,185
Berry Plastics Group†	524,100	12,468,339
Chemtura†	665,900	18,591,928
Cytec Industries	151,400	14,104,424
Fuller (H.B.)	389,000	20,243,560
Glatfelter	360,700	9,969,748
Kaiser Aluminum	173,200	12,165,568
Olin	285,900	8,248,215
Valspar	30,000	2,138,700

		110,069,667

Business Services – 1.37%
Brink’s	194,800	6,650,472
United Stationers	176,700	8,108,763

		14,759,235

Capital Spending – 10.89%
Actuant Class A	269,600	9,878,144
Altra Holdings@	359,500	12,302,090
Chicago Bridge & Iron	135,200	11,240,528
EnPro Industries†	115,100	6,635,515
ITT	400,600	17,394,052
MasTec†	99,000	3,239,280
Primoris Services	79,600	2,477,948
Regal-Beloit	163,300	12,038,476
Thermon Group Holdings†	185,000	5,056,050
United Rentals†	474,400	36,979,477

		117,241,560

Consumer Cyclical – 3.96%
Barnes Group	235,500	9,022,005
Dana Holdings	510,500	10,016,010
Knoll	323,100	5,915,961
Meritage Homes†	243,800	11,699,962
Standard Motor Products	161,900	5,957,920

		42,611,858

Consumer Services – 10.91%
Asbury Automotive Group†	60,400	3,245,896
Big Lots†	168,400	5,437,636
Brinker International	140,100	6,492,234
Cato Class A@	322,500	10,255,500
CEC Entertainment	93,000	4,118,040
Cheesecake Factory	212,800	10,271,856
Finish Line Class A	327,500	9,225,675
Genesco†	121,200	8,854,872
Guess	130,100	4,042,207
Hanesbrands	156,000	10,962,120
Madden (Steven)†	208,200	7,618,038
Meredith	190,900	9,888,620
Pier 1 Imports	305,600	7,053,248
Rent-A-Center	190,400	6,347,936
Stage Stores	310,525	6,899,866
Texas Roadhouse	243,300	6,763,740

		117,477,484

Consumer Staples – 0.52%
Pinnacle Foods	204,200	5,607,332

		5,607,332

Energy – 7.74%
Helix Energy Solutions Group†	752,700	17,447,586
Jones Energy Class A†	203,100	2,940,888
Patterson-UTI Energy	601,200	15,222,384
Southwest Gas	243,600	13,619,676
Stone Energy†	241,237	8,344,388
Whiting Petroleum†	416,800	25,787,416

		83,362,338

Financial Services – 21.26%
Bank of Hawaii	257,200	15,210,808
Boston Private Financial Holdings	641,000	8,089,420
Community Bank System@	372,400	14,776,832
CVB Financial	248,500	4,241,895
East West Bancorp	743,036	25,983,969
First Financial Bancorp	521,100	9,082,773
First Midwest Bancorp	431,200	7,558,936
Hancock Holding	429,200	15,743,056
Independent Bank@	297,800	11,670,782
Infinity Property & Casualty@	183,300	13,151,775
Main Street Capital	237,200	7,754,068
NBT Bancorp@	447,200	11,582,480
Platinum Underwriters Holdings	298,500	18,292,080
ProAssurance	128,500	6,229,680
S&T Bancorp@	228,500	5,783,335
Selective Insurance Group@	531,000	14,368,860
StanCorp Financial Group	100,000	6,625,000
Validus Holdings	220,321	8,876,733
Webster Financial	471,000	14,685,780
WesBanco@	286,600	9,171,200

		228,879,462

Healthcare – 6.90%
Cooper	53,700	6,650,208
Haemonetics†	220,900	9,306,517
Owens & Minor	225,550	8,246,108
Service International	613,800	11,128,194
STERIS	273,800	13,156,090
Teleflex	107,800	10,118,108
Universal Health Services Class B	77,300	6,281,398
VCA Antech†	299,400	9,389,184

		74,275,807

Real Estate – 6.21%
Alexander & Baldwin	235,971	9,847,070
Brandywine Realty Trust	683,133	9,625,344
Education Realty Trust	499,500	4,405,590
Healthcare Realty Trust	284,700	6,066,957
Highwoods Properties	270,900	9,798,453
Lexington Realty Trust	907,000	9,260,470
Ramco-Gershenson Properties Trust	371,700	5,850,558
Summit Hotel Properties	526,900	4,742,100

Small Cap Value Series-6

Delaware VIP® Small Cap Value Series

Schedule of investments (continued)

	Number of	Value
	Shares	(U.S. $)
COMMON STOCK (continued)
Real Estate (continued)
Washington Real Estate Investment Trust	311,300	$7,271,968

		66,868,510

Technology – 14.75%
Black Box@	160,802	4,791,900
Brocade Communications Systems†	1,278,100	11,336,747
Cirrus Logic†	512,200	10,464,246
CommScope Holding†	414,500	7,842,340
Compuware	1,186,400	13,299,544
Electronics for Imaging†	267,700	10,368,021
NetScout Systems†	274,500	8,122,455
ON Semiconductor†	1,365,700	11,253,368
Premiere Global Services@†	532,450	6,171,096
PTC†	434,400	15,373,416
RF Micro Devices†	977,700	5,044,932
Synopsys†	470,900	19,104,413
Tech Data†	199,000	10,268,400
Teradyne†	630,200	11,104,124
Vishay Intertechnology†	1,076,000	14,267,760

		158,812,762

Transportation – 2.87%
Kirby†	76,200	7,562,850
Matson	257,100	6,712,881
Saia†	211,750	6,786,588
Werner Enterprises	399,200	9,872,216

		30,934,535

Utilities – 2.23%
Black Hills	155,500	8,165,305
El Paso Electric	217,500	7,636,425
NorthWestern	189,800	8,222,136

		24,023,866

Total Common Stock (cost $673,925,105)		1,074,924,416

	Principal	Value
	Amount°	(U.S. $)
SHORT-TERM INVESTMENTS – 0.37%
Repurchase Agreements – 0.01%
Bank of America Merrill Lynch 0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $115,863 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14 -5/15/19; market value $118,180)	115,863	$115,863
BNP Paribas 0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $53,078 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15 -10/31/15; market value $54,140)	53,078	53,078

		168,941

U.S. Treasury Obligations – 0.36%≠
U.S. Treasury Bills
0.001% 1/2/14	99,590	99,590
0.001% 1/16/14	387,184	387,183
0.001% 1/30/14	57,931	57,931
0.033% 1/23/14	1,457,566	1,457,556
0.064% 4/24/14	1,797,356	1,797,041
0.093% 11/13/14	48,276	48,236

		3,847,537

Total Short-Term Investments (cost $4,016,413)		4,016,478

TOTAL VALUE OF SECURITIES – 100.20% (cost $677,941,518)		$1,078,940,894

@	Illiquid security. At Dec. 31, 2013, the aggregate value of illiquid securities was 114,025,850, which represents 10.59% of the Series’ net assets. See Note 10 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
†	Non income producing security.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-7

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value[1]	$1,074,924,416
Short-term investments, at value[2]	4,016,478
Cash	466,601
Dividends and interest receivable	970,000
Receivables for fund shares sold	232,306

Total assets	1,080,609,801

Liabilities:
Payables for fund shares redeemed	2,913,163
Investment management fees payable	646,717
Distribution fees payable to affiliates	150,024
Other accrued expenses	114,728
Other affiliates payable	16,075
Trustees’ fees and expenses payable	9,903

Total liabilities	3,850,610

Total Net Assets	$1,076,759,191

Net Assets Consist of:
Paid-in capital	$580,292,717
Undistributed net investment income	4,979,400
Accumulated net realized gain on investments	90,487,698
Net unrealized appreciation of investments	400,999,376

Total Net Assets	$1,076,759,191

[1]Investments, at cost	$673,925,105
[2]Short-term investments, at cost	4,016,413

Standard Class :
Net assets	$354,210,843
Shares of beneficial interest outstanding, unlimited authorization, no par	8,489,334
Net asset value per share	$41.72

Service Class :
Net assets	$722,548,348
Shares of beneficial interest outstanding, unlimited authorization, no par	17,375,957
Net asset value per share	$41.58

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-8

Delaware VIP® Trust —

Delaware VIP Small Cap Value Series

Statement of operations

Year ended December 31, 2013

Investment Income:
Dividends	$14,104,696
Securities lending income	16,818
Interest	9,912
Foreign tax withheld	(6,881)

14,124,545

Expenses:
Management fees	7,079,779
Distribution expenses - Service Class	1,982,004
Accounting and administration expenses	378,283
Reports and statements to shareholders	116,813
Dividends disbursing and transfer agent fees and expenses	82,517
Legal fees	66,057
Trustees’ fees and expenses	50,081
Audit and tax	28,415
Custodian fees	21,519
Registration fees	643
Other	30,985

9,837,096
Less waived distribution expenses - Service Class	(330,334)
Less expense paid indirectly	(1)

Total operating expenses	9,506,761

Net Investment Income	4,617,784

Net Realized and Unrealized Gain:
Net realized gain on investments	91,380,106
Net change in unrealized appreciation (depreciation) of investments	182,843,528

Net Realized and Unrealized Gain	274,223,634

Net Increase in Net Assets Resulting from Operations	$278,841,418

Delaware VIP Trust —

Delaware VIP Small Cap Value Series

Statements of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase in Net Assets from Operations:
Net investment income	$4,617,784	$5,618,434
Net realized gain	91,380,106	44,777,633
Net change in unrealized appreciation (depreciation)	182,843,528	59,875,763

Net increase in net assets resulting from operations	278,841,418	110,271,830

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(2,272,086)	(1,464,270)
Service Class	(3,415,698)	(2,154,131)
Net realized gain:
Standard Class	(14,406,343)	(17,285,890)
Service Class	(30,653,701)	(42,748,361)

	(50,747,828)	(63,652,652)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	49,391,226	40,283,795
Service Class	38,922,267	41,444,474
Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	16,678,429	18,750,160
Service Class	34,069,399	44,902,492

	139,061,321	145,380,921

Cost of shares repurchased:
Standard Class	(56,735,263)	(45,924,429)
Service Class	(97,953,661)	(104,302,837)

	(154,688,924)	(150,227,266)

Decrease in net assets derived from capital share transactions	(15,627,603)	(4,846,345)

Net Increase in Net Assets	212,465,987	41,772,833

Net Assets:
Beginning of year	864,293,204	822,520,371

End of year (including undistributed net investment income of $4,979,400 and $6,049,400, respectively)	$1,076,759,191	$864,293,204

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-9

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:
	Delaware VIP Small Cap Value Series Standard Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$33.140	$31.390	$31.960	$24.310	$18.630

Income (loss) from investment operations:
Net investment income[1]	0.238	0.265	0.181	0.149	0.160
Net realized and unrealized gain (loss)	10.368	3.982	(0.593)	7.673	5.712

Total from investment operations	10.606	4.247	(0.412)	7.822	5.872

Less dividends and distributions from:
Net investment income	(0.276)	(0.195)	(0.158)	(0.172)	(0.192)
Net realized gain	(1.750)	(2.302)	—	—	—

Total dividends and distributions	(2.026)	(2.497)	(0.158)	(0.172)	(0.192)

Net asset value, end of period	$41.720	$33.140	$31.390	$31.960	$24.310

Total return[2]	33.50%	13.90%	(1.33% )	32.27%	31.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$354,211	$271,272	$243,440	$316,960	$279,723
Ratio of expenses to average net assets	0.80%	0.81%	0.81%	0.83%	0.85%
Ratio of net investment income to average net assets	0.64%	0.82%	0.57%	0.56%	0.82%
Portfolio turnover	23%	14%	17%	10%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-10

Delaware VIP® Small Cap Value Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:
	Delaware VIP Small Cap Value Series Service Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$33.040	$31.300	$31.890	$24.280	$18.590

Income (loss) from investment operations:
Net investment income[1]	0.145	0.184	0.101	0.082	0.111
Net realized and unrealized gain (loss)	10.340	3.974	(0.600)	7.651	5.709

Total from investment operations	10.485	4.158	(0.499)	7.733	5.820

Less dividends and distributions from:
Net investment income	(0.195)	(0.116)	(0.091)	(0.123)	(0.130)
Net realized gain	(1.750)	(2.302)	—	—	—

Total dividends and distributions	(1.945)	(2.418)	(0.091)	(0.123)	(0.130)

Net asset value, end of period	$41.580	$33.040	$31.300	$31.890	$24.280

Total return[2]	33.17%	13.63%	(1.59% )	31.92%	31.56%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$722,548	$593,021	$579,080	$593,856	$469,308
Ratio of expenses to average net assets	1.05%	1.06%	1.06%	1.08%	1.10%
Ratio of expenses to average net assets prior to fees waived	1.10%	1.11%	1.11%	1.13%	1.15%
Ratio of net investment income to average net assets	0.39%	0.57%	0.32%	0.31%	0.57%
Ratio of net investment income to average net assets prior to fees waived	0.34%	0.52%	0.27%	0.26%	0.52%
Portfolio turnover	23%	14%	17%	10%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Small Cap Value Series-11

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Notes to financial statements

December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Small Cap Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Small Cap Value Series-12

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction. There were no commission rebates during the year ended Dec. 31, 2013.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned $1 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Series, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $47,262 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays DSC fees at the annual rate of 0.0075% of the Series’ average daily net assets. This amount is included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Dec. 31, 2013, the amount charged by DSC was $73,231. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2013 through Dec. 31, 2013* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $34,573 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$219,223,455
Sales	252,404,923

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$678,727,678	$416,622,276	$(16,409,060)	$400,213,216

Small Cap Value Series-13

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

3. Investments (continued)

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)
Level 3 –	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$1,074,924,416	$—	$1,074,924,416
Short-Term Investments	—	4,016,478	4,016,478

Total	$1,074,924,416	$4,016,478	$1,078,940,894

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets.

At Dec. 31, 2013, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and ended Dec. 31, 2012 was as follows:

	Year	Year
	ended	ended
	12/31/13	12/31/12
Ordinary income	$5,687,784	$6,260,483
Long-term capital gain	45,060,044	57,392,169

	$50,747,828	$63,652,652

Small Cap Value Series-14

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$580,292,717
Undistributed ordinary income	12,257,688
Undistributed long-term capital gains	83,995,570
Unrealized appreciation	400,213,216

Net assets	$1,076,759,191

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/13	Year ended 12/31/12
Shares sold:
Standard Class	1,345,437	1,245,095
Service Class	1,050,555	1,284,159
Shares issued upon reinvestment of dividends and distributions:
Standard Class	498,012	592,422
Service Class	1,019,126	1,420,516

	3,913,130	4,542,192

Shares redeemed:
Standard Class	(1,540,241)	(1,407,657)
Service Class	(2,644,204)	(3,255,880)

	(4,184,445)	(4,663,537)

Net decrease	(271,315)	(121,345)

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offsetwith the counterparty

Small Cap Value Series-15

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

8. Offsetting (continued)

certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$115,863	$—	$115,863
Banque Paribus	53,078	—	53,078

Total	$168,941	$—	$168,941

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$115,863	$(115,863)	$—	$—	$—	$—
Banque Paribas	53,078	(53,078)	—	—	—	—

Total	$168,941	$(168,941)	$—	$—	$—	$—

aNet represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. In October 2008, BNY Mellon transferred certain distressed securities from the Series’ previous collateral investment pool into the Mellon GSL Reinvestment Trust II. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust or another collateral investment pool. This could occur if an investment in a collateral investment pool defaulted or if it were necessary to liquidate assets in the collateral investment pool to meet returns on outstanding security loans at a time when the collateral investment pool’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the collateral investment pool that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

Small Cap Value Series-16

Delaware VIP® Small Cap Value Series

Notes to financial statements (continued)

At Dec. 31, 2013, the Series had no securities out on loan.

10. Credit and Market Risk

The Series invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2013, there were no Rule 144A securities held by the Series. Illiquid securities have been identified in the schedule of investments.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

Small Cap Value Series-17

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP Small Cap Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Small Cap Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2014

Small Cap Value Series-18

Delaware VIP® Trust — Delaware VIP Small Cap Value Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP Small Cap Value Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Small Cap Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

Lipper currently classifies the Series as a small-cap value fund. However, Management believes that it would be more appropriate to include the Series in the small-cap core funds category. Accordingly, the Lipper report prepared for the Series compares the Series’ performance to two separate Performance Universes – one consisting of all small-cap core funds underlying variable insurance products, and the other consisting of all small-cap value funds underlying variable insurance products. When compared to other small-cap core and small-cap value funds, the Lipper report comparison showed that the Series’ total return for the one-year period was in the fourth quartile of its Performance Universe. The report further showed that the Series’ total return for the three-, five- and ten-year periods was in the first quartile of both Performance Universes. The Board observed that the Series’ one-year performance was not in line with the Board’s objective. In evaluating the Series’ performance, the Board considered the Series’ longer-term performance results, which were quite strong. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

Small Cap Value Series-19

Delaware® VIP Small Cap Value Series

Other Series information (Unaudited) (continued)

When compared to other small-cap core funds, the expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Series showed that the actual management fee was in the quartile with the lowest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
88.79%	11.21%	100.00%	99.96%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on a percentage of the Series’ ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Small Cap Value Series-20

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)

Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.

John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)

Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None

Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

Small Cap Value Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012– Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011–Present)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008– 2010) and Executive Vice President and Chief Administrative Officer (2007– 2009) — PNC Financial Services Group	70	None

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003– January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999– Present) Founder — P/E Investments (Hedge Fund) (September 1996– Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000–May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005– February 2012; General Counsel and Chief Legal Officersince October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Small Cap Value Series-22

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 Officer October 1963	Senior Vice President and Chief Financial	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

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Delaware VIP® Trust
Delaware VIP U.S. Growth Series
Annual report
December 31, 2013

Investments in Delaware VIP® U.S. Growth Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP U.S. Growth Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP U.S. Growth Series Standard shares returned +34.75% and Service shares returned +34.44% Both figures reflect all distributions reinvested. For the same period, the Series’ benchmark, the Russell 1000® Growth Index, returned +33.48%.

The Series’ fiscal year was generally a positive one for U.S. equity markets as the S&P 500® Index gained 32% and the Dow Jones Industrial Average gained 30%. The trend outside the United States was mixed, as the MSCI EAFE Index (net) rose 23% while emerging markets struggled — the MSCI Emerging Markets Index (net), for example, returned -3%. Overall, in spite of relatively subdued economic conditions and mounting U.S. fiscal policy uncertainty, many investors appeared to embrace riskier assets. (Source: Bloomberg.)

Despite investors’ reactions to the possibility that the Federal Reserve would scale back its asset purchases (which it then declined to do on Sept. 18) the U.S. economy continued to experience moderate momentum as the fiscal year progressed. Employment and housing statistics generally showed strength, while manufacturing and aspects of consumer demand were more challenged.

As the fiscal year concluded, a series of important, market-moving news events included: the city of Detroit filed for bankruptcy in July 2013; the U.S. engaged in the Syrian chemical weapons saga, which raised the specter of another war in the Middle East; and the federal government shut down many of its nonessential activities. U.S. equities reacted to the news flow, generally experiencing up-down-up months, but ultimately continuing their advance, amid a rebound in international developed and emerging market stocks.

Strong relative performance in the financial services and consumer staples sectors was partially offset by weak relative performance in the technology and producer durables sectors.

Celgene, which was added to the Series in November 2012, was one of the strongest contributors to performance during the fiscal year. The company, a leading player in the treatment of blood cancers, has a growing product pipeline in breast, lung, and pancreatic cancers. During the fiscal year, the FDA approved its drug within the pancreatic cancer segment. This could be meaningful both for the company and patient community. Additionally, in our view, Celgene appears poised to benefit from growth prospects, which may be driven if additional indications of its drugs occur, increased usage of existing drugs occurs, and if international growth opportunities are realized.

Teradata, a mid-sized database software company that specializes in aggregating data for business analytics and decision-making, detracted from performance during the fiscal year. The stock declined amid concerns about a difficult information technology spending environment when the company reported financial results that missed investor expectations. Despite these concerns, we believe the issues are likely transitory as Teradata continued to sign up new clients and grow its existing client business. Furthermore, the company continued to benefit from the market’s overall favorable view of the cloud computing and business analytics industry. We believe the company may be well-positioned in a technology spending environment that appears focused on making technology buys with a definable return on investment.

We remain consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.
U.S. Growth Series-1

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling
800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP U.S. Growth Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on Nov. 15, 1999)	+34.75%	+19.01%	+22.44%	+7.96%	+2.64%
Service Class shares (commenced operations on May 1, 2000)	+34.44%	+18.78%	+22.15%	+7.71%	+1.84%
Russell 1000 Growth Index	+33.48%	+16.45%	+20.39%	+7.83%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.99%, while total operating expenses for Standard Class and Service Class shares were 0.74% and 1.04%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data does not reflect insurance fees related to a variable annuity or variable life investment or the deferred sales charge that would apply to certain withdrawals of investments held for fewer than eight years. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

U.S. Growth Series-2

Delaware VIP® U.S. Growth Series

Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value
— Delaware VIP U.S Growth Series (Standard Class )	$10,000	$21,519
— Russell 1000 Growth Index	$10,000	$21,246

The chart shows a $10,000 investment in the Delaware VIP U.S. Growth Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the Russell 1000 Growth Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, which is mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The Dow Jones Industrial Average, which is mentioned on page 1, is an often-quoted market indicator that comprises 30 widely held blue-chip stocks.

The MSCI EAFE Index, which is mentioned on page 1, measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI Emerging Markets Index, which is mentioned on page 1, measures equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

U.S. Growth Series-3

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Disclosure of Series expenses

For the Six-Month Period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Series return†
Standard Class	$1,000.00	$1,221.20	0.75%	$4.20
Service Class	1,000.00	1,220.60	1.00%	5.60
Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.42	0.75%	$3.82
Service Class	1,000.00	1,020.16	1.00%	5.09

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

U.S. Growth Series-4

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Security type/sector allocation and top 10 equity holdings

As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security Type/sector	Percentage of Net Assets
Common Stock²	98.17%
Consumer Discretionary	19.00%
Consumer Staples	4.07%
Energy	8.50%
Financial Services	20.03%
Healthcare	13.34%
Materials & Processing	1.88%
Technology	31.35%
Warrant	0.11%
Short-Term Investments	1.15%
Total Value of Securities	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%

² Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

To monitor compliance with the Series’ concentration guidelines as described in the Series’ Prospectus and Statement of Additional Information, the Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act) such as computers, internet, semiconductors, software and telecommunications. As of 12/31/13 such amounts, as percentage of total net assets, were 3.75%, 7.01%, 4.56%, 11.47% and 4.56% respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentage in the “Technology sector” for financial reporting purposes may exceed 25%.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
MasterCard Class A	5.94%
Visa Class A	5.91%
Celgene	5.00%
Liberty Interactive Class A	4.87%
EOG Resources	4.70%
Google Class A	4.68%
QUALCOMM	4.56%
Crown Castle International	4.56%
priceline.com	4.13%
Walgreen	4.06%

U.S. Growth Series-5

Delaware VIP® Trust – Delaware VIP U.S. Growth Series

Schedule of investments

December 31, 2013

	Number of Shares	Value (U.S. $)
COMMON STOCK – 98.17% ²
Consumer Discretionary – 19.00%
eBay †	265,400	$14,567,806
L Brands	268,275	16,592,809
Liberty Interactive Class A †	810,900	23,799,911
NIKE Class B	143,675	11,298,602
priceline.com †	17,350	20,167,640
Sally Beauty Holdings †	211,275	6,386,843

		92,813,611

Consumer Staples – 4.07%
Walgreen	345,575	19,849,828

		19,849,828

Energy – 8.50%
EOG Resources	136,725	22,947,924
Kinder Morgan	516,255	18,585,180

		41,533,104

Financial Services – 20.03%
CME Group	134,300	10,537,178
IntercontinentalExchange Group	71,150	16,003,058
MasterCard Class A	34,750	29,032,235
Progressive	491,025	13,390,252
Visa Class A	129,675	28,876,029

		97,838,752

Healthcare – 13.34%
Allergan	170,500	18,939,140
Celgene †	144,625	24,435,840
Novo Nordisk ADR	63,650	11,759,974
Perrigo	65,175	10,001,756

		65,136,710

Materials & Processing – 1.88%
Syngenta ADR	114,700	9,169,118

		9,169,118

Technology – 31.35%
Adobe Systems †	316,125	18,929,565
Apple	17,485	9,811,008
Crown Castle International †	303,150	22,260,305
Google Class A †	20,400	22,862,484
Intuit	196,850	15,023,592
Microsoft	484,325	18,128,285
QUALCOMM	299,975	22,273,144
Teradata †	186,575	8,487,297
VeriFone Systems †	147,725	3,961,985
VeriSign †	189,975	11,356,706

		153,094,371

Total Common Stock (cost $313,286,408)		479,435,494

WARRANT – 0.11%
Kinder Morgan CW17 strike price $40.00, expiration date 5/25/17 †	135,695	550,922

Total Warrant (cost $263,209)		550,922

	Principal Amount°

SHORT-TERM INVESTMENTS – 1.15%
Repurchase Agreements – 0.31%
Bank of America Merrill Lynch 0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $1,024,842 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14 -5/15/19; market value $1,045,340)	1,024,842	1,024,842
BNP Paribas 0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $469,491 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15 -10/31/15; market value $478,880)	469,491	469,491

		1,494,333

U.S. Treasury Obligations – 0.84%≠
U.S. Treasury Bills
0.001% 1/2/14	387,549	387,549
0.001% 1/16/14	1,698,034	1,698,029
0.001% 1/30/14	512,421	512,416
0.033% 1/23/14	303,837	303,835
0.065% 4/24/14	791,622	791,483
0.093% 11/13/14	427,018	426,658

		4,119,970

Total Short-Term Investments (cost $5,614,332)		5,614,303

TOTAL VALUE OF SECURITIES – 99.43% (cost $319,163,949)	$485,600,719

²	Narrrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.
†	Non income producing security.
ADR	– American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-6

Delaware VIP® Trust — Delaware VIP U.S. Growth Series
Statement of assets and liabilities December 31, 2013	December 31, 2013

Assets:
Investments, at value[1]	$479,986,416
Short-term investments, at value[2]	5,614,303
Cash	81,073
Receivable for securities sold	3,013,597
Dividends and interest receivable	385,816
Receivable for fund shares sold	11,151

Total assets	489,092,356

Liabilities:
Payable for fund shares redeemed	293,551
Investment management fees payable	264,453
Distribution fees payable	71,541
Other accrued expenses	70,699
Other affiliates payable	7,115
Trustees’ fees and expenses payable	4,477

Total liabilities	711,836

Total Net Assets	$488,380,520

Net Assets Consist of:
Paid-in capital	$289,287,493
Undistributed net investment income	370,713
Undistributed net realized gain	32,285,544
Net unrealized appreciation of investments	166,436,770

Total Net Assets	$488,380,520

[1]Investments, at cost	$313,549,617
[2]Short-term investments, at cost	5,614,332

Standard Class :
Net assets	$145,085,955
Shares of beneficial interest outstanding, unlimited authorization, no par	11,037,743
Net asset value per share	$13.14

Service Class :
Net assets	$343,294,565
Shares of beneficial interest outstanding, unlimited authorization, no par	26,519,556
Net asset value per share	$12.94

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-7

Delaware VIP® Trust —

Delaware VIP U.S. Growth Series

Statement of operations

Year Ended December 31, 2013

Investment Income:
Dividends	$4,449,330
Interest	3,917
Securities lending income	123
Foreign tax withheld	(69,232)

4,384,138

Expenses:
Management fees	2,841,625
Distribution expenses - Service Class	940,057
Accounting and administration expenses	169,369
Reports and statements to shareholders	69,669
Dividend disbursing and transfer agent fees and expenses	36,858
Legal fees	32,057
Audit and tax	27,455
Trustees’ fees and expenses	22,513
Custodian fees	9,590
Registration fees	641
Other	13,747

4,163,581
Less waived distribution expenses - Service Class	(156,676)

Total operating expenses	4,006,905

Net Investment Income	377,233

Net Realized and Unrealized Gain:
Net realized gain on investments	36,770,110
Net change in unrealized appreciation (depreciation) of investments	93,100,213

Net Realized and Unrealized Gain	129,870,323

Net Increase in Net Assets Resulting from Operations	$130,247,556

Delaware VIP Trust—

Delaware VIP U.S. Growth Series

Statements of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase in Net Assets from Operations:
Net investment income	$377,233	$784,440
Net realized gain	36,770,110	28,592,524
Net change in unrealized appreciation (depreciation)	93,100,213	21,728,815

Net increase in net assets resulting from operations	130,247,556	51,105,779

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(404,178)	—
Service Class	(386,177)	—
Net realized gain:
Standard Class	(4,435,329)	—
Service Class	(11,502,548)	—

	(16,728,232)	—

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	9,203,707	7,676,222
Service Class	17,206,788	75,539,546

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	725,712	—
Service Class	11,888,724	—

	39,024,931	83,215,768

Cost of shares redeemed:
Standard Class	(3,040,512)	(3,443,680)
Service Class	(49,165,070)	(66,766,421)

	(52,205,582)	(70,210,101)

Increase (decrease) in net assets derived from capital share transactions	(13,180,651)	13,005,667

Net Increase in Net Assets	100,338,673	64,111,446

Net Assets:
Beginning of year	388,041,847	323,930,401

End of year (including undistributed net investment income of $370,713 and $783,835, respectively)	$488,380,520	$388,041,847

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-8

Delaware VIP® Trust—Delaware VIP U.S. Growth Series

Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Standard Class
	12/31/13	12/31/12	Year ended 12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$10.170	$8.750	$8.150	$7.160	$5.010

Income from investment operations:
Net investment income[1]	0.030	0.039	0.012	0.023	0.007
Net realized and unrealized gain	3.395	1.381	0.610	0.972	2.157

Total from investment operations	3.425	1.420	0.622	0.995	2.164

Less dividends and distributions from:
Net investment income	(0.038)	—	(0.022)	(0.005)	(0.014)
Net realized gain	(0.417)	—	—	—	—

Total dividends and distributions	(0.455)	—	(0.022)	(0.005)	(0.014)

Net asset value, end of period	$13.140	$10.170	$8.750	$8.150	$7.160

Total return[2]	34.75%	16.23%	7.63%	13.90%	43.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$145,086	$106,069	$87,389	$159,857	$151,611
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.75%	0.75%
Ratio of net investment income to average net assets	0.27%	0.40%	0.13%	0.31%	0.12%
Portfolio turnover	20%	35%	43%	26%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-9

Delaware VIP® U.S. Growth Series

Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP U.S. Growth Series Service Class
	12/31/13	12/31/12	Year ended 12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$10.030	$8.650	$8.050	$7.090	$4.960

Income (loss) from investment operations:
Net investment income (loss)[1]	0.002	0.014	(0.010)	0.005	(0.008)
Net realized and unrealized gain	3.339	1.366	0.614	0.955	2.138

Total from investment operations	3.341	1.380	0.604	0.960	2.130

Less dividends and distributions from:
Net investment income	(0.014)	—	(0.004)	—	—
Net realized gain	(0.417)	—	—	—	—

Total dividends and distributions	(0.431)	—	(0.004)	—	—

Net asset value, end of period	$12.940	$10.030	$8.650	$8.050	$7.090

Total return[2]	34.44%	15.95%	7.50%	13.54%	42.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$343,295	$281,973	$236,541	$127,526	$64,683
Ratio of expenses to average net assets	0.99%	0.99%	0.99%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived	1.04%	1.04%	1.04%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.02%	0.15%	(0.12%)	0.06%	(0.13%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.03%)	0.10%	(0.17%)	0.01%	(0.18%)
Portfolio turnover	20%	35%	43%	26%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

U.S. Growth Series-10

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Notes to financial statements

December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP U.S. Growth Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq) are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Series may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Series values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Series may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements. In regards to foreign taxes only, the Series has open tax years in certain foreign countries it invests in that may date back to the inception of the Series.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Series is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Series’ understanding of the applicable country’s tax rules and rates. The Series declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $162 for the year ended Dec. 31, 2013. In general,

U.S. Growth Series-11

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $21,161 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays DSC fees at the annual rate of 0.0075% of the Series average daily net assets. These amounts are included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Dec. 31, 2013, the amount charged by DSC was $32,788. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2013 through Dec. 31, 2013* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $14,910 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$87,389,125
Sales	$123,487,212

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$321,411,215	$168,140,463	$(3,950,959)	$164,189,504

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs

U.S. Growth Series-12

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

3. Investments (continued)

reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-level hierarchy of inputs is summarized below.

Level 1 –	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2 –

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$479,435,494	$—	$479,435,494
Warrant	550,922	—	550,922
Short-Term Investments	—	5,614,303	5,614,303

Total	$479,986,416	$5,614,303	$485,600,719

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At Dec. 31, 2013, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and ended Dec. 31, 2012 was as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Ordinary income	$790,355	$—
Long-term capital gain	15,937,877	—

	$16,728,232	$—

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$289,287,493
Undistributed ordinary income	2,073,654
Undistributed long-term capital gains	32,829,869
Unrealized appreciation	164,189,504

Net assets	$488,380,520

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

U.S. Growth Series-13

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended 12/31/13	Year Ended 12/31/12
Shares sold:
Standard Class	799,387	793,506
Service Class	1,521,522	7,956,850

Shares issued upon reinvestment of dividends and distributions:
Standard Class	68,528	—
Service Class	1,138,767	—

	3,528,204	8,750,356

Shares redeemed:
Standard Class	(257,716)	(350,651)
Service Class	(4,264,038)	(7,183,866)

	(4,521,754)	(7,534,517)

Net increase (decrease)	(993,550)	1,215,839

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series, along with other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Derivatives

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

U.S. Growth Series-14

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

8. Derivatives (continued)

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America	$1,024,842	$—	$1,024,842
Banque Paribus	469,491	—	469,491

Total	$1,494,333	$—	$1,494,333

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America	$1,024,842	$(1,024,842)	$—	$—	$—	$—
Banque Paribas	469,491	(469,491)	—	—	—	—

Total	$1,494,333	$(1,494,333)	$—	$—	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series, or at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s

U.S. Growth Series-15

Delaware VIP® U.S. Growth Series

Notes to financial statements (continued)

9. Securities Lending (continued)

net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, the Series had no securities out on loan.

10. Credit and Market Risk

The Series may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 15% limit on investments in illiquid securities. As of Dec. 31, 2013, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

U.S. Growth Series-16

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP U.S. Growth Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP U.S. Growth Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

U.S. Growth Series-17

Delaware VIP® Trust — Delaware VIP U.S. Growth Series

Other Series information (Unaudited)

Board Consideration of Delaware VIP U.S. Growth Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP U.S. Growth Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all large-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-, three- and five-year periods was in the first quartile of its Performance Universe. The report further showed that the Series’ total return for the ten-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the lowest expenses of the Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

U.S. Growth Series-18

Delaware VIP® U.S. Growth Series

Other Series information (Unaudited) (continued)

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. Although the Series has not reached a size at which the advantages of breakpoints would be realized, the Board recognized that the fee was structured so that when the Series grows, economies of scale may be shared.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Long-Term Captial Gain Distributions (Tax Basis)	(B) Ordinary Income Distributions* (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
95.28%	4.72%	100.00%	100.00%

(A) and (B) are based on a percentage of the Series’ total distributions.

(C) is based on the Series’ ordinary income distributions.

1Qualified dividends represent dividends which qualify for the corporate dividends received deduction.

U.S. Growth Series-19

Delaware Investments® Family of Funds

        Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103	Trustee	Since January 2001	President Drexel University (August 2010–Present)	70	Board of Governors Member — NASDAQ OMX PHLX LLC

May 1960			President — Franklin & Marshall College (June 2002–July 2010)		Director and Audit Committee Member — Community Health Systems
					Director — Ecore International (2009–2010)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

U.S. Growth Series-20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present)	70	Trust Manager — Camden Property Trust (2011–Present)

January 1956			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None

Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000–May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]

David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

U.S. Growth Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]

[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

U.S. Growth Series-22

Delaware VIP® Trust
Delaware VIP Value Series
Annual report
December 31, 2013

Investments in Delaware VIP® Value Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

The Series is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor and member of Macquarie Group. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Series’ distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

This material may be used in conjunction with the offering of shares in the Delaware VIP Value Series only if preceded or accompanied by the Series’ current prospectus and the summary prospectus.

© 2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Delaware VIP® Trust — Delaware VIP Value Series
Portfolio management review	January 7, 2014

For the fiscal year ended Dec. 31, 2013, Delaware VIP Value Series Standard Class shares returned +33.69% and Service Class shares returned +33.37%. Both figures reflect all distributions reinvested. During the same period, the Series’ benchmark, the Russell 1000® Value Index, returned +32.53%.

The Series’ fiscal year was generally a positive one for U.S. equity markets: We credit historically high stock market returns largely to the ongoing economic stimulus efforts of the Federal Reserve. In mid-May, Fed Chairman Ben Bernanke announced the bank’s intention to taper its $85 billion-a-month bond buying program once the economy was deemed strong enough to stand on its own. While his comments resulted in a brief correction in stock prices, the rally picked up steam after mid-September when the Fed pleased the financial markets by declining to taper. President Barack Obama’s nomination of Janet Yellen to succeed Bernanke as Fed chair in January 2014 further bolstered the bullish mood, given that Yellen is thought to favor accommodative monetary policy to boost economic growth and employment.

These healthy stock market gains overcame the challenge of relatively sluggish economic growth, as U.S. gross domestic product - a measure of the goods and services produced by the nation - continued to expand at a below-average rate, although there were few signs of recession. Unemployment also drifted lower, albeit at glacial speed, while corporate profits mostly beat modest expectations.

Strong stock selection, most notably in the energy, consumer staples, materials, and industrials sectors, was the primary factor behind the Series’ relative outperformance. Tempering the gains, however, were its picks in the healthcare and information technology sectors, along with a modest cash weighting.

Within the consumer staples group, Archer-Daniels-Midland was a strong contributor. The company rebounded from a difficult year in 2012 when drought conditions led to higher input costs in its processing businesses and lower volumes in its agricultural services unit. In the industrials sector, defense contractor Northrop Grumman outperformed investors’ expectations. Despite facing the pressure of federal spending cuts, Northrop managed to operate efficiently, while share buybacks proved popular with the market.

In contrast, the healthcare sector was the Series’ biggest source of underperformance relative to the benchmark during the fiscal year. Medical diagnostics company Quest Diagnostics was a detractor, as its negative return significantly lagged the overall performance of the benchmark index. Quest suffered from a weak backdrop in employment and healthcare utilization, which translated into fewer doctor visits and a drop in the use of the company’s diagnostic services. Still, at the end of the fiscal year, we maintained the Series’ position, because we believed the company was attractively valued and we saw catalysts for potential share price gains going forward.

In the information technology sector, Broadcom faced several major challenges during the fiscal year, from lackluster enterprise technology spending to slower growth in mobile handset demand. We initially established a position in Broadcom in July 2013, but shortly afterward, the stock fell sharply in response to the company’s weaker-than-expected revenue forecast. Nevertheless, we remained confident in Broadcom’s financial strength and competitive position, and we added to the Series’ stake at the new lower price.

Throughout the fiscal year, we maintained a somewhat defensive portfolio positioning by emphasizing what we believed to be high-quality businesses, because, in our opinion, such companies could be resilient in the event of a market correction. In addition, many higher-quality issues have traded at more reasonable valuations than comparable stocks of lesser quality. We continue to insist on this aspect of cheapness and are committed to finding stocks that we believe are what we view as undervalued, based on our in-depth qualitative research and quantitative analysis.

Unless otherwise noted, views expressed herein are current as of Dec . 31, 2013, and subject to change.
Value Series-1

Delaware VIP® Trust — Delaware VIP® Value Series
Performance summary

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted.

Carefully consider the Series’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Series’ prospectus and its summary prospectus, which may be obtained by calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

Delaware VIP Value Series Average annual total returns For periods ended Dec. 31, 2013	1 year	3 years	5 years	10 years	Lifetime
Standard Class shares (commenced operations on July 28, 1988)	+33.69%	+18.88%	+18.04%	+8.42%	+8.98%

Service Class shares (commenced operations on May 1, 2000)	+33.37%	+18.59%	+17.74%	+8.14%	+7.13%

Russell 1000 Value Index	+32.53%	+16.06%	+16.67%	+7.58%	n/a

Returns reflect the reinvestment of all distributions.

As described in the Series’ most recent prospectus, the net expense ratio for Service Class shares of the Series was 0.98%, while total operating expenses for Standard Class and Service Class shares were 0.73% and 1.03%, respectively. The management fee for Standard Class and Service Class shares was 0.65%.

The Series’ distributor has contracted to limit the 12b-1 fees for Service Class shares to 0.25% of average daily net assets from Jan. 1, 2013 through Dec. 31, 2013.*

Earnings from a variable annuity or variable life investment compound tax-free until withdrawal, and as a result, no adjustments were made for income taxes.

Expense limitations were in effect for all classes during certain periods shown in the Series’ performance table above and in the Performance of a $10,000 Investment chart on the next page.

Performance data do not reflect other costs incurred by beneficial owners such as insurance company separate account fees and variable annuity or variable life contract charges or deferred sales charges. Performance shown here would have been reduced if such fees were included and the expense limitation removed. For more information about fees, consult your variable annuity or variable life prospectus.

Investments in variable products involve risk.

Please read both the contract and underlying prospectus for specific details regarding the product’s risk profile.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

Value Series-2

Delaware VIP® Value Series
Performance summary (continued)

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting Value	Ending Value

–– Delaware VIP Value Series (Standard Class)	$10,000	$22,445
– –Russell 1000 Value Index	$10,000	$20,771

The chart shows a $10,000 investment in the Delaware VIP Value Series Standard Class shares for the period from Dec. 31, 2003 through Dec. 31, 2013.

The chart also shows $10,000 invested in the Russell 1000 Value Index for the period from Dec. 31, 2003 through Dec. 31, 2013. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Performance of Service Class shares will vary due to different charges and expenses.

Past performance is not a guarantee of future results.

Value Series-3

Delaware VIP® Trust — Delaware VIP Value Series
Disclosure of Series expenses
For the Six-Month Period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Series, you incur ongoing costs, which may include management fees; distribution and/or service (12b-1) fees; and other Series expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual Expenses

The first section of the table shown, “Actual Series Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Series, you do not incur any transaction costs, such as sales charges (loads), redemption fees or exchange fees, but shareholders of other funds may incur such costs. Also, the fees related to the variable annuity investment or the deferred sales charge that could apply have not been included. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Series’ actual expenses shown in the table reflect fee waivers in effect for Service Class shares. The expenses shown in the table assume reinvestment of all dividends and distributions.

Expense Analysis of an Investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Series return†
Standard Class	$1,000.00	$1,145.30	0.70%	$3.79
Service Class	1,000.00	1,143.70	0.95%	5.13

Hypothetical 5% return (5% return before expenses)
Standard Class	$1,000.00	$1,021.68	0.70%	$3.57
Service Class	1,000.00	1,020.42	0.95%	4.84

*	“Expenses Paid During Period” are equal to the Series’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Value Series-4

Delaware VIP® Trust — Delaware VIP Value Series
Security type/sector allocation and top 10 equity holdings
As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Series materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one series being different than another series’ sector designations.

Security type/sector	Percentage of net assets
Common Stock	99.08%
Consumer Discretionary	6.52%
Consumer Staples	12.03%
Energy	14.47%
Financials	11.86%
Healthcare	17.16%
Industrials	9.02%
Information Technology	16.19%
Materials	3.06%
Telecommunications	5.93%
Utilities	2.84%
Short-Term Investments	0.86%
Total Value of Securities	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Xerox	3.59%
Johnson Controls	3.46%
Broadcom	3.22%
Intel Class A	3.22%
Cisco Systems	3.16%
Bank of New York Mellon	3.11%
CVS Caremark	3.10%
Mondelez International Class A	3.09%
Archer-Daniels-Midland	3.09%
Merck	3.09%

Value Series-5

Delaware VIP® Trust — Delaware VIP Value Series
Schedule of investments
December 31, 2013

	Number of Shares	Value (U.S. $)

COMMON STOCK – 99.08%
Consumer Discretionary – 6.52%
Johnson Controls	511,900	$26,260,470
Lowe’s	468,300	23,204,265

		49,464,735

Consumer Staples – 12.03%
Archer-Daniels-Midland	540,000	23,436,000
CVS Caremark	328,500	23,510,745
Kraft Foods Group	387,833	20,911,955
Mondelez International Class A	664,900	23,470,970

		91,329,670

Energy – 14.47%
Chevron	181,000	22,608,710
ConocoPhillips	316,200	22,339,530
Halliburton	415,100	21,066,325
Marathon Oil	599,000	21,144,700
Occidental Petroleum	238,500	22,681,350

		109,840,615

Financials – 11.86%
Allstate	416,700	22,726,817
Bank of New York Mellon	675,500	23,601,970
Marsh & McLennan	481,200	23,270,832
Travelers	225,900	20,452,986

		90,052,605

Healthcare – 17.16%
Baxter International	292,400	20,336,420
Cardinal Health	336,300	22,468,203
Johnson & Johnson	239,500	21,935,805
Merck	467,900	23,418,395
Pfizer	744,741	22,811,417
Quest Diagnostics	360,300	19,290,462

		130,260,702

Industrials – 9.02%
Northrop Grumman	200,900	23,025,149
Raytheon	254,700	23,101,290
Waste Management	498,600	22,372,182

		68,498,621

Information Technology – 16.19%
Broadcom Class A	824,500	24,446,425
Cisco Systems	1,067,200	23,958,640
Intel Class A	941,400	24,438,744
Motorola Solutions	337,671	22,792,793
Xerox	2,242,000	27,285,140

		122,921,742

Materials – 3.06%
duPont (E.I.) deNemours	357,600	23,233,272

		23,233,272

Telecommunications – 5.93%
AT&T	646,224	22,721,236
Verizon Communications	452,900	22,255,506

		44,976,742

Utilities – 2.84%
Edison International	465,800	21,566,540

		21,566,540

Total Common Stock (cost $478,312,381)		752,145,244

	Principal Amount°

SHORT-TERM INVESTMENTS – 0.86%
Repurchase Agreements – 0.18%
Bank of America Merrill Lynch 0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $934,264 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14-5/15/19; market value $952,950)	934,264	934,264
BNP Paribas 0.005%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $427,996 (collateralized by U.S. government obligations 1.25%-4.00% 2/15/15-10/31/15; market value $436,556)	427,996	427,996

		1,362,260

U.S. Treasury Obligations – 0.68% ≠
U.S. Treasury Bills
0.001% 1/2/14	387,130	387,130
0.001% 1/16/14	1,666,377	1,666,372
0.001% 1/30/14	467,132	467,128
0.033% 1/23/14	850,537	850,531
0.065% 4/24/14	1,409,921	1,409,674
0.093% 11/13/14	389,277	388,949

		5,169,784

Total Short-Term Investments (cost $6,532,043)		6,532,044

TOTAL VALUE OF SECURITIES – 99.94% (cost $484,844,424)	$758,677,288

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

See accompanying notes, which are an integral part of the financial statements.

Value Series-6

Delaware VIP® Trust — Delaware VIP Value Series
Statement of assets and liabilities	December 31, 2013

Assets:
Investments, at value[1]	$752,145,244
Short-term investments, at value[2]	6,532,044
Cash	113,652
Dividends and interest receivable	1,660,639
Receivable for fund shares sold	20,197

Total assets	760,471,776

Liabilities:
Payable for fund shares redeemed	816,403
Other accrued expenses	78,179
Investment management fees payable	401,754
Distribution fees payable	59,768
Other affiliates payable	11,101
Trustees fees and expenses payable	7,033

Total liabilities	1,374,238

Total Net Assets	$759,097,538

Net Assets Consist of:
Paid-in capital	$530,118,309
Undistributed net investment income	12,355,417
Accumulated net realized loss on investments	(57,209,052)
Net unrealized appreciation of investments	273,832,864

Total Net Assets	$759,097,538

Investments, at cost[1]	$478,312,381
Short-term investments, at cost[2]	6,532,043

Standard Class :
Net assets	$473,402,867
Shares of beneficial interest outstanding, unlimited authorization, no par	18,148,390
Net asset value per share	$26.09

Service Class :
Net assets	$285,694,671
Shares of beneficial interest outstanding, unlimited authorization, no par	10,977,185
Net asset value per share	$26.03

See accompanying notes, which are an integral part of the financial statements.

Value Series-7

Delaware VIP® Trust —
Delaware VIP Value Series
Statement of operations
Year ended December 31, 2013

Investment Income:
Dividends	$17,787,224
Interest	8,820
Securities lending income	2,590

17,798,634

Expenses:
Management fees	4,272,226
Distribution expenses - Service Class	758,405
Accounting and administration expenses	259,708
Reports and statements to shareholders	62,149
Dividend disbursing and transfer agent fees and expenses	56,480
Legal fees	45,406
Trustees’ fees and expenses	34,257
Audit and tax	27,755
Custodian fees	11,277
Registration fees	3,413
Other	19,074

5,550,150
Less waiver of distribution expenses - Service Class	(125,748)

Total operating expenses	5,424,402

Net Investment Income	12,374,232

Net Realized and Unrealized Gain:
Net realized gain on investments	25,249,442
Net change in unrealized appreciation (depreciation) of investments	151,519,009

Net Realized and Unrealized Gain	176,768,451

Net Increase in Net Assets Resulting from Operations	$189,142,683

Delaware VIP Trust —
Delaware VIP Value Series
Statements of changes in net assets

	Year ended
	12/31/13	12/31/12
Increase in Net Assets from Operations:
Net investment income	$12,374,232	$11,136,078
Net realized gain	25,249,442	26,426,267
Net change in unrealized appreciation	151,519,009	33,763,095

Net increase in net assets resulting from operations	189,142,683	71,325,440

Dividends and Distributions to Shareholders from:
Net investment income:
Standard Class	(7,249,699)	(7,445,068)
Service Class	(3,878,402)	(3,898,561)

	(11,128,101)	(11,343,629)

Capital Share Transactions:
Proceeds from shares sold:
Standard Class	29,418,010	22,023,577
Service Class	42,130,752	40,095,832

Net asset value of shares based upon reinvestment of dividends and distributions:
Standard Class	5,448,003	5,555,698
Service Class	3,878,402	3,898,561

	80,875,167	71,573,668

Cost of shares redeemed:
Standard Class	(22,830,368)	(25,119,551)
Service Class	(38,209,650)	(32,045,301)

	(61,040,018)	(57,164,852)

Increase in net assets derived from capital share transactions	19,835,149	14,408,816

Net Increase in Net Assets:	197,849,731	74,390,627

Net Assets:
Beginning of year	561,247,807	486,857,180

End of year (including undistributed net investment income of $12,355,417 and $11,109,286, respectively)	$759,097,538	$561,247,807

See accompanying notes, which are an integral part of the financial statements.

Value Series-8

Delaware VIP® Trust — Delaware VIP Value Series
Financial highlights

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Standard Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$19.880	$17.730	$16.490	$14.600	$12.830

Income from investment operations:
Net investment income[1]	0.451	0.418	0.382	0.323	0.351
Net realized and unrealized gain	6.170	2.163	1.191	1.926	1.838

Total from investment operations	6.621	2.581	1.573	2.249	2.189

Less dividends and distributions from:
Net investment income	(0.411)	(0.431)	(0.333)	(0.359)	(0.419)

Total dividends and distributions	(0.411)	(0.431)	(0.333)	(0.359)	(0.419)

Net asset value, end of period	$26.090	$19.880	$17.730	$16.490	$14.600

Total return[2]	33.69%	14.73%	9.54%	15.62%	17.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$473,403	$350,444	$310,494	$390,861	$369,859
Ratio of expenses to average net assets	0.71%	0.73%	0.73%	0.75%	0.74%
Ratio of expenses to average net assets prior to fees waived	0.71%	0.73%	0.73%	0.75%	0.76%
Ratio of net investment income to average net assets	1.94%	2.21%	2.23%	2.18%	2.75%
Ratio of net investment income to average net assets prior to fees waived	1.94%	2.21%	2.23%	2.18%	2.73%
Portfolio turnover	14%	21%	20%	15%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-9

Delaware VIP® Value Series
Financial highlights (continued)

Selected data for each share of the Series outstanding throughout each period were as follows:

	Delaware VIP Value Series Service Class
	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$19.840	$17.700	$16.470	$14.590	$12.810

Income from investment operations:
Net investment income[1]	0.393	0.370	0.338	0.286	0.319
Net realized and unrealized gain	6.161	2.158	1.188	1.921	1.839

Total from investment operations	6.554	2.528	1.526	2.207	2.158

Less dividends and distributions from:
Net investment income	(0.364)	(0.388)	(0.296)	(0.327)	(0.378)

Total dividends and distributions	(0.364)	(0.388)	(0.296)	(0.327)	(0.378)

Net asset value, end of period	$26.030	$19.840	$17.700	$16.470	$14.590

Total return[2]	33.37%	14.44%	9.26%	15.32%	17.65%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$285,695	$210,804	$176,363	$144,978	$133,753
Ratio of expenses to average net assets	0.96%	0.98%	0.98%	1.00%	0.99%
Ratio of expenses to average net assets prior to fees waived	1.01%	1.03%	1.03%	1.05%	1.06%
Ratio of net investment income to average net assets	1.69%	1.96%	1.98%	1.93%	2.50%
Ratio of net investment income to average net assets prior to fees waived	1.64%	1.91%	1.93%	1.88%	2.43%
Portfolio turnover	14%	21%	20%	15%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect. Total investment return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which Delaware VIP Trust serves as an underlying investment vehicle.

See accompanying notes, which are an integral part of the financial statements.

Value Series-10

Delaware VIP® Trust — Delaware VIP Value Series
Notes to financial statements
December 31, 2013

Delaware VIP Trust (Trust) is organized as a Delaware statutory trust and offers 10 series: Delaware VIP Diversified Income Series, Delaware VIP Emerging Markets Series, Delaware VIP High Yield Series, Delaware VIP International Value Equity Series, Delaware VIP Limited-Term Diversified Income Series, Delaware VIP REIT Series, Delaware VIP Small Cap Value Series, Delaware VIP Smid Cap Growth Series, Delaware VIP U.S. Growth Series and Delaware VIP Value Series. These financial statements and the related notes pertain to Delaware VIP Value Series (Series). The Trust is an open-end investment company. The Series is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Standard Class shares do not carry a 12b-1 fee and the Service Class shares carry a 12b-1 fee. The shares of the Series are sold only to separate accounts of life insurance companies.

The investment objective of the Series is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Series.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Series’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes — No provision for federal income taxes has been made as the Series intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Series evaluates tax positions taken or expected to be taken in the course of preparing the Series’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Series’ tax positions taken for all open federal income tax years (Dec. 31, 2010 – Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Series’ financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Series on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Series may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Series’ custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Series are charged directly to the Series. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Series declares and pays distributions from net investment income and net realized gain on investments, if any, following the close of the fiscal year. The Series may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $465 for the year ended Dec. 31, 2013. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

Value Series-11

Delaware VIP® Value Series
Notes to financial statements (continued)

1. Significant Accounting Policies (continued)

The Series may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Series receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Series earned less than one dollar under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Series pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Series, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Series. For these services, the Series pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Series was charged $32,447 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Series. For these services, the Series pays DSC at an annual rate of 0.0075% of the Series’ average daily net assets. This amount is included in the statement of operations as dividend disbursing and transfer agent fees and expenses. For the year ended Dec. 31, 2013 , the amount charged by DSC was $50,278. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Series. Sub-transfer agency fees are passed on to and paid directly by the Series.

Pursuant to a distribution agreement and distribution plan, the Series pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee of 0.30% of the average daily net assets of the Service Class shares. DDLP has contracted to waive distribution and service fees from Jan. 1, 2013 through Dec. 31, 2013* in order to limit distribution and service fees of the Service Class shares to 0.25% of average daily net assets. Standard Class shares pay no distribution and service expenses.

As provided in the investment management agreement, the Series bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax and regulatory reporting services to the Series. For the year ended Dec. 31, 2013, the Series was charged $22,765 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

Trustees’ fees include expenses accrued by the Series for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Series.

*The contractual waiver period was April 30, 2012 through April 30, 2014.

3. Investments

For the year ended Dec. 31, 2013, the Series made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$119,968,803
Sales	$89,249,343

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Series were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Appreciation
$487,894,649	$275,932,607	$(5,149,968)	$270,782,639

U.S. GAAP defines fair value as the price that the Series would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information

Value Series-12

Delaware VIP® Trust Series
Notes to financial statements (continued)

3. Investments (continued)

available under the circumstances. The Series’ investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)
Level 2	–

other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Series’ own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Series may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Series’ investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Common Stock	$752,145,244	$—	$752,145,244
Short-Term Investments	—	6,532,044	6,532,044

Total	$752,145,244	$6,532,044	$758,677,288

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Series. The Series’ policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Series has a significant amount of Level 3 investments at the beginning, interim or end of the period in relation to net assets. At Dec. 31, 2013, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and ended Dec. 31, 2012 was as follows:

	Year ended 12/31/13	Year ended 12/31/12
Ordinary	$11,128,101	$11,343,629

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$530,118,309
Undistributed ordinary income	12,355,417
Capital loss carryforwards	(54,158,827)
Unrealized appreciation	270,782,639

Net assets	$759,097,538

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $25,021,404 was utilized in 2013. Capital loss carryforwards remaining at Dec. 31, 2013 will expire as follows: $11,224,022 expires in 2016 and $42,934,805 expires in 2017.

Value Series-13

Delaware VIP® Value Series
Notes to financial statements (continued)

5. Components of Net Assets on a Tax Basis (continued)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Series is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended 12/31/13	Year ended 12/31/12
Shares sold:
Standard Class	1,262,736	1,138,908
Service Class	1,801,949	2,155,629
Shares issued upon reinvestment of dividends and distributions:
Standard Class	247,975	299,499
Service Class	176,612	210,165

	3,489,272	3,804,201

Shares redeemed:
Standard Class	(990,571)	(1,322,667)
Service Class	(1,625,150)	(1,705,740)

	(2,615,721)	(3,028,407)

Net increase	873,551	775,794

7. Line of Credit

The Series, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit expired on Nov. 12, 2013.

On Nov. 12, 2013, the Series, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Series had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Series adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Series mitigate its counterparty risk, the Series entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Series and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Series may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Value Series-14

Delaware VIP® Value Series
Notes to financial statements (continued)

8. Offsetting (continued)

For financial reporting purposes, the Series does not offset derivative assets and derivatives liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Series had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivatives Assets
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$934,264	$—	$934,264
Banque Paribas	427,996	—	427,996

Total	$1,362,260	$—	$1,362,260

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net(a)
Bank of America Merrill Lynch	$934,264	$(934,264)	$—	$—	$—	$—
Banque Paribas	427,996	(427,996)	—	—

Total	$1,362,260	$(1,362,260)	$—	$—	$—	$—

(a)Net represents the net receivable/(payable) that would be due from/(to) the counterparty in an event of default.

9. Securities Lending

The Series, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borro wer, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Series can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the discretion of the lending agent, replace the loaned securities. The Series continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Series has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Series receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Series, the security lending agent and the borrower. The Series records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Series may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in a Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Series may not receive an amount from the Collective Trust that is equal in amount to the collateral the Series would be required to return to the borrower of the securities and the Series would be required to make up for this shortfall.

At Dec. 31, 2013, there were no securities on loan.

10. Credit and Market Risk

The Series may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Series from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Series’ Board has delegated to DMC the day-to-day

Value Series-15

Delaware VIP® Value Series
Notes to financial statements (continued)

10. Credit and Market Risk (continued)

functions of determining whether individual securities are liquid for purposes of the Series’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Series’ 10% limit on investments in illiquid securities. As of Dec. 31, 2013, there were no Rule 144A securities held by the Series and no securities have been determined to be illiquid under the Series’ Liquidity Procedures.

11. Contractual Obligations

The Series enters into contracts in the normal course of business that contain a variety of indemnifications. The Series’ maximum exposure under these arrangements is unknown. However, the Series has not had prior claims or losses pursuant to these contracts. Management has reviewed the Series’ existing contracts and expects the risk of loss to be remote.

12. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Series’ financial statements.

Value Series-16

Delaware VIP® Trust — Delaware VIP Value Series
Report of independent registered public accounting firm

To the Board of Trustees of Delaware VIP® Trust and the Shareholders of Delaware VIP Value Series:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware VIP Value Series (one of the series constituting Delaware VIP Trust, hereafter referred to as the “Series”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2014

Value Series-17

Delaware VIP® Trust — Delaware VIP Value Series
Other Series information (Unaudited)

Board Consideration of Delaware VIP Value Series Investment Advisory Agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware VIP Value Series (the “Series”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Series performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Series, the costs of such services to the Series, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Series’ investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Series policies.

In considering information relating to the approval of the Series’ advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board considered the services provided by Delaware Investments to the Series and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Series, compliance of portfolio managers with the investment policies, strategies and restrictions for the Series, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Series’ investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Series in view of the importance of investment performance to share holders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Series showed the investment performance of its Standard Class shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Series was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Series’ performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Series and the Board’s view of such performance.

The Performance Universe for the Series consisted of the Series and all large-cap value funds under lying variable insurance products as selected by Lipper. The Lipper report comparison showed that the Series’ total return for the one-, three-, five- and ten-year periods was in the first quartile of its Performance Universe. The Board was satisfied with performance.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Series as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Series versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Series’ contractual management fee and the actual management fee incurred by the Series were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Series) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable break points and fee waivers. The Series’ total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Standard Class shares which do not charge 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Series’ total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Series and the Board’s view of such expenses.

The expense comparisons for the Series showed that the actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Series in comparison to those of its Expense Group.

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Series. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to

Value Series-18

Delaware VIP® Value Series
Other Series information (Unaudited) (continued)

each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Series’ assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Series’ management contract fell within the standard structure. The Board also noted that the Series’ assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Series and its shareholders.

Tax Information

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Series to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Dec. 31, 2013, the Series reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	(B) Qualifying dividends[1]
100.00%	100.00%

(A) is based on a percentage of the Series total distributions.

(B) is based on a percentage of the Series ordinary income distributions.

1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Value Series-19

Delaware Investments® Family of Funds

Board of trustees/directors and officers addendum

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES

Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer and Trustee	Chairman and Trustee since August 16, 2006 President and Chief Executive Officer since August 1, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	70	Director and Audit Committee Member — Kaydon Corp. Board of Governors Member — Investment Company Institute (ICI)
INDEPENDENT TRUSTEES

Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor — (March 2004–Present) Investment Manager — Morgan Stanley & Co. (January 1984–March 2004)	70	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	70	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc.
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	70	Board of Governors Member — NASDAQ OMX PHLX LLC Director and Audit Committee Member — Community Health Systems Director — Ecore International (2009–2010)
Anthony D. Knerr 2005 Market Street Philadelphia, PA 19103 December 1938	Trustee	Since April 1990	Managing Director — Anthony Knerr & Associates (Strategic Consulting) (1990–Present)	70	None
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	70	None

Value Series-20

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú Europa International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	70	Trust Manager — Camden Property Trust (2011–Present)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–Present) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	70	None
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–Present) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	70	Director, Audit Committee Member and Investment Committee Member Okabena Company Chair — 3M Investment Management Company (January 2005–July 2012)

J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder — Investor Analytics (Risk Management) (May 1999–Present) Founder — P/E Investments (Hedge Fund) (September 1996–Present)	70	Director and Compensation Committee Member — Investor Analytics Director — P/E Investments
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 - May 2013; Secretary since October 2005	David F. Connor has served as Vice President and Deputy General Counsel of Delaware Investments since 2000.	70	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	70	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005–February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	70	None[3]

Value Series-21

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	70	None[3]
[1]	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

The Series files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q. The Series’ Forms N-Q, as well as a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the Commission’s website at sec.gov. In addition, a description of the policies and procedures that the Series uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge on the Delaware Investments® Funds’ website at delawareinvestments.com. The Series’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Series voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Delaware Investments Funds’ website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

AR-VIPV [12/13] BNY 19616 (2/14)	(12002)	Value Series-22

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $254,850 for the fiscal year ended December 31, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $298,090 for the fiscal year ended December 31, 2012.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $49,200 for the fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $58,250 for the fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,732,970 and $10,528,331 for the registrant’s fiscal years ended December 31, 2013 and December 31, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE VIP® TRUST

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2014